UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.1a-12

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
20 Passaic Avenue
Fairfield, New Jersey 07004

January 3, 2008

To Our Shareholders:

You are most cordially invited to attend the Annual Meeting of Shareholders of Brooklyn Cheesecake & Desserts Company, Inc., referred to herein as the “Annual Meeting”, on February 4, 2008, 11:30 a.m. local time, at the offices of Saul Ewing LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia, Pennsylvania 19102.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

It is important that your shares be represented at this Annual Meeting to ensure the presence of a quorum. Whether or not you plan to attend the Annual Meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

/s/ Anthony Merante
Anthony Merante Chairman and Chief Executive Officer

COVER PAGE	1

THE VOTING AND VOTE REQUIRED	2

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	3

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	4

SUMMARY TERM SHEET	6

General	6

Background of the Exchange Agreement	6

Information about Ronald L. Schutté	6

Our Reasons for the Exchange Agreement	7

Summary of the Exchange Agreement	7

Interests of our Directors and Executive Officers	8

Regulatory Approvals	8

Business of Our Company Following the Exchange Transaction	8

Dissenters’ Rights	9

Vote Required and Board Recommendation	9

PROPOSAL NO. 1	10

ELECTION OF DIRECTORS	10

Nominees for Election	10

Appointment/Resignation of Officers and Directors	11

Determination of Independence	11

Code of Ethics	11

Meetings and Committees of the Board of Directors	11

Board Committees	11

Audit Committee	11

Audit Committee Report	12

Change of Auditors	12

Compensation Committee	13

Nominating Committee	13

Shareholder Communications with the Board of Directors	14

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	14

Executive Compensation	14

SUMMARY COMPENSATION TABLE	14

Option Grants in Fiscal 2006	14

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values	15

Compensation of Directors	15

Employment Contracts, Termination of Employment and Change in Control Arrangements	16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	16

Section 16(a) Beneficial Ownership Reporting Compliance	17

Certain Relationships and Related Transactions	17

PROPOSAL NO. 2	18

TO RATIFY THE APPOINTMENT OF SHERB & CO., LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007	18

Pre-Approval Policies and Procedures	18

APPROVAL REQUIRED FOR PROPOSAL No. 2	19

PROPOSAL NO. 3	20

TO AUTHORIZE, APPROVE AND RATIFY THE EXCHANGE AGREEMENT AND THE TRANSACTIONS DOCUMENTED IN THE EXCHANGE AGREEMENT	20

General	20

Background of the Exchange Agreement	20

Information about Ronald L. Schutté	21

Our Reasons for the Exchange Agreement	21

Summary of the Terms of the Exchange Agreement	23

Interests of our Directors and Executive Officers	26

Regulatory Approvals	26

Business of Our Company Following the Exchange Transaction	26

Material United States Federal Income Tax Consequences	26

Dissenters’ Rights	26

Vote Required and Board Recommendation	27

MISCELLANEOUS	27

Other Matters	27

Shareholder Proposals	27

Solicitation of Proxies	28

Householding of Annual Meeting Materials	28

Independent Registered Public Accounting Firm	28

Where You Can Find More Information	28

ANNEX A  Exchange Agreement dated March 28, 2006 by and between Brooklyn Cheesecake & Desserts Company, Inc. (NY), J.M. Specialties, Inc., Ronald L. Schutté and Brooklyn Cheesecake & Desserts Company, Inc. (NJ).

ANNEX B  Tenant’s Lease Assignment dated March 28, 2006 by and between Brooklyn Cheesecake & Desserts Company, Inc. (NY), J.M. Specialties, Inc., Ronald L. Schutté and Brooklyn Cheesecake & Desserts Company, Inc. (NJ).

ANNEX C  Exclusive Licensing Agreement dated March 28, 2006 between Brooklyn Cheesecake & Desserts Company, Inc. (NY) and Brooklyn Cheesecake & Desserts Company, Inc. (NJ).

ANNEX D  Asset Valuation Report of Daley-Hodkin, LLC dated August 9, 2004.

ANNEX E  Fairness Opinion of de Pasquier & Co., Inc. dated March 28, 2006

ANNEX F  Annual Report on Form 10-KSB/A1 for the period ended December 31, 2007

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
20 Passaic Avenue
Fairfield, New Jersey 07004

Notice of Annual Meeting of Shareholders to be held on February 4, 2008

The Annual Meeting of Shareholders of Brooklyn Cheesecake & Desserts Company, Inc., referred to herein as the “Annual Meeting” will be held at the offices of Saul Ewing LLP, Centre Square West, 1500 Market Street, Philadelphia, Pennsylvania 19102 at 11:30 a.m., Eastern Standard Time, for the purpose of considering and acting upon the following:

1. To elect five (5) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2. To ratify the selection of Sherb & Co., LLP as our independent accountants for 2007;

3. To authorize, approve and ratify an exchange transaction pursuant to which we have transferred $734,000 of our assets to Brooklyn Cheesecake & Desserts Company, Inc. (“BCAK-NJ”) in exchange for cancellation of $377,030 of indebtedness to Ronald Schutté and the assumption by BCAK-NJ of our accounts payable, accrued liabilities and obligations under our building lease pursuant to the terms of an Exchange Agreement dated March 28, 2006;

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Holders of common stock of record at the close of business on December 27, 2007 are entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be open to the examination of any shareholder at the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. Our Annual Report on Form 10-KSB/A1 for the year ended December 31, 2006 accompanies this proxy statement.

By order of the Board of Directors

/s/ Anthony Merante
Secretary

Fairfield, New Jersey 07004
January 3, 2008

IMPORTANT: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We shall appreciate your giving this matter your prompt attention.

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
20 Passaic Avenue
Fairfield, New Jersey 07004

PROXY STATEMENT

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Brooklyn Cheesecake & Desserts Company, Inc., also referred to herein as “us”, “we”, “our” or “company”, to be used at the Annual Meeting of Shareholders to be held at the offices of Saul Ewing LLP, Centre Square West, 1500 Market Street, Philadelphia, PA 19102, on February 4, 2008, at 11:30 a.m., Eastern Standard Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The company’s principal executive offices are located at 20 Passaic Avenue, Fairfield, New Jersey 07004.

THE VOTING AND VOTE REQUIRED

On the record date for the Annual Meeting, which was the close of business on December 27, 2007, there were outstanding 684,445 shares of common stock of Brooklyn Cheesecake & Desserts Company, Inc., each of which will be entitled to one vote.

The presence, in person or by proxy, of holders of our common stock having a majority of the votes entitled to be cast at the Annual Meeting shall constitute a quorum. Directors are elected by a plurality of the votes cast at the meeting, provided a quorum is present in person or by proxy. The ratification of the selection of Sherb & Co., LLP as our independent registered public accountants and the authorization, approval and ratification of the exchange transaction shall be approved by a majority of all of the shares of our common stock outstanding, provided a quorum is present in person or by proxy.

We do not believe that the exchange transaction requires shareholder approval because the assets being transferred do not constitute “all, or substantially all” of our assets. However, under Section 909 of the New York Business Corporation Law, the sale of “all, or substantially all” of our assets requires approval by the affirmative vote of the majority of all of the shares of our common stock outstanding, provided a quorum is present in person or by proxy. Nonetheless, we have determined it to be in the best interests of the corporation that we obtain shareholder approval of the exchange transaction. Accordingly, for this reason, we are submitting the proposed transaction to the shareholder vote which would be required if such provision of New York law were deemed applicable.

All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted “FOR” the stated matter being voted on at the Annual Meeting. A proxy may be revoked by the shareholder giving the proxy, at any time before it is voted, by written notice addressed to and received by the Secretary of Brooklyn Cheesecake & Desserts Company, Inc. or the Secretary of the Annual Meeting, and a prior proxy is automatically revoked by a shareholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for the proposed sale will not be counted in determining whether a majority vote has been received for the sale of a portion of our assets. Shares represented by proxies which are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (“broker non-votes”), those shares will not be included in the vote totals. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal to approve the asset sale.

This proxy statement, together with the related proxy card, is being mailed to our shareholders on or about January 3, 2008. Our Annual Report on Form 10-KSB/A1 for the year ended December 31, 2006, including financial statements, is being mailed together with this proxy statement to all shareholders of record as of December 27, 2007.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS MADE IN THIS PROXY STATEMENT ARE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY TERMINOLOGY SUCH AS “MAY”, “WILL”, “SHOULD”, “EXPECTS”, “INTENDS”, “ANTICIPATES”, “BELIEVES”, “ESTIMATES”, “PREDICTS”, OR “CONTINUE” OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY AND INCLUDE, WITHOUT LIMITATION, STATEMENTS BELOW REGARDING: COMPLETION OF THE TRANSACTIONS DOCUMENTED BY THE EXCHANGE AGREEMENT, RAISING CAPITAL, OUR COMPANY’S RIGHTS TO ITS TRADEMARKS, PROSPECTIVE TAX TREATMENT UNDER THE U.S. AND OTHER LAW OF THE TRANSACTIONS DOCUMENTED BY THE EXCHANGE AGREEMENT, OUR COMPANY’S NET-OPERATING LOSS CARRY-FORWARDS, EFFECTS OF THE TRANSACTIONS DOCUMENTED BY THE EXCHANGE AGREEMENT AND REASONS FOR THE TRANSACTIONS DOCUMENTED BY THE EXCHANGE AGREEMENT. BECAUSE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, THERE ARE IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. ALTHOUGH WE BELIEVE THAT EXCEPTIONS REFLECTED IN THE FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT GUARANTEE FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS. MOREOVER, NEITHER WE, NOR ANY OTHER PERSON, ASSUMES RESPONSIBILITY FOR THE ACCURACY AND COMPLETENESS OF THESE FORWARD-LOOKING STATEMENTS. WE ARE UNDER NO DUTY TO UPDATE ANY FORWARD-LOOKING STATEMENTS AFTER THE DATE OF THIS PROXY STATEMENT TO CONFORM SUCH STATEMENTS TO ACTUAL RESULTS.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Which proposals will be voted on at the Annual Meeting?

A:
The proposals to be voted on at the Annual Meeting are (i) the election of five members of our board of directors, (ii) the ratification of our independent registered public accounting firm; and (iii) the authorization, approval and ratification of the transfer of $734,000 of our assets to Brooklyn Cheesecake & Desserts Company, Inc. (NJ) (“BCAK-NJ”) in exchange for cancellation of $377,030 of indebtedness to Ronald Schutté and the assumption by BCAK-NJ of our accounts payable, accrued liabilities and obligations under our building lease pursuant to the terms of an Exchange Agreement dated March 28, 2006. The assets we exchanged primarily consisted of our baking company assets. We have retained all of our intellectual property rights pursuant to the terms of the Exchange Agreement attached to the accompanying proxy statement as Annex A. The exchange of assets for the satisfaction of indebtedness and assumption of liabilities is referred to as the “exchange transaction”.

Q:	What will happen if the exchange transaction is ratified?

A:	If the exchange transaction is ratified, we will continue to license our intellectual property rights to BCAK-NJ.

Q:	What will happen if the exchange transaction is not ratified?

A:
If the exchange transaction is not ratified, we will consider unwinding the exchange transaction and will review all options for continuing our operations. We will also be forced to consider discontinuing our operations through the sale of all of our assets to a third party. We cannot assure you that any third party will offer to purchase our assets for a price equal to or greater than the amount of indebtedness settled in the exchange transaction or that our assets can be sold all. If we are unable to sell our assets, we may be forced to file for bankruptcy protection. See “Proposal No. 3 - Business of Our Company Following the Exchange Transaction” on page 26.

Q:	What is our Board of Directors’ recommendation with respect to the exchange transaction?

A:	Our Board of Directors recommends a vote “FOR” authorization, approval and ratification of the exchange transaction. See “Proposal No. 3 - Vote Required and Board Recommendation” on page 27.

Q:	Why does our Board of Directors believe the exchange transaction is in the best interest of our company’s shareholders?

A:
The Board of Directors considered the risks and challenges facing our company on the date on which the exchange transaction was consummated as compared to the opportunities available to our company as of that date and concluded that the exchange transaction was the best alternative for maximizing value to our shareholders. See “Proposal No. 3 -- Background of the Exchange Transaction” on page 20 and “Proposal No. 3 - Our Reasons for the Exchange Transaction” on page 21.

Q:	Do I have any dissenters’ rights in connection with the exchange transaction?
A:
No. As we have determined that this is not a sale or transfer of “all or substantially all” of our assets, our shareholders are not entitled to dissenters’ rights. See “Proposal No. 3 - Dissenters’ Rights” on page 27.

Q:	What vote is required to approve each of the proposals?

A:
Our directors are elected by a plurality vote which means that the five directors receiving the most votes will be elected. The proposals to ratify the appointment of our independent registered public accounting firm and to ratify the exchange transaction each require the affirmative vote of our shareholders holding at least more than 50% of our outstanding shares of common stock. All members of the Board of Directors and each of our executive officers who hold, (or are deemed to hold) as of the record date, an aggregate of approximately 104,022 shares of our common stock (approximately 15.2% of the outstanding shares of common stock as of the record date) have indicated that they will vote in favor of this proposal. In addition, Anthony Merante, our Chief Executive Officer, has voting rights for an additional 56,000 shares (approximately 8.2% of the outstanding shares of common stock as of the record date) pursuant to a Website Development Agreement by and between us and two individuals dated March 1, 2005. Mr. Merante has indicated that he will vote these shares in favor of this proposal.

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Q:	What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement and the attached annexes, you should vote your shares as soon as possible so that your shares may be represented at the Annual Meeting. You may vote using any of the following methods:
• Via the Internet: Go to www.computershare.com/us/proxy and follow the instructions. You will need to enter the number in the shaded box printed on your proxy card.
• By telephone: Call (866) 589-0642. You will need to enter the number in the shaded box printed on your proxy card.
• In writing: Complete, sign, date and return your proxy card in the enclosed envelope.
A majority of shares entitled to vote must be represented at the Annual Meeting to enable our company to conduct business at the Annual Meeting. See “The Voting and Vote Required” on page 2.

Q:	Can I change my vote after I have mailed my signed proxy?

A:
Yes. You can change your vote at any time before proxies are voted at the Annual Meeting. You can change your vote in one of three ways. First, you can send a written notice via registered mail to our Secretary at our executive offices, stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy. If you choose either of these two methods, you must submit the notice of revocation or the new proxy to us. Third, you can attend the meeting and vote in person. See “The Voting and Vote Required” on page 2.

Q:	If my broker holds my shares in “street name”, will the broker vote the shares on my behalf?

A:
A broker will vote shares ONLY if the holder of the shares provides the broker with instructions on how to vote. Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, referred to as “broker non-votes,” will not be voted in favor of such matter. The proposal to ratify the exchange transaction, pursuant to the terms of the Exchange Agreement, requires the affirmative vote of at least more than 50% of our outstanding shares. Accordingly, broker non-votes will have the effect of a vote against the proposal. We encourage all shareholders whose shares are held in street name to provide their brokers with instructions on how to vote. See “The Voting and Vote Required” on page 2.

Q:	Who can help answer my questions?

A:
If you have any questions or need assistance with regard to voting your shares, or you have any questions about the Annual Meeting or the proposal to be voted on at the Annual Meeting, or if you need additional copies of the accompanying proxy statement or copies of any of our public filings referred to the accompanying proxy statement, you should contact our President and Chief Executive Officer at 20 Passaic Avenue, Fairfield, New Jersey 07004. Our public filing can also be accessed at the Securities and Exchange Commission’s web www.sec.gov. See “Where You Can Find More Information” on page 28.

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SUMMARY TERM SHEET

You are being asked to authorize, approve and ratify the exchange transaction documented in the Exchange Agreement that was unanimously approved by our Board of Directors on March 24, 2006. For your convenience, we have set forth below a summary of certain information relating to the exchange transaction that is contained under Proposal No. 3 in this proxy statement. This summary does not contain all of the information that you may consider to be important in determining how to vote on the exchange transaction. You should carefully read this entire proxy statement and annexes to which we refer. These documents will give you a more detailed description of the exchange transaction. Each item in this summary refers to the pages where that subject is discussed in greater detail elsewhere in the proxy statement.

General

On March 24, 2006, our Board of Directors unanimously approved an Exchange Agreement pursuant to which we agreed to transfer a portion of our assets to Brooklyn Cheesecake & Desserts Company, Inc. (NJ) (“BCAK-NJ”) in exchange for the assumption and satisfaction of liabilities and lease obligations by BCAK-NJ, an assignee of Ronald L. Schutté, our former Chairman and CEO. Pursuant to the Exchange Agreement, we agreed to transfer $734,000 of our assets to BCAK-NJ in exchange for the satisfaction of $377,030 of indebtedness owed to Mr. Schutte and the assumption of $768,285 in liabilities and accrued expenses and $597,101 of lease obligations by BCAK. A copy of the Exchange Agreement is attached as Annex A to the proxy statement. We encourage you to read the Exchange Agreement and the related Fairness Opinion, attached as Annex E, in their entirety. See PROPOSAL NO. 3 - General on page 20.

Background of the Exchange Agreement

We decided to complete the exchange transaction because we were unable to raise the capital necessary to compete as a small public company and adequately address the complexity, scale and low margins of the baking business while meeting the prohibitive compliance costs associated with regulatory requirements for public companies under the Sarbanes Oxley Act of 2002 and related regulations. We were unable to meet our accounts payable and debt obligations as they came due while conducting our baking operations. Changes in the industry such as the rapid growth of big box retailers as Wal Mart and Cosco as well as commodity price increases created many challenges. Our poor financial condition did not allow us to seek out conventional banking credit. Our ability to raise capital from venture capital or private equity firms was extremely difficult without a solid growth pattern of revenues and earnings. Our lack of cash prohibited us from hiring a sales force or participating in trade shows.

We had exhausted all channels of capital raising and business relationships as a small public company by the end of 2005. Mr. Schutte, our chief executive officer at the time, had already invested over $1,100,000 of his own funds to help capitalize our operations. We were facing bankruptcy and the loss of shareholder value by continuing our baking operations in a public company. The Board of Directors and Mr. Schutté determined that it was in the best interest of the shareholders to remove the baking operations and allow the shareholders to obtain value from our intellectual property. See PROPOSAL NO. 3 - Background of the Exchange Agreement on page 20.

Information about Ronald L. Schutté

Mr. Schutté served as the Chairman of our Board of Directors and our chief executive officer from May 2001 until he resigned in March 2006. During his tenure, Mr. Schutté advanced us funds on a regular basis. As of March 28, 2006, we owed Mr. Schutte $1,177,030 and were unable to meet this obligation as it came due. Mr. Schutté is a majority shareholder of BCAK-NJ. See PROPOSAL NO. 3 - Information about Ronald L. Schutte on page 21.

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Our Reasons for the Exchange Agreement

In approving the Exchange Agreement, our Board of Directors considered a number of factors including the following:

•	the lack of growth of the baking business and the inability of the baking business to produce significant earnings;

•	the inability to raise adequate capital to fund a successful marketing effort;

•	the historical financial performance of our company;

•	the financial prospects of our company;

•	the liquidity concerns currently faced by our company;

•	the lack of other baking businesses interested in merging or forming a strategic alliance with a public entity;

•	the short-term and long-term interests of our company and its shareholders;

•	our company’s current cash position and future growth opportunities;

•	the economic and market conditions affecting our company;

•	the background of the negotiations and the terms of the transactions contemplated by the Exchange Agreement;

•	the value of our assets, particularly of our intellectual property, and that certain contracts and customer relationships may decline with the passage of time; and

•	that as a result of the Exchange Agreement, our shareholders will be foregoing any opportunity to share in the future growth or increase in value of our company under its current line of business.

See PROPOSAL NO. 3 - Our reasons for the Exchange Agreement on page 21.

Summary of the Exchange Agreement

Assets Exchanged

Section 2 of the Exchange Agreement provides that we transfer a portion of our assets to BCAK-NJ. The assets transferred to BCAK-NJ, referred to as the “exchanged assets”, consisted of the assets used to operate our baking business.

Obligations Assumed by Mr. Schutté

Section 2 of the Exchange Agreement provides that we transfer the exchanged assets to BCAK-NJ in satisfaction of $377,030 of the $1,177,030 due to Mr. Schutté and the assumption by BCAK-NJ of accounts payable, accrued liabilities and the balance of the required payments under the building lease, as outlined in Exhibits IV and V to the Exchange Agreement. Section 4 of the Exchange Agreement provides that BCAK-NJ will assume all of our work-in-progress as well as all existing agreements to purchase products, materials and supplies and further assume our obligations under all existing agreements.

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Asset Retained by Company

Section 5 of the Exchange Agreement provides that we retain ownership of the Brooklyn Cheesecake Company, Inc. trademark (US Registration No. 3,040,023) and will license it to BCAK-NJ pursuant to the terms of an Exclusive Licensing Agreement, a copy of which is attached as Annex C. Pursuant to the terms of the Exclusive Licensing Agreement, we are entitled to receive royalty payments equal to 1% of BCAK-NJ’s net sales of products using the Brooklyn Cheesecake Company, Inc. trademark. These payments are to be paid to us in cash on a monthly basis. Additionally, we retained $20,000 for the purpose of paying the expenses related to the completion of our periodic public filings with the Securities and Exchange Commission.

Liabilities Retained by the Company

Section 6 of the Exchange Agreement provides that, upon closing of the exchange transaction, $800,000 representing the remaining indebtedness due BCAK-NJ as assignee of Mr. Schutté will remain due and will continue to accrue interest at the rate of 13% per annum and the performance of this obligation will be secured by a properly perfected security interest in the Brooklyn Cheesecake Company, Inc. trademark. Payment of this liability is deferred at our option until such time as we receive royalties from BCAK-NJ pursuant to the Exclusive Licensing Agreement. Upon any change in control of our ownership, Mr. Schutté will have the right to exchange the remaining principal balance of this loan plus all accrued interest thereon for sole and exclusive ownership of The Brooklyn Cheesecake Company, Inc. trademark.
Other Provisions of the Exchange Agreement

In Section 10 of the Exchange Agreement, BCAK-NJ made representations and warranties to us. In Section 11 of the Exchange Agreement, we made representations and warranties. Section 12 of the Exchange Agreement includes closing conditions.

See PROPOSAL 3 - Summary of the Exchange Agreement on page 23.

Interests of our Directors and Executive Officers

Upon consummation of the transactions contemplated by the Exchange Agreement, Anthony Merante was appointed to the positions of Chief Executive Officer and President and will perform those functions without compensation until we are in a position to compensate him for his service. There is no guaranteed minimum amount to be paid to Mr. Merante for his service as our executive officer. See PROPOSAL NO. 3 - Interests of Our Directors and Executive Officers on page 26.

Regulatory Approvals

No United States Federal or state regulatory requirements must be complied with or approvals obtained as a condition of the exchange transaction. See PROPOSAL NO. 3 - Regulatory Approvals on page 26.

Business of Our Company Following the Exchange Transaction

Immediately following the closing, we had assets consisting of $20,000 and ownership of the Brooklyn Cheesecake Company, Inc. trademark. We had liabilities consisting of $800,000 due to BCAK-NJ and, with the passage of time incurred ordinary course payables, including payables for payments to professionals in connection with the completion of our reporting obligations under the Securities Exchange Act of 1934, as amended.

Subsequent to the consummation of the exchange transaction, our business has consisted of licensing our trademark to BCAK-NJ. Pursuant to the Exclusive Licensing Agreement, we have received royalties of $24,653 in 2006 and the first nine months of 2007 and have experienced net losses during this period of $222,610. Approximately $175,000 of this loss is due to interest expense accruing on the indebtedness due to BCAK-NJ. Approximately an additional $35,000 relates to professional fees and expenses incurred. During 2004 and 2005, we experienced net losses of $574,324 and $1,064,311. We would have experienced similar or greater net losses during this period if we did not consummate the exchange transaction. See PROPOSAL NO. 3 - Business of Our Company Following the Exchange Transaction on page 26.

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Dissenters’ Rights

We do not believe that the exchange agreement constituted a sale or transfer of “all or substantially all” of our assets under New York law. Accordingly, you will not have dissenters’ rights with respect to the exchange transaction. See PROPOSAL NO. 3 - Dissenters’ Rights on page 27.

Vote Required and Board Recommendation

The authorization, approval and ratification of the exchange transaction pursuant to the terms of the Exchange Agreement requires the affirmative vote of at least the shareholders holding more than 50% of the outstanding shares of our Common Stock. All members of the Board of Directors and each of our executive officers who hold (or are deemed to hold), as of the record date, an aggregate of 104,020 shares of our Common Stock (approximately 15.2% of the outstanding shares of Common Stock as of the record date) have indicated that they will vote in favor of the proposal. In addition, Anthony Merante, our Chief Executive Officer, has voting rights for an additional 56,000 shares (approximately 8.2% of the outstanding shares of common stock as of the record date) pursuant to a Website Development Agreement by and between us and two individuals dated March 1, 2005. Mr. Merante has indicated that he will vote these shares in favor of this proposal. See PROPOSAL NO. 3 - Vote Required and Board Recommendation on page 27.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting, each for a term of one year or until the election and qualification of a successor.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the “Board”). Our Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All five nominees are currently members of our Board of Directors. There are no family relationships among any of the executive officers or directors of the Company.

Name	Age	Position with Brooklyn Cheesecake & Desserts Company, Inc.

Anthony Merante	47	Chairman of the Board, President and Chief Executive Officer, Chief Financial Officer, Corporate Secretary
Liberio Borsellino	52	Director
Carmelo L. Foti	55	Director
David Rabe	46	Director
Donald O’Toole	56	Director

The principal occupation and business experience, for at least the past five (5) years, of each director and nominee is as follows:

Nominees for Election

Anthony Merante was appointed as director in January 2003 and was subsequently elected as a director in August 2004. He was appointed Chief Financial Officer of the Company in January 2005. Mr. Merante was subsequently appointed Chairman of the Board of Directors as well as Chief Executive Officer, President, and Corporate Secretary in March 2006. Mr. Merante is a Certified Public Accountant and has been a partner with the firm of Reda, Romano & Company, LLP CPA’s in Rye Brook, NY since October 2001. Mr. Merante graduated from St. John’s University in 1982 with a Bachelor’s of Science in Accounting.

Liborio Borsellino was elected as a director in August 2004. Mr. Borsellino works for RBC and Associates. Mr. Borsellino has been employed there since 1994. Mr. Borsellino is a manufacturer representative for Gear Sports Apparel, Johnson & Johnson Sports Medicine, and Gatorade Athletic. Mr. Borsellino received his Bachelor’s degree from Manhattan College in 1977.

Carmelo L. Foti was appointed as director in January 2003 and elected as a director in August 2004. Mr. Foti has served as President and Chief Operating Officer of the Bank of Southeastern Connecticut since March 2006. Previously, he served as Vice President, Manager Credit and Marketing of the National Bank of Egypt, NY Branch. Mr. Foti was employed there since 1995. Mr. Foti earned his Masters in Arts from Johns Hopkin University in 1976. Mr. Foti received his Bachelor’s of Arts degree from Fordham University in 1974.

David Rabe was elected as a director in August 2004. Mr. Rabe is the President of Interpro Systems, Inc. Mr. Rabe has been with the company since January 1998. Mr. Rabe received his Bachelor’s of Science degree in 1984 from New York University.

Donald O’Toole was appointed as a director in August 2005. Mr. O’Toole is a Vice President of Sales of HRP, Inc. Prior to that he served as a Senior Vice-President at Petry TV, Inc. from March 1981 to June 2006. Prior to this position, he served as National Sales Manager for WGN TV in Chicago, IL. Mr. O’Toole holds a BA degree from Southern New Hampshire University and an MBA from Iona College.

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Appointment/Resignation of Officers and Directors

In March 2006, prior to entering into the Exchange Agreement with us, Ronald Schutté our former Chairman, Chief Executive Officer and President, resigned both as a director and executive officer of our company. Effective February 27, 2007, Vincent Bocchimozzo resigned as a member of our board of directors. We have decided not to fill the vacancy created by his resignation.

Determination of Independence

As our common stock is eligible for quotation on the NASD Over-the-Counter Bulletin Board and is not listed on any stock exchange, we are not required to have any number of independent directors. However, we believe that it is a good corporate governance practice to do so. Under NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of Mr. Borsellino, Mr. Foti, Mr. Rabe or Mr. O’Toole has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules. Mr. Merante does not meet this definition of independent director as he is our only executive officer.

Code of Ethics

We have not adopted a written Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. We presently have only one executive officer, Anthony Merante, who is also the Chairman of our Board of Directors. In addition, we do not experience a significant volume or variety of transactions. Accordingly, our Board of Directors does not believe that it is necessary to have a Code of Ethics that applies to our executive officers.

Meetings and Committees of the Board of Directors

During the year ended December 31, 2006, the Board of Directors met once, with all incumbent directors in attendance.

Board Committees

We do not currently have standing audit, compensation or nominating committees. The Board of Directors has determined that due to the size of the Company and the scope of its current business activity that the Board as a whole could serve in the capacity of the respective committees rather than having individual committees that would then report to the Board. The Board of Directors meets to review and assess prospective director nominees when appropriate.

Audit Committee

All members of our Board of Directors perform the responsibilities of an Audit Committee. As we no longer use a separately designated Audit Committee, our previously adopted Audit Committee Charter is no longer operable. Our management is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Board reviewed our quarterly financial reports and regulatory issues facing us. Members of the Board of Directors as presently constituted and executive officers met and held discussions with Zeller, Weiss & Kahn LLP, our former independent auditors as well as with Sherb & Co., LLP, our present independent auditors. Management represented to the Board that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board reviewed and discussed the consolidated financial statements with management and with Sherb & Co., LLP. The Board also discussed with Sherb & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

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In addition, the Board discussed with Sherb & Co., LLP their independence from us and our management, and Sherb provided to us the written disclosures and letter required from the independent auditors by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Board discussed with Sherb & Co., LLP the overall scope and plans for their audit. The Board met with Sherb & Co., LLP, with and without management present, to discuss the results of their examination, their evaluations of our internal controls, and the overall quality of our financial reporting.

Mr. Merante, who is a certified public accountant, meets the definition of an audit committee financial expert. Other than Mr. Merante, members of the Board are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Board rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Board’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Board’s reviews and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact “independent.”

Audit Committee Report

The Board of Directors has reviewed and discussed Brooklyn Cheesecake and Dessert Company’s audited financial statements with management.  The Board of Directors has discussed the matters required to be discussed by SASS 61 (Communication with Audit Committee) with Sherb & Co. LLP, Brooklyn Cheesecake and Dessert Company’s independent accountants.

The Board of Directors has received written disclosures from Sherb & Co. LLP required by Independence Standards Board Standard No. 1 (which relate to the accountant’s independence from Brooklyn Cheesecake and Dessert Company) and has discussed with Sherb & Co. LLP their independence from Brooklyn Cheesecake and Dessert Company.  The Board of Directors has considered whether the provision of the foregoing services is compatible with maintaining Sherb & Co  LLP’s independence.

Based on the review and discussions referenced above, the Board of Directors recommended that Brooklyn Cheesecake and Dessert Company’s audited financial statements be included in its Annual Report on Form 10-KSB/A1 for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Anthony Merante
Liberio Borsellino
Carmelo L. Foti
David Rabe
Donald O’Toole

Change of Auditors

On January 13, 2005, our Board of Directors engaged Sherb & Co., LLP to audit our consolidated financial statements. During 2003 and 2004 and through January 13, 2005, we did not consult with Sherb & Co., LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided that was an important factor considered us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

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On November 22, 2004, we filed a current report on Form 8-K reporting that our former certified accountants, Zeller, Weiss & Kahn LLP had informed us on November 17, 2004 that they had resigned.

There were no disagreement(s) with Zeller, Weiss & Kahn LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Zeller, Weiss & Kahn LLP, would have caused Zeller, Weiss & Kahn LLP to make reference to the subject matter of such disagreement(s) in connection with its audit reports.

Compensation Committee

We do not have a standing compensation committee. Based on our small size and small number of employees, the Board of Directors has determined that a compensation committee is not currently necessary. The Board of Directors as a whole currently serves the functions of a compensation committee and reviews our compensation policies and practices, develops recommendations with respect to compensation for our senior executives.

Nominating Committee

The Board of Directors currently serves as the Nominating Committee. The committee is intended to assist in the oversight of our corporate governance matters, including the determination of the independent status of current and prospective Board members, periodic evaluation of the Board of Directors, its committees and individual directors, and the identification and selection of director nominees.

Members of our Board of Directors should meet certain minimum qualifications including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Board of Directors may consider a variety of other qualities and skills, including (i) expertise in the businesses in which we may engage, (ii) the ability to exercise independent decision-making, (iii) the absence of conflicts of interest, (iv) diversity of gender, ethnic background, and experience, and (v) the ability to work effectively with other directors in collectively serving the long-term interests of all shareholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and our charter and bylaws.

The Board of Directors will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chairman of the Board will then initiate the search, working with staff support and seeking input from other directors and senior management, considering nominees previously submitted by shareholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Board of Directors which will then prioritize the candidates and determine if any of the members of the Board or senior management have relationships with the preferred candidates and can initiate contacts. If not, contact would be initiated by a search firm. The Chairman and at least one member of the Board of Directors will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the Board of Directors for final evaluation. The Board of Directors will meet to consider such recommendations and to approve the final candidate; and will evaluate all nominees for director, including nominees recommended by a shareholder, on the same basis.

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The Board of Directors will consider director candidates recommended by our shareholders in accordance with the following procedures. Shareholders may make recommendations with regard to nominees for election to the Board of Directors at future annual meetings of shareholders by submitting in writing a notice, received by our Secretary at least 60 days prior to the date on which we first mailed our proxy materials for the prior year's annual meeting of shareholders, or, if we did not have an annual meeting of shareholders in the prior year, 90 days prior to the date of the annual meeting. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of common stock of the Corporation which are beneficially owned by each such nominee, (iv) the qualifications of such nominee for service on the Board of Directors, (v) the name and residence address of the proposing shareholder(s), and (vi) the number of shares of common stock owned by the proposing shareholder(s). All nominees for director, including nominees recommended by a shareholder, shall be evaluated on the same basis.

Shareholder Communications with the Board of Directors

We have established procedures for shareholders to communicate directly with the Board of Directors on a confidential basis. Shareholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of Brooklyn Cheesecake & Desserts Company, Inc. at 20 Passaic Avenue, Fairfield, New Jersey 07004. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. To the extent that a shareholder wishes the communication to be confidential, such shareholder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal year ended December 31, 2006 by each of the executive officers (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($)	Other Compensation	Total
Anthony J. Merante	2006	$10,000	$0	$11,250	$21,250
President, Chief Executive Officer and Chief Financial Officer(1)
Ron Schutté	2006	$25,000	$0	$11,250	$36,250
Chief Executive Officer(2)

(1) In 2006, Mr. Merante received 8,000 shares of common stock in payment for his service as our only executive officer. These shares were valued at $1.25 per share. On February 17, 2006, 9,000 options held by Mr. Merante were converted into 9,000 shares of our common stock without any payment of exercise price. This conversion resulted in noncash compensation expense to Mr. Merante of $11,250.

(2) Mr. Schutté served as our chief executive officer until March 28, 2006. On February 17, 2006, 29,000 options held by Mr. Schutté were converted into 29,000 shares of our common stock without any payment of exercise price. This conversion resulted in noncash compensation expense to Mr. Schutté of $36,250.

Option Grants in Fiscal 2006

We did not grant any options to any of our Named Executive Officers during the year ended December 31, 2006.

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Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth certain information with respect to aggregate option exercises by the Named Executive Officers in the fiscal year ended December 31, 2006 and with respect to the unexercised options held by the Named Executive Officers as of December 31, 2006.

				Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($) (1)
Name	SharesAcquired onExercise (#)		ValueRealized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Anthony Merante	17,000	(1)	$21,250	0	0	0	0
Ronald Schutté	29,000	(2)	$36,250	0	0	0	0

(1) Though not technically an exercise of stock options, on February 17, 2006, options to purchase 17,000 shares of our common stock held by Mr. Merante were converted into 17,000 shares of our common stock without payment of any exercise price. The shares issued to Mr. Merante upon this conversion were valued at $21,250 using a conversion price of $1.25 per share, which was the last quotation price of our common stock on the Over The Counter Bulletin Board on February 17, 2006.

(2) Though not technically an exercise of stock options, on February 17, 2006, options to purchase 29,000 shares of our common stock held by Mr. Schutté were converted into 29,000 shares of our common stock without payment of any exercise price. The shares issued to Mr. Schutté upon this conversion were valued at $36,250 using a conversion price of $1.25 per share, which was the last quotation price of our common stock on the Over The Counter Bulletin Board on February 17, 2006.

Compensation of Directors

Our directors receive a fee of $1,000 for attending each meeting of the Board of Directors or a committee thereof. In addition, all directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending such meetings. There was one meeting of the board of directors in 2006 for which the fee was waived in exchange for converting options held by such directors to common stock.

Name	Fees Earned Or Paid in Cash	Conversion of Options to Shares of Common Stock	Total

Anthony J. Merante	$0.00	$11,250(1)	$11,250
Carmelo Foti	$0.00	$11,250(1)	$11,250
Liberio Borsellino	$0.00	$11,250(1)	$11,250
David Rabe	$0.00	$11,250(1)	$11,250
Donald O’ Toole	$0.00	$11,250(1)	$11,250

(1) On February 17, 2006, 9,000 options held by each director were converted into 9,000 shares of our common stock without any payment of exercise price. This conversion resulted in noncash compensation expenses of $11,250 to each of our directors, which was calculated using a value of $1.25 per share, which was the last quotation price of our common stock on the Over The Counter Bulletin Board on February 17, 2006.

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Employment Contracts, Termination of Employment and Change in Control Arrangements

We do not have any employment contracts or change in control arrangements with our named executive officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of December 27, 2007, certain information with respect to beneficial ownership of our common stock as of December 27, 2007 by:

•	each person known to us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	each of our executive officers; and

•	all of our executive officers and directors as a group.

Name and Address	Title	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Anthony J. Merante c/o 20 Passaic Ave Fairfield, NJ 07004	Executive Officer, Director and Beneficial Owner	59,854 (2)	8.7%

Liberio Borsellino c/o 20 Passaic Ave Fairfield, NJ 07004	Director	11,024	1.6%

Carmelo L. Foti c/o 20 Passaic Ave Fairfield, NJ 07004	Director	12,739	1.9%

David Rabe c/o 20 Passaic Ave Fairfield, NJ 07004	Director	11,024	1.6%

Donald O’Toole c/o 20 Passaic Ave Fairfield, NJ 07004	Director	9,381	1.4%

Ronald L. Schutté c/o 20 Passaic Ave Fairfield, NJ 07004	Beneficial Owner	125,369 (3)	18.3%

Wachovia Corporation c/o 20 Passaic Ave Fairfield, NJ 07004	Beneficial Owner	34,680	5.1%

Directors and Named Executive Officers as a Group (5 persons)		104,022	15.2%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

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(2)
Does not include 56,000 shares owned by two individuals Charles Brofman and James Bruchetta over which Mr. Merante holds voting rights pursuant to a website development agreement by and between us and the two individuals dated March 1, 2005.

(3)	Includes 2,400 shares which Mr. Schutté owns jointly with his wife.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that none of Messrs. Merante, Schutté, Foti, Borsellino, Rabe or O’Toole filed a Form 4 reporting the conversion of their outstanding stock option grants to shares of common stock that occurred on February 17, 2006.

Certain Relationships and Related Transactions

Promissory Notes issued to our former Chairman and Chief Executive Officer Ronald Schutté

On January 31, 2006, a note in the amount of $995,818 was issued to Mr. Ronald Schutté our former Chairman, Chief Executive Officer and President consolidating six prior notes previously issued to Mr. Schutté. The principal amount of this promissory note accrued interest at the rate of 13% per annum and was due on demand. Our obligations under the note were secured by a pledge of our assets.

Exchange of Assets

On March 28, 2006, we entered into the Exchange Agreement with Ronald L. Schutté, our former Chairman and Chief Executive Officer, BCAK-NJ, a corporation of which Mr. Schutté is a majority shareholder, and J.M. Specialties, Inc., our wholly-owned subsidiary, pursuant to which we consummated the exchange transaction full described in Proposal No. 3 beginning on page 30. We also entered into an Exclusive Licensing Agreement with Mr. Schutté and BCAK-NJ pursuant to which we licensed the use of our Brooklyn Cheesecake Company, Inc. trademark to BCAK-NJ and are entitled to receive royalty payments equal to one percent of BCAK-NJ’s net sales of products using this trademark. These payments are to be paid to us in cash on a monthly basis.

Promissory Notes issued to our Current Chairman, President, Chief Executive Officer, CFO, and Corporate Secretary Anthony Merante

On January 31, 2006, we issued a new promissory note to Anthony Merante, our current Chairman, Chief Executive Officer, President, and Chief Financial Officer, which consolidated into one note, inclusive of accrued interest, all previously issued notes totaling $187,086. The principal amount of this promissory note accrues interest at the rate of 13% per annum and is due on demand.

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PROPOSAL NO. 2

TO RATIFY THE APPOINTMENT OF SHERB & CO., LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007

The Board has appointed the independent registered public accounting firm of Sherb & Co., LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2007. Sherb & Co., LLP has been so engaged since 2004.

Representatives from Sherb & Co., LLP are expected to be at the Annual Meeting and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions raised during the meeting.

The following table shows the fees that we paid or accrued for the audit and other services provided by Sherb and Co., LLP our present Accountants during 2006 and 2005.

	Fiscal 2006	Fiscal 2005
Audit Fees	$15,000	$34,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$15,000	$34,919

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our Board of Directors has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of the Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit fees paid to the auditors with respect to fiscal year 2006 were pre-approved by the entire Board of Directors.

Pre-Approval Policies and Procedures

None of the audit-related fees billed in fiscal 2006 and 2005 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

The Board of Directors has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

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From time to time, the Board of Directors may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

APPROVAL REQUIRED FOR PROPOSAL NO. 2

Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.

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PROPOSAL NO. 3

TO AUTHORIZE, APPROVE AND RATIFY THE EXCHANGE AGREEMENT AND THE TRANSACTIONS DOCUMENTED IN THE EXCHANGE AGREEMENT

General

On March 24, 2006, our Board of Directors unanimously approved an Exchange Agreement pursuant to which we agreed to transfer a portion of our assets to Brooklyn Cheesecake & Desserts Company, Inc. (NJ) (“BCAK-NJ”) in exchange for the assumption and satisfaction of liabilities and lease obligations by BCAK-NJ, an assignee of Ronald L. Schutté, our former Chairman and Chief Executive Officer. Pursuant to the Exchange Agreement, we agreed to transfer $734,000 of our assets to BCAK-NJ in exchange for the satisfaction of $377,030 of indebtedness owed to Mr. Schutte and the assumption of $1,145,315 in liabilities and $597,101 of lease obligations by BCAK. A copy of the Exchange Agreement is attached as Annex A to the proxy statement. We encourage you to read the Exchange Agreement as well as the Tenant Lease Assignment attached as Annex B, the Exclusive Licensing Agreement attached as Annex C, the Asset Valuation Report attached as Annex D and the Fairness Opinion attached as Annex E, each in their entirety.

Background of the Exchange Agreement

On an ongoing basis, our Board of Directors and management periodically reviewed our financial condition and growth prospects. Based on the belief that future growth would require a significant capital investment for our baking operations in order to complete updates and enhancements to our cheesecake and desserts business, management proposed to our Board of Directors that we explore alternative strategies for maximizing shareholder value.

On December 23, 2005, we announced our intention to transfer a portion of our assets, consisting of accounts receivable, inventory, machinery and equipment, the website and other assets in exchange for the satisfaction and assumption of a substantial portion of our indebtedness and other liabilities.

We decided to exchange the assets because we were unable to raise the capital necessary to compete as a small public company and adequately address the complexity, scale and low margins of the baking business while meeting the prohibitive compliance costs associated with regulatory requirements for public companies under the Sarbanes Oxley Act of 2002 and related regulations. We were unable to meet our accounts payable and debt obligations as they came due while conducting our baking operations. Although we sought merger and acquisition candidates in the baking industry, no candidates were interested in operating as a public company due to the high level of compliance costs that would consume the low profit margins experienced in the baking industry as well as a general reluctance of industry participants to publicly disclose descriptions of their operations and financial results to competitors. In addition, our poor sales and mounting losses failed to attract potentially larger and more profitable businesses, more suitable for operation as a public company. Changes in the industry such as the rapid growth of big box retailers as Wal Mart and Cosco as well as commodity price increases created many challenges. Our poor financial condition did not allow us to seek out conventional banking credit. Our ability to raise capital from venture capital or private equity firms was extremely difficult without a solid growth pattern of revenues and earnings. Our lack of cash prohibited us from hiring a sales force or participating in trade shows.

We had exhausted all channels of capital raising and business relationships as a small public company by the end of 2005. Mr. Schutte, our chief executive officer at the time, had already invested over $1,100,000 of his own funds to help capitalize our operations. We were facing bankruptcy and the loss of shareholder value by continuing our baking operations in a public company. The Board of Directors and Mr. Schutté determined that it was in the best interest of the shareholders to divest the baking operations and allow the shareholders to obtain value from our intellectual property. On March 24, 2006, the Board of Directors unanimously approved the exchange transaction as documented in the Exchange Agreement. We believe that the exchange transaction, which allowed us to divest of all baking operations and operate as an intellectual property licensing company, will ultimately allow us to pursue and expand royalty fees and develop into a business more suitable for operation as a public company. Our Board of Directors took this position to enhance shareholder value and optimize asset growth.

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On March 28, 2006, we executed the definitive Exchange Agreement with Mr. Schutté, BCAK-NJ and J.M. Specialties, Inc., our wholly-owned subsidiary.

Information about Ronald L. Schutté

Mr. Schutté served as the Chairman of our Board of Directors and our chief executive officer from May 2001 until he resigned in March 2006. During his tenure, Mr. Schutté advanced us funds on a regular basis. As of March 28, 2006, we owed Mr. Schutte $1,177,030 and were unable to meet this obligation as it came due. Mr. Schutté is a majority shareholder of BCAK-NJ.

Our Reasons for the Exchange Agreement

In approving the Exchange Agreement, our Board of Directors considered a number of factors including the following:

•	the lack of growth of the baking business and the inability of the baking business to produce significant earnings;

•	the inability to raise adequate capital to fund a successful marketing effort;

•	the historical financial performance of our company;

•	the financial prospects of our company;

•	the liquidity concerns currently faced by our company;

•	the lack of other baking businesses interested in merging or forming a strategic alliance with a public entity;

•	the short-term and long-term interests of our company and its shareholders;

•	our company’s current cash position and future growth opportunities;

•	the economic and market conditions affecting our company;

•	the background of the negotiations and the terms of the transactions contemplated by the Exchange Agreement;

•	the value of our assets, particularly of our intellectual property, and that certain contracts and customer relationships may decline with the passage of time; and

•	that as a result of the Exchange Agreement, our shareholders will be foregoing any opportunity to share in the future growth or increase in value of our company under its current line of business.

The foregoing discussion of the information and factors considered by our Board of Directors is not intended to be exhaustive, but includes the material factors considered. In view of the variety of factors considered in connection with its evaluation of the Exchange Agreement, our Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its determination and recommendations, and individual directors may have given different weight to different factors.

Our Board of Directors established the terms of the exchange transaction and believes that the exchange transaction was fair to our shareholders. Our Board of Directors engaged an investment bank, du Pasquier & Co. Inc., also referred to herein as “du Pasquier”, to provide us with a fairness opinion pursuant to which it determined the fairness of the exchange transaction to our shareholders. A fairness opinion from an independent financial advisor typically entails a substantial fee charged to the requesting company and in this instance we negotiated the price of the fairness opinion with du Pasquier & Co. Inc. through arms length negotiations. In the context of an exchange agreement, the financial advisor will typically review a company’s historical and projected revenues, and the operating results of the company and those of comparable companies, and make certain assumptions regarding the value of the assets and liabilities of the associated business or assets.

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We retained du Pasquier to render this opinion, which is referred to in this Proxy Statement as the “Fairness Opinion.” We retained du Pasquier based upon du Pasquier’s experience in the valuation of businesses in connection with asset deals and similar transactions. du Pasquier is a corporate financial advisory firm based in New York, New York. As part of its business, du Pasquier renders fairness opinions in connection with mergers and acquisitions, business and securities valuations and financial restructurings. In selecting du Pasquier, we interviewed several investment bankers and selected du Pasquier based on their fee quote and availability to complete the required services in a timely manner.

No limitations were imposed by us upon du Pasquier with respect to the investigations made or procedures followed by it in rendering the Fairness Opinion. du Pasquier was not requested and does not intend to update, revise or reaffirm the Fairness Opinion in connection with the Exchange Agreement, including to reflect any circumstances or events that have occurred since March 28, 2006. The Fairness Opinion speaks only as of its date. Events that could affect the fairness of the exchange transaction, from a financial point of view, to our shareholders who are not parties to the Exchange Agreement include adverse changes in industry market conditions and changes to our business, financial condition and results of operations. No relationship existed between du Pasquier and us at the time the Fairness Opinion was prepared or delivered, none has since developed and none is mutually understood to be contemplated.

In connection with their investigation and analysis, du Pasquier conducted, considered, researched, and/or reviewed the following, among other sources:

•	Discussions and meetings with senior management and directors of the company, concerning the outlook for the baking business;

•	Our Annual Report on Form 10-KSB filings for the years ending December 31, 2003 and 2004;

•	Our Annual Report on Form 10-KSB filing for the year ended December 31, 2005, filed with the SEC on March 28, 2006;

•	The baking business’ projected financial statements for the years ending December 31, 2006 through 2010;

•	Pro forma historical financial statements for the baking business, as compiled by management for the years ended December 31, 2001 through December 31, 2005;

•	Relevant baking industry reports;

•	Relevant economic, industry, and market related data, factors, and outlooks;

•	The trading history of our common stock, and the trading activity of the stock of selected guideline companies;

•	Valuation analyses related to our forecasted financial performance;

•	A search for and review of potential publicly traded guideline companies;

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•	A search for and review of potential guideline transactions involving both public and private companies;

•	Our market capitalization;

•	Other information regarding our company that was deemed relevant to the analysis.

Based on the analyses described above, du Pasquier determined that, as of the date of the Fairness Opinion, the terms of the Exchange Agreement were fair, from a financial point of view, to our stockholders. On March 28, 2006, du Pasquier delivered its opinion to us that, subject to and based upon the various qualifications and assumptions described therein, the terms of the Exchange Agreement were fair to our stockholders from a financial point of view.

In rendering the Fairness Opinion, du Pasquier relied upon and assumed, without independent verification, the accuracy and completeness of all financial or other information provided to them or publicly available. They also relied on our assurance that there were no material changes in our operations or financial condition from the date of the last financial statements for the year ended December 31, 2005. du Pasquier did not independently verify the accuracy and completeness of the information supplied to it with respect to us and did not assume any responsibility with respect to such information, and assumed and relied upon the accuracy and completeness of all such information provided to or discussed with du Pasquier or publicly available.

du Pasquier did not make any physical inspection or independent appraisal of any of our assets and the Fairness Opinion was based on the business, economic, market and other conditions as they existed on the date of the Fairness Opinion and could be evaluated by du Pasquier at the date of the Fairness Opinion. Under our engagement letter with du Pasquier, we paid a fee of $20,000 for services delivered in connection with rendering the Fairness Opinion.

Based on its review of the Fairness Opinion, our Board of Directors determined that the exchange transaction was fair to our shareholders. A copy of the Fairness Opinion is attached hereto as Annex E.

Summary of the Terms of the Exchange Agreement

The following sets forth a summary of the material provisions of the Exchange Agreement. The summary description does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement and Attachments which is attached hereto as Annex A. All shareholders are urged to read the Exchange Agreement and Attachments in its entirety.

Assets Exchanged

Section 2 of the Exchange Agreement provides that we transfer a portion of our assets to BCAK-NJ.

The assets transferred to BCAK-NJ, referred to as the “exchanged assets”, consisted of the assets used to operate our baking business, including, without limitation:

•
All tangible assets including, but not limited to, furniture and fixtures, tools, machines, computers, software, assets, inventory, supplies, files, telephones, accounts receivable on the date of closing;

•	Intangible assets, such as software, literature, manuals, training materials, product brochures, business methods, procedures and customer lists of our baking business;

•
All of our company’s rights and obligations under contracts pursuant to which we have agreed to provide products and services to a third party or a third party has agreed to provide products and services to us and any lease for items used in the course of operating our baking business; and

23

•	All documents and information relating to the operation of our baking business.

The value of the assets transferred was $734,000 as outlined in Exhibit III to the Exchange Agreement. BCAK-NJ agreed to accept title to the exchanged assets “as-is”, “where is” and without any of the warranties as made and provided under the Uniform Commercial Code other than a warranty of title.

Obligations Assumed by Mr. Schutté

Section 2 of the Exchange Agreement provides that we transferred the exchanged assets to BCAK-NJ in satisfaction of $377,030 of the $1,177,030 due to Mr. Schutté and the assumption by BCAK-NJ of accounts payable, accrued liabilities and the balance of the required payments under the building lease, as outlined in Exhibits IV and V to the Exchange Agreement. Section 4 of the Exchange Agreement provides that BCAK-NJ will assume all of our work-in-progress as well as all existing agreements to purchase products, materials and supplies and further assume our obligations under all existing agreements.

Asset Retained by Company

Section 5 of the Exchange Agreement provides that we retain ownership of the Brooklyn Cheesecake Company, Inc. trademark (US Registration No. 3,040,023) and will license it to BCAK-NJ pursuant to the terms of an Exclusive Licensing Agreement, a copy of which is attached as Annex C. Pursuant to the terms of the Exclusive Licensing Agreement, we are entitled to receive royalty payments equal to 1% of BCAK-NJ’s net sales of products using the Brooklyn Cheesecake Company, Inc. trademark. These payments are to be paid to us in cash on a monthly basis. Additionally, we retained $20,000 for the purpose of paying the expenses related to the completion of our periodic public filings with the Securities and Exchange Commission.

Liabilities Retained by the Company

Section 6 of the Exchange Agreement provides that, upon closing of the exchange transaction, $800,000 representing the remaining indebtedness due BCAK-NJ as assignee of Mr. Schutté will remain due and will continue to accrue interest at the rate of 13% per annum and the performance of this obligation will be secured by a properly perfected security interest in the Brooklyn Cheesecake Company, Inc. trademark. Payment of this liability is deferred at our option until such time as we receive royalties from BCAK-NJ pursuant to the Exclusive Licensing Agreement. Upon any change in control of our ownership, Mr. Schutté will have the right to exchange the remaining principal balance of this loan plus all accrued interest for sole and exclusive ownership of The Brooklyn Cheesecake Company, Inc. trademark.

Representations and Warranties of BCAK-NJ

In Section 10 of the Exchange Agreement, BCAK-NJ represented and warranted to us that:

•
it will maintain product liability and general liability insurance and list us as an insured party for the period of the statute of limitations to protect us against any claims as a result of our operations prior to closing;

•	defend and hold harmless us and our directors and officers from any claims, liabilities, legal actions or contingent liabilities incurred as a result of the Exchange Agreement; and

•	all Bulk Sales notifications under the Uniform Commercial Code were waived as BCAK-NJ assumed responsibility for full payment of all of our bona fide creditors.

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Our Representations and Warranties

In Section 11 of the Exchange Agreement, we represented and warranted that:

•	we are a duly formed corporation in good standing and that we have the legal authority to enter into the Exchange Agreement; and

•
we hold harmless Mr. Schutté and BCAK-NJ from any claims, liabilities, legal actions or contingent liabilities asserted against them or any officers or directors of BCAK-NJ as a result of the Exchange Agreement.

Closing Conditions

Section 12 of the Exchange Agreement contained closing conditions including:

•	approval of the Exchange Agreement by our board of directors;

•	there were no legal proceedings threatened or pending that would have delayed the closing of the agreement;

•	BCAK-NJ obtain a written release of our obligations under our premises lease and all existing agreements with customers and others;

•	cancellation of all issued promissory notes due to Mr. Schutté except for $800,000;

•	written confirmation from our accountants that all taxes that may be due as part of the exchange were either exempt, waived or paid at closing;

•	that all reasonable documentation by each party be provided in order to complete the transaction; and

•	that BCAK-NJ enter into an Exclusive licensing Agreement with us; the filing of a UCC-1 Form evidencing BCAK-NJ’s security interest in the trademark; and

•	written satisfaction of the $377,030 of loans to the Company for the exchanged assets.

Other Terms

The Exchange Agreement also included standard legal contract terms with regard to:

•	independent legal representation;

•	notices;

•	amendments;

•	caption headings;

•	duplications and counterparts;

•	entire agreement;

•	non-assignability;

•	public announcements;

•	governing law; and

•	severability.

The parties agreed that consummation of the transactions contemplated by the Exchange Agreement is not subject to the approval of our stockholders.

25

Interests of our Directors and Executive Officers

Upon consummation of the transactions contemplated by the Exchange Agreement, Anthony Merante was appointed to the positions of Chief Executive Officer and President and will perform those functions without compensation until we are in a position to compensate him for his service. There is no guaranteed minimum amount to be paid to Mr. Merante for his service as our executive officer.

Regulatory Approvals

No United States Federal or state regulatory requirements must be complied with or approvals obtained as a condition of the exchange transaction.

Business of Our Company Following the Exchange Transaction

Immediately following the closing, we had assets consisting of $20,000 and ownership of the Brooklyn Cheesecake Company, Inc. trademark. We had liabilities consisting of $800,000 due to BCAK-NJ and, with the passage of time incurred ordinary course payables, including payables for payments to professionals in connection with the completion of our reporting obligations under the Securities Exchange Act of 1934, as amended.

Subsequent to the consummation of the exchange transaction, our business has consisted of licensing our trademark to BCAK-NJ. Pursuant to the Exclusive Licensing Agreement, we have received royalties of $24,653 in 2006 and the first nine months of 2007 and have experienced net losses during this period of $222,610. During 2004 and 2005, we experienced net losses of $574,324 and $1,064,311. We would have experienced similar or greater net losses during this period if we did not consummate the exchange transaction. We continue to seek other business opportunities with other baking companies and businesses outside of the baking industry. Currently, we have no commitments or agreements with any other person or entity regarding a proposed transaction.

In the event that Proposal No. 3 is not ratified, we will consider unwinding the exchange transaction and will review all options for continuing our operations. We will also be forced to consider discontinuing our operations through the sale of all of our assets to a third party. We cannot assure you that any third party will offer to purchase our assets for a price equal to or greater than the amount of indebtedness settled in the exchange transaction or that our assets can be sold all. If we are unable to sell our assets, we may be forced to file for bankruptcy protection.

Material United States Federal Income Tax Consequences

Federal Income Taxation of the Company. We did not experience any federal income tax as a result of the exchange transaction. Following the exchange transaction, we continue to be subject to United States Federal income taxation on our taxable income, if any, such as interest income, gain from the sale of our assets or income from operations. We will recognize gain or loss with respect to the sale of our assets in an amount equal to the fair market value of the consideration received for each asset over our adjusted tax basis in the asset sold.

Federal Income Taxation of our Shareholders. As our shareholders are not entitled to dissenters’ rights in connection with the exchange transaction, we do not expect that our shareholders will recognize any gain or loss for United States Federal income tax purposes as a result of the exchange transaction.

Dissenters’ Rights

We do not believe the exchange transaction constituted a sale of “substantially all” of our assets under Section 910 of the New York Business Corporation law. We have come to this conclusion by examining the exchange transaction both in terms of the revenue received from the assets which were exchanged and the relative value of the portion of our assets exchanged as compared to our assets being retained. First, this is not a sale or transfer of “substantially all” of our assets as we are selling our unprofitable business and we are currently in operations and we plan to produce revenue through royalties from the use of our Trademarks. Second, this is not a sale or transfer of “substantially all” of our assets as the assets transferred comprised approximately 33-43% of the total estimated value of our assets under a bankruptcy scenario. Accordingly, we have determined that the exchange transaction was not a sale or transfer of substantially all of our assets as of March 28, 2006, the date the definitive Exchange Agreement was executed. If a shareholder were to attempt to exercise dissenters’ rights in connection with the exchange transaction, we will vigorously challenge such an exercise, or the parties may also decide to unwind the exchange transaction.

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Vote Required and Board Recommendation

The ratification of the exchange transaction with Mr. Schutté pursuant to the terms of the Exchange Agreement requires the affirmative vote of at least the shareholders holding more than 50% of the outstanding shares of our Common Stock. All members of the Board of Directors and each of our executive officers who hold (or are deemed to hold), as of the record date, an aggregate of 104,020 shares of our Common Stock (approximately 15.2% of the outstanding shares of Common Stock as of the record date) have indicated that they will vote in favor of the proposal. In addition, Anthony Merante, our Chief Executive Officer, has voting rights for an additional 56,000 shares (approximately 8.2% of the outstanding shares of common stock as of the record date) pursuant to a Website Development Agreement by and between us and Charles Brofman and James Bruchetta dated March 1, 2005. Mr. Merante has indicated that he will vote these shares in favor of this proposal.

The Board of Directors believes that the exchange transaction was in our best interests and the best interests of our shareholders and recommends a vote “FOR” this proposal. It is intended that the shares represented by the enclosed form of proxy will be voted in favor of this proposal unless otherwise specified in such proxy.

The following resolution will be offered at the Annual Meeting:

“RESOLVED THAT THE EXCHANGE AGREEMENT AND THE TRANSACTIONS DOCUMENTED IN THE EXCHANGE AGREEMENT DATED MARCH 28, 2006 BE AUTHORIZED, APPROVED AND RATIFIED.”

MISCELLANEOUS

Other Matters

Management knows of no matter other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Shareholder Proposals

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must have submitted the proposal to our Secretary at our offices at 20 Passaic Avenue, Fairfield, New Jersey 07004, in writing not later than September 5, 2008.

Shareholders who intend to present a proposal at such Annual Meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our President and Chief Executive Officer at the aforementioned address not later than November 5, 2008.

If we do not receive notice of a shareholder proposal within this timeframe, our management will use its discretionary authority to vote the shares that they represent as our Board of Directors may recommend.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

27

Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by our company. Proxies may be solicited by directors, officers and regular employees of our company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. Our company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of our common stock.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of our proxy statement to you if you call or write us at the following address or phone number: 20 Passaic Avenue, Fairfield, New Jersey 07004, (973) 808-8248. If you want to receive separate copies of our proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

Independent Registered Public Accounting Firm

Representatives of Sherb & Co., LLP, our independent auditors, are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Where You Can Find More Information

We file annual, quarterly and special reports, proxy statements and other information with the United States Securities and Exchange Commission. You may read and copy any document filed by our company at the public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You can review our electronically filed reports, proxy statements other information on the SEC’s website at http://www.sec.gov. Our common stock is eligible for quotation on the NASD Over-The-Counter Bulletin Board traded under the symbol “BCKE.OB.”

28

EVERY SHAREHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board of Directors

/s/ Anthony Merante
Anthony Merante
Chairman and Chief Executive Officer

Fairfield, New Jersey 07004
January 3, 2008

29

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS

1. The Board of Directors recommends a vote to elect five directors of the company to serve until the Annual Meeting of Shareholders and until their respective successors have been elected and qualified.

		For	Withhold
01	Anthony Merante	[ ]	[ ]
02	Liberio Borsellino	[ ]	[ ]
03	Carmelo L. Foti	[ ]	[ ]
04	David Rabe	[ ]	[ ]
05	Donald O’Toole	[ ]	[ ]

2. To ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.	For [ ]	Abstain [ ]	Against [ ]

3. To authorize, approve and ratify the Exchange Agreement and the transactions documented in the Exchange Agreement.	For [ ]	Abstain [ ]	Against [ ]

4. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.	For [ ]	Abstain [ ]	Against [ ]

5. Authorized Signatures - Sign Here - This section must be completed for your instruments to be executed.

Shareholders of record at the close of business on December 27, 2007 are entitled to notice and will be entitled to vote at the meeting or any adjournment thereof and only holders of shares of common stock of record at the close of business on that day will be entitled to vote.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box.

Name	Date

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Annex A

EXCHANGE AGREEMENT

Agreement made this 28th day of March, 2006, by and between Brooklyn Cheesecake and Desserts Company, Inc. (NY), a New York corporation, its wholly-owned subsidiary J M. Specialties, Inc., a New Jersey Corporation, with the principal place of business located at 20 Passaic Avenue, Fairfield, N.J. 07004, (hereinafter referred to as the "Company"), Ronald L. Schutté, (hereinafter referred to as the "Creditor") and Brooklyn Cheesecake & Desserts Company, Inc. (NJ), with its principal place of business located at 360 Hollywood Ave., Tuckahoe, NY 10707, (hereinafter referred to as "BCAK-NJ)".

WHEREAS, the Company is engaged in the business of manufacturing, distributing and marketing various bakery food products;

WHEREAS, the Creditor has made certain loans and advances to the Company;

WHEREAS, the Company acknowledges the indebtedness to Creditor;

WHEREAS, Creditor has formed BCAK-NJ for among other purposes effectuating the transaction contemplated by this Agreement;

WHEREAS, the Company, Creditor and BCAK-NJ are desirous of entering into an agreement to satisfy the Company's debt to Creditor, and

WHEREAS, the parties are desirous of defining their rights and responsibilities with respect to said indebtedness.

NOW THEREFORE, for $10 and other good and valuable consideration, the parties agree to the following:

1. Company Indebtedness to Creditor. The Company, as of the date hereof owes the sum of $1,177,030 with interest at 13% per annum to Creditor's assignee. Annexed hereto and marked **Exhibit I** is a schedule of loans and advances made by Creditor to the Company. The aforesaid amounts due are evidenced by promissory notes issued by the Company to Creditor, and assigned to BCAK-NJ. Annexed hereto and marked **Exhibit II** is a copy of said assignment. BCAK-NJ has demanded payment in full of the sum of $1,177,030 with interest which is due and owing by the Company to Creditor and/or its assignee without any offset or set off on the aforesaid amount.

2. Exchange of Indebtedness for Assets. In satisfaction of $377,030 of said indebtedness inclusive of interest and BCAK-NJ's assumption of the Company's outstanding accounts payable and accrued expenses, the Company is agreeable to transfer certain assets to BCAK-NJ "as is", "where is" and without recourse to the Company, other than the Company's warranty and representation, that it has title to said assets, and that the assets will be exchanged and transferred to BCAK-NJ free and clear of any liens or encumbrances. Annexed hereto and marked **Exhibit III** is a true copy of the assets that will be exchanged by the Company. Annexed hereto and marked **Exhibit IV** is a true copy of the liabilities assumed by BCAK-NJ.

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7. Disclosure of Transaction. Creditor and BCAK-NJ acknowledge that the Company is required to make a public announcement and public filings with the SEC of the material aspects of the within transaction.

8. Agreement Subject to Approval. The parties agree that the within agreement and the transaction contemplated hereby is not subject to the approval of stockholders of Company.

9. Related Party Transaction - Conflicts. The parties acknowledge that Ronald Schutté, the Company's President, Chief Executive Officer and Chairman is the sole stockholder of BCAK-NJ. Ronald Schutté represents that he has not participated or engaged in any discussions or negotiations with the Board of Directors or stockholders of the Company concerning the independent valuation of the assets and business, and further that the parties acknowledge the potential of a conflict of interest exists and as such, Ronald Schutté will resign on closing as Chairman, Chief Executive Officer and President of the Company, subject to full disclosure of the transaction made to stockholders of the Company.

10. Warranties and Representations of BCAK-NJ.

(a) BCAK-NJ warrants and represents that it will maintain product liability insurance as well as general liability insurance and list the Company as an insured party for the period of the statute of limitations to protect the Company from any claims that are asserted against the Company as a result of the operation of the Company's business, prior to the closing.

(b) BCAK-NJ will defend and hold harmless the Company and its Officers and Directors from any claims, liabilities, legal actions or contingent liabilities asserted against the Company or any of its Officers and Directors as a result of the within transaction upon receiving written notice of any of said claims, and that said indemnification will include all legal fees and expenses incurred with respect to any of said claims.

(c) The parties agree that the provisions of the Uniform Commercial Code and Bulk Sales law with respect to notification to all creditors and taxing authorities, and all other applicable sections, will be waived by the parties, upon condition that BCAK-NJ warrants and represents to the Company that BCAK-NJ will be responsible for making full payment to all bona fide creditors of the Company, as well as providing substantiation of verification of value of the assets as may be required in that the value of the assets exchanged by the Company for the debt owed to BCAK-NJ was fair and reasonable to creditors and stockholders of the Company.

(d) BCAK-NJ warrants and represents that it will maintain product liability insurance as well as general liability insurance and list the Company as an insured party for the period of the statute of limitations to protect the Company from any claims that are asserted against the Company as a result of the operation of the Company's business, prior to the closing.

3

(e) BCAK-NJ will defend and hold harmless the Company and its Officers and Directors from any claims, liabilities, legal actions or contingent liabilities asserted against the Company or any of its Officers and Directors as a result of the within transaction upon receiving written notice of any of said claims, and that said indemnification will include all legal fees and expenses incurred with respect to any of said claims.

The parties agree that the provisions of the Uniform Commercial Code and Bulk Sales law with respect to notification to all creditors and taxing authorities, and all other applicable sections, will be waived by the parties, upon condition that BCAK-NJ warrants and represents to the Company that BCAK-NJ will be responsible for making full payment to all bona fide creditors of the Company, as well as providing substantiation of verification of value of the assets as may be required in that the value of the assets exchanged by the Company for the debt owed to BCAK-NJ was fair and reasonable to creditors and stockholders of the Company

11. Warranties and Representations of the Company.

(a) Company warrants and represents that it is a duly formed corporation in good standing and that it has the requisite legal authority to enter into this transaction with no further consents required and without violating any laws or legal agreement current enforceable against the Company.

(b) Company will defend and hold harmless Creditor, BCAK-NJ and its Officers and Directors from any claims, liabilities, legal actions or contingent liabilities asserted against the Creditor and/or BACK-NJ or any of its Officers and Directors as a result of the within transaction upon receiving written notice of any of said claims, and that said indemnification will include all legal fees and expenses incurred with respect to any of said claims.

12. Conditions of Closing. Creditor and BCAK-NJ agree that the following are conditions of closing of the exchange transaction:

(a) The board of directors of the Company must approve this Agreement and the exchange transaction as contemplated hereunder.

(b) There is no legal proceeding threatened or pending that would delay or result in damages to the Company or its Officers and Directors for finalizing the exchange of assets agreement.

(c) That BCAK-NJ has obtained in writing a release of the Company's obligations under its premises lease and all existing agreements and contracts with customers and others.

(d) Cancellation of all issued and outstanding promissory notes due to Creditor or its assignee BCAK-NJ by the Company except for $800,000.

4

3/30/06 at 19:58:21.35
Page: 1

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

VI

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
AETNA AETNA US H 888 287 4295	A1714662	8,264.00				8,264.00	3/1/06	3/31/06
AETNA AETNA US H		**8,264.00**				**8,264.00**		
AGD AGD OF NJ, L	18736DL		1,000.00			1,000.00	1/6/06	2/5/06
AGD AGD OF NJ,			**1,000.00**			**1,000.00**		
AIB AIB INTERNA 785-537-4750	0083610	1,067.95				1,067.95	2/24/06	3/26/06
AIB AIB INTERNA		**1,067.95**				**1,067.95**		
AICCO A.I. CREDIT C 1 800 791 790	ELU09044				13,142.28	13,142.28	11/8/05	12/8/05
AICCO A.I. CREDIT C					**13,142.28**	**13,142.28**		
AIRPORT PL	0701-1001				1,501.55	1,501.55	10/28/0	11/27/05
AIRPORT PL JOHNNY DER 973 403 3235	10/05-01/0	2,348.75				2,348.75	2/1/06	3/3/06
AIRPORT PL AIRPORT PL		**2,348.75**			**1,501.55**	**3,850.30**		
ALLENTOWN	332695				1,291.40	1,291.40	10/31/0	11/30/05
ALLENTOWN 610 367 2174	332696				2,145.00	2,145.00	10/31/0	11/30/05

3/30/06 at 19:58:21.40

Page: 2

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
ALLENTOWN ALLENTOWN					**3,436.40**	**3,436.40**		
ALLIED ALLIED META	PS-13566		51.06			51.06	1/16/06	2/15/06
ALLIED ALLIED MET			**51.06**			**51.06**		
ALLIED OFFI ALLIED OFFI	KH371800	86.64				86.64	1/30/06	3/1/06
ALLIED OFFI ALLIED OFFI		**86.64**				**86.64**		
AMERICAN A AMERICAN A ALEX FLYNT 1800-825-666	75190	267.50				267.50	3/16/06	4/15/06
AMERICAN A AMERICAN A		**267.50**				**267.50**		
AMERICAN E AMERICAN E 800 492 3344	COMSHA	1,236.80				1,236.80	3/28/06	4/27/06
AMERICAN E AMERICAN E		**1,236.80**				**1,236.80**		
AMF AMF BAKERY	170536	750.00				750.00	2/27/06	3/29/06
AMF AMF BAKER		**750.00**				**750.00**

3/30/06 at 19:58:21.42

Page: 3

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
ANTHONY M	010105				1,000.00	1,000.00	1/1/05	1/31/05
ANTHONY M	020105				4,000.00	4,000.00	2/1/05	3/3/05
	030105				4,000.00	4,000.00	3/1/05	3/31/05
	040105				4,000.00	4,000.00	4/1/05	5/1/05
	050105				4,000.00	4,000.00	5/1/05	5/31/05
	063005				4,000.00	4,000.00	6/1/05	7/1/05
	070105				4,000.00	4,000.00	7/1/05	7/31/05
	080105				4,000.00	4,000.00	8/1/05	8/31/05
	090105				4,000.00	4,000.00	9/1/05	10/1/05
	100105				4,000.00	4,000.00	10/1/05	10/31/05
	110105				4,000.00	4,000.00	11/1/05	12/1/05
	120105			4,000.00		4,000.00	12/1/05	12/31/05
	010106		8,000.00			8,000.00	1/1/06	1/31/06
	020106	8,000.00				8,000.00	2/1/06	3/3/06
	030106	8,000.00				8,000.00	3/1/06	3/31/06
ANTHONY M ANTHONY M		**16,000.00**	**8,000.00**	**4,000.00**	**41,000.00**	**69,000.00**		
BAKEMARK	133818	3,474.70				3,474.70	1/30/06	3/1/06
BAKEMARK	134421	509.75				509.75	2/6/06	3/8/06
KELLY	135036	2,815.25				2,815.25	2/13/06	3/15/06
800 877 4496	135471	2,188.00				2,188.00	2/17/06	3/19/06
	136247	2,318.70				2,318.70	2/27/06	3/29/06
BAKEMARK BAKEMARK		**11,306.40**				**11,306.40**		
BARATTA &	080105				2,017.50	2,017.50	8/1/05	8/31/05
BARATTA &	090105				3,000.00	3,000.00	9/1/05	10/1/05
	100105				3,000.00	3,000.00	10/1/05	10/31/05
212 750 9700	110105				3,000.00	3,000.00	11/1/05	12/1/05
	120105			3,075.50		3,075.50	12/1/05	12/31/05
	010106		3,000.00			3,000.00	1/2/06	2/1/06
	020106	3,000.00				3,000.00	2/1/06	3/3/06
	020206	1,000.00				1,000.00	2/2/06	3/4/06
	030106	3,000.00				3,000.00	3/1/06	3/31/06
	VANGUA	460.00				460.00	3/20/06	4/19/06
BARATTA & BARATTA &		**7,460.00**	**3,000.00**	**3,075.50**	**11,017.50**	**24,553.00**		
BELL/VERIZO	012806	36.17				36.17	1/28/06	2/27/06
VERIZON	021006	20.37				20.37	2/10/06	3/12/06
	022506	45.70				45.70	2/25/06	3/27/06
	022806	36.72				36.72	2/28/06	3/30/06
	031006	34.02				34.02	3/10/06	4/9/06
BELL/VERIZ		**172.98**				**172.98**

3/30/06 at 19:58:21.48

Page: 5

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
COOKIE	508192				34.44	34.44	12/23/0	1/22/05
COOKIE CUP	509508				32.40	32.40	2/15/05	3/17/05
	511103				28.94	28.94	4/21/05	5/21/05
COOKIE **COOKIE CUP**					**95.78**	**95.78**		
CORRGRAPH	9381				300.00	300.00	10/6/05	11/5/05
CORRGRAPH	9382				100.00	100.00	10/6/05	11/5/05
CORRGRAPH **CORRGRAPH**					**400.00**	**400.00**		
DELTA CORR	71401	326.90				326.90	3/20/06	4/19/06
DELTA CORR	71424	713.61				713.61	3/21/06	4/20/06
	71425	2,264.84				2,264.84	3/21/06	4/20/06
DELTA CORR **DELTA CORR**		**3,305.35**				**3,305.35**		
DIACO	135077				4,989.60	4,989.60	10/26/0	11/25/05
DIACO FOOD	135130				13,670.40	13,670.40	10/27/0	11/26/05
DOMINICK DI	135300				9,676.80	9,676.80	10/31/0	11/30/05
973-881-9545	135253				287.80	287.80	10/31/0	11/30/05
	135371				1,330.19	1,330.19	11/2/05	12/2/05
	135492				12,164.40	12,164.40	11/7/05	12/7/05
	135554				9,676.80	9,676.80	11/8/05	12/8/05
	135769				9,875.50	9,875.50	11/15/0	12/15/05
	135964				10,779.60	10,779.60	11/21/0	12/21/05
	136315			1,490.11		1,490.11	12/1/05	12/31/05
	137443			1,477.11		1,477.11	12/3/05	1/2/06
	136630			4,611.60		4,611.60	12/9/05	1/8/06
	136789			308.88		308.88	12/15/0	1/14/06
	137041			1,317.60		1,317.60	12/22/0	1/21/06
	137184			878.40		878.40	12/27/0	1/26/06
	137904		14,032.80			14,032.80	1/17/06	2/16/06
	138264		4,611.60			4,611.60	1/26/06	2/25/06
	138480	279.00				279.00	1/31/06	3/2/06
	138474	1,300.06				1,300.06	2/1/06	3/3/06
	138689	2,305.80				2,305.80	2/7/06	3/9/06
	138941	276.00				276.00	2/15/06	3/17/06
	139213	14,405.70				14,405.70	2/22/06	3/24/06
	139505	4,509.60				4,509.60	3/1/06	3/31/06
	139589	1,115.71				1,115.71	3/1/06	3/31/06
	139620	12,700.80				12,700.80	3/3/06	4/2/06
	139768	882.00				882.00	3/9/06	4/8/06

3/30/06 at 19:58:21.62

Page: 9

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
KEEBLER CO KEEBLER CO RUTH REXIN 630782 2939	83137947	2,030.72				2,030.72	2/17/06	3/19/06
KEEBLER CO KEEBLER CO		**2,030.72**				**2,030.72**		
LIPANI LIPANI DECO PAUL LIPANI 908 756 1571	55259 55412	34.96 19.20				34.96 19.20	2/9/06 3/1/06	3/11/06 3/31/06
LIPANI LIPANI DECO		**54.16**				**54.16**		
MITA GE CAPITAL	44179982	250.69				250.69	3/1/06	3/31/06
MITA GE CAPITAL		**250.69**				**250.69**		
NATIONAL S NATIONAL S 973 790 6600	262819 263620	7.42 20.42				7.42 20.42	1/28/06 2/28/06	2/27/06 3/30/06
NATIONAL S NATIONAL S		**27.84**				**27.84**		
NEW JERSEY NEW JERSEY	006-10290 006-10394	437.50 438.00				437.50 438.00	1/27/06 2/27/06	2/26/06 3/29/06
NEW JERSE NEW JERSE		**875.50**				**875.50**		
OSTROLENK, OSTROLENK, 212 382 0700	004679-00	190.00				190.00	2/15/06	3/17/06

3/30/06 at 19:58:21.68

Page: 11

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
800 445 1789								
QUICKF **QUICK FROZ**		**867.48**				**867.48**		
REDA & COM	100104				1,684.00	1,684.00	10/1/04	10/31/04
REDA & COM	1104				3,000.00	3,000.00	11/1/04	12/1/04
ANTHONY M	120104				3,000.00	3,000.00	12/1/04	12/31/04
914 289-0701	091305				3,000.00	3,000.00	9/13/05	10/13/05
REDA & COM **REDA & COM**					**10,684.00**	**10,684.00**		
RON SCHUTT	013106	16,666.66				16,666.66	1/31/06	3/2/06
RON SCHUTT	022806	16,666.66				16,666.66	2/28/06	3/30/06
RON	032806	16,666.66				16,666.66	3/28/06	4/27/06
RON SCHUTT **RON SCHUTT**		**49,999.98**				**49,999.98**		
SCA PACKAG SCA PACKAG TONY ALEID 847-398-0110	920880			750.00		750.00	12/16/0	1/15/06
SCA PACKA **SCA PACKA**				**750.00**		**750.00**		
SHERB	012706	2,000.00				2,000.00	1/27/06	2/26/06
SHERB & CO.	030206	5,000.00				5,000.00	3/2/06	4/1/06
	032406	7,000.00				7,000.00	3/24/06	4/23/06
SHERB **SHERB & CO.**		**14,000.00**				**14,000.00**		
SHRINK SYS SHRINK SYS	21169	2,208.69				2,208.69	1/31/06	3/2/06
973 887 5059								
SHRINK SYS **SHRINK SYS**		**2,208.69**				**2,208.69**

Final 3/30

ASSUMPTION AGREEMENT

1. FOR VALUE RECEIVED, Brooklyn Cheesecake & Desserts Company, Inc. (NJ) (the "Purchaser"), a New Jersey corporation, does hereby assume the following obligations and liabilities of Brooklyn Cheesecake and Dessert Company, Inc. a New York corporation and J.M. Specialties, Inc. a New Jersey Corporation D/B/A Brooklyn Cheesecake & Desserts Company, its wholly owned subsidiary ("Seller"):

(A) all obligations and liabilities of Seller for performance, or accruing by reason of matters occurring, on or after the date hereof under the leases, contracts, purchase orders and other agreements listed in Exhibit IV to the Exchange Agreement (exclusive of $ 800,000) of even date herewith between Purchaser and Seller (the "Agreement"), if any, which are being assigned to Purchaser pursuant to the Agreement; and

(B) all accounts payable and indebtedness of Seller set forth in Exhibit IV to the Agreement.

2. Anything contained herein to the contrary notwithstanding, Purchaser is not assuming any obligation or liability of Seller, except as otherwise specifically described in paragraph 1 above.

3. This Assumption Agreement is subject to the terms of the Agreement as though fully set forth herein.

IN WITNESS WHEREOF, the undersigned has executed and delivered this instrument on March 28, 2006

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC. (NJ)

By: ______________________

Ronald L. Schutté
President

00270834.1

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made and entered into this 31st day of March, 2006 by and between Brooklyn Cheesecake and Dessert Company, Inc., a wholly-owned subsidiary of J. M. Specialties, Inc., ("Debtor"), and Ronald Schutte ("Secured Party").

WITNESSETH:

WHEREAS, as of the date hereof, Debtor and Secured Party have entered into a certain exchange agreement of even date herewith ("Exchange Agreement"); and

WHEREAS, Exhibit I to the Exchange Agreement sets forth a schedule of loans and advances made by Secured Party to Debtor for which Debtor has executed one or more promissory notes in favor of Secured Party ("Notes"); and

WHEREAS, the Exchange Agreement provides for the exchange of certain of Debtor's assets in partial satisfaction of the Notes; and

WHEREAS, the parties hereto are desirous of granting to the Secured Party a security interest in Debtor's remaining assets;

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor hereby grants unto Secured Party a continuing lien and security interest in the Collateral (as defined below) to secure the payment to Secured Party of any and all amounts which are or may become due Secured Party under the Notes. The "Collateral" shall mean those items of personal, tangible and intangible property owned by Debtor which are identified on Exhibit A hereto as well as the proceeds from the sale of any such real and personal property and the proceeds of any insurance policies insuring any of the same as well as all additions and/or accessions thereto, substitutions or replacements from and, in all cases, whether now owned or existing or hereafter acquired.

1. Grant of Security Interest. As security for the prompt and complete payment and performance when due (whether at the stated maturity, by demand, acceleration or otherwise) of Debtor's obligations under the Notes, Debtor hereby mortgages, pledges, assigns, and transfers to Secured Party, its successors and assigns, and creates in and grants to Secured Party a continuing lien and security interest and such other priority and other rights and remedies granted to a secured party under the laws of the States of New York, New Jersey or any other jurisdictions in which any part of the Collateral may now or hereafter be found, located or maintained in and to all of the Collateral.

2. Warranties, Representations and Covenants of Debtor. Debtor warrants, represents and covenants to Secured Party each of the following:

(a) This Agreement constitutes a valid and binding obligation of Debtor, enforceable in accordance with its terms.

(b) Attached hereto as Exhibit B are true and complete copies of all board of directors resolutions of Debtor authorizing the execution of this Agreement and the Exchange Agreement.

(c) Debtor is the sole owner of the Collateral which Collateral (except as set forth on Exhibit C) is free and clear from any and all Liens, security interests and encumbrances, and Debtor will defend the Collateral against all claims and demands of third parties at any time claiming the Collateral or any interest therein, or any part thereof.

(d) No financing statement, security agreement or other instrument covering the Collateral exists and/or is on file in any public office, except as set forth on Exhibit C. No consent of any entity or person is required, or purports to be required, in connection with the execution, delivery or performance of this Security Agreement by Debtor. Simultaneous with the execution hereof, Debtor will join with Secured Party in executing one or more mortgages, financing statements, security agreements or other instruments, covering the Collateral, in form and substance satisfactory to Secured Party. Debtor shall pay all recording fees and other costs associated with recording or filing the same in all public offices wherever filing is deemed necessary or desired by Secured Party.

(e) Debtor will not enter into or execute any pledge or security agreement or any financing statement covering the Collateral, other than those mortgages, security agreements, financing statements or other agreements in favor of Secured Party and will not create, assume or suffer to exist any lien or charge upon any of the Collateral, except: (i) as set forth on Exhibit C or (ii) in favor of Secured Party.

(f) The Collateral shall not, except in the ordinary course of Debtor's business, be further encumbered, used, sold, exchanged, disposed of, or removed from Debtor's place(s) of business without the prior written consent of Secured Party. In the event of any such encumbrance, sale, exchange or other disposition of the Collateral or any part thereof or any interest therein, the security interest granted hereby shall continue in said Collateral (including in all proceeds therefrom). Notwithstanding any encumbrance, sale, exchange or disposition, the proceeds of all Collateral shall remain Collateral hereunder and shall be transferred and paid over to Secured Party immediately following any such sale, exchange or other disposition and may be applied, at the option of the Secured Party, toward payment of the Notes. The receipt by Secured Party of all or any part of the Collateral (including any proceeds therefrom) shall not be deemed or construed to be an authorization by Secured Party of any encumbrance, sale, exchange or other disposition of the Collateral.

(g) Debtor shall promptly advise Secured Party in writing and in reasonable detail, of (i) any lien (other than those created hereby) on, or claim asserted against, any of the Collateral, and (ii) the occurrence of any other event which could have an adverse effect on the value of the Collateral or on the security interest granted hereunder.

2

(h) Debtor shall declare and promptly pay any and all taxes or assessments, including, but not limited to, applicable sales, use, personal property, excise or other taxes, relating to its business and the Collateral.

(i) Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. For Secured Party's further security, Secured Party shall have a security interest in all of Debtor's books and records pertaining to the Collateral, and Debtor shall make available any such books and records to Secured Party or to its representative(s) at the request of Secured Party. Debtor shall mark its books and records pertaining to the Collateral to evidence Secured Party's security interest in the Collateral. Upon reasonable notice and during regular business hours, Secured Party's representatives may enter the various premises of Debtor and inspect all or any part of the Collateral or Debtor's books and records regarding the Collateral.

3. Events of Default. If any of the following shall occur (and whether such occurrence shall be voluntary or involuntary or come about from the affect of or by operation of law or otherwise):

(a) Debtor fails to pay any installment of principal or interest under the Note when the same shall become due;

(b) any representation or warranty made by Debtor in this Agreement or the Exchange Agreement shall be untrue in any respect;

(c) Debtor defaults in the performance or observance of any agreement, covenant, term or condition contained in the Exchange Agreement;

(d) Debtor makes an assignment for the benefit of its creditors or is unable to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating it bankrupt or insolvent; or Debtor petitions or applies to any tribunal for the appointment of a trustee, liquidator or receiver for any part or all of Debtor's assets or commences any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar law of any jurisdiction whether now or hereafter in effect; the adjudication of Debtor as bankrupt or insolvent; or the filing of a petition or application therefor or the commencement of any such proceeding against Debtor;

(e) Debtor or any representative of Debtor, sells substantially all of its assets to any person or entity, or Debtor alters, amends or modifies substantially the character of its present business activities;

(f) an Event of Default shall occur under the Exchange Agreement, then Debtor shall be in default under the Exchange Agreement and under this Security Agreement and Secured Party shall be entitled to exercise all of its rights upon an Event of Default under such agreements and all other rights of a secured party under all applicable laws, including, but not limited to, taking possession of and liquidating the Collateral.

3

4. Rights of Secured Party in the Event of Default.

(a) If an Event of Default shall occur, Secured Party shall have the right to foreclose or otherwise enforce its security interest in the Collateral and to exercise all other rights and remedies of a secured party under applicable laws and/or in the Exchange Agreement. In such event, Secured Party shall also have the right to demand, collect, receive, sue for, negotiate and otherwise compromise any amounts constituting part of the Collateral, and may do so either in its own name or in the name of Debtor without prior notice to Debtor. Secured Party may, at its option and in its sole and absolute discretion, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral. Debtor shall, on demand, reimburse Secured Party in full for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization including interest thereon. Nothing herein contained shall obligate Secured Party to make such payment nor shall the making of one or more of such payments constitute an agreement on Secured Party's part to take any further or similar action or a waiver of any default by Debtor under the terms of the Exchange Agreement.

(b) In connection with any such foreclosure, Debtor hereby: (i) authorizes Secured Party to enter upon any or all of Debtor's property where any of the Collateral may be situated and take possession of and remove the same therefrom; (ii) agrees that, if requested to do so by Secured Party, Debtor shall, at its sole cost and expense, and at Secured Party's direction, promptly gather together and assemble (except as regards real property Collateral) all of the Collateral at its principal place of business; and (iii) agrees that, in the event any notice is required by law to be given to Debtor with respect to the time of any public sale or disposition of any or all of the Collateral or the time after which any private sale or other contemplated disposition thereof is to be made, a notice, deposited in the United States mail, postage prepaid, addressed to Debtor at its principal place of business, at least seven (7) days before the time of such sale or disposition shall be deemed to be commercially reasonable.

(c) Debtor agrees to pay to Secured Party and to be liable for any and all reasonable costs, expenses, charges and reasonable attorney's fees incurred by Secured Party in the enforcement of any and all of its rights and remedies and of the provisions of this Agreement. All such amounts shall be secured by the Collateral until such times as such amounts have been paid, in full, by Debtor.

(d) In the event of the sale of Collateral as a result of an Event of Default, the proceeds of the sale shall be applied first to all costs and expenses of sale, including attorneys' fees, then to the payment of outstanding interest, and then to the payment of the Notes. Any remaining proceeds shall be applied in accordance with applicable law. Debtor shall remain liable to Secured Party for any deficiency.

5. Waiver of Liens. If any of the Collateral is subject to a lien prior to the perfection or filing of Secured Party's security interest, Debtor will furnish Secured Party with a waiver(s), release and/or subordination agreement, in form acceptable to Secured Party signed by all persons having any interest in the Collateral which is or may have priority over Secured Party's

4

court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such state or federal court. Debtor hereby consents to service of process by United States registered or certified mail at the address to which notices are to be given. Debtor agrees that its submission to jurisdiction and its consent to service of process by mail are made for the express benefit of Secured Party. Any final judgment against Debtor in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that Secured Party may at its option bring suit, or institute other judicial proceedings, against Debtor or any of its assets in any state or federal court of the United States or of any country or place where Debtor, or such assets, may be found.

11. General.

(a) This Agreement and all rights and obligations of the parties hereunder, including matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

(b) The invalidity or illegality of any provision of this Agreement shall not affect the validity or legality of the remaining provisions hereof.

(c) This Agreement shall be binding upon the parties hereto and their respective heirs, successors and permitted assigns and shall inure to the benefit of the parties hereto, their respective heirs, successors and permitted assigns.

(d) Debtor may not assign any of its rights or delegate any of its obligations under this Agreement.

(e) Secured Party may assign the benefits conferred upon it hereunder to any third party without the prior written consent of Debtor.

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the date first above written.

Brooklyn Cheesecake and Dessert Company, Inc., Debtor

By: ______________________

Title: President

____

Ronald Schutte, Secured Party

6

Exhibit A

Description of Collateral

Tradename: Brooklyn Cheesecake Company, Inc.

7

Annex B

TENANT'S LEASE ASSIGNMENT

ASSIGNMENT made this 28th day of March, 2006 by and between Brooklyn Cheesecake and Desserts Company, Inc. (NY) and its wholly-owned subsidiary J.M. Specialties, Inc.,a New Jersey Corporation, located at 20 Passaic Avenue, Fairfield, New Jersey 07004 (hereinafter referred to as the "Assignor"); and Brooklyn Cheesecake & Dessert Inc. (NJ), a New Jersey Corporation, located at 360 Hollywood Avenue, Tuckahoe, New York 10707 (hereinafter referred to as the "Assignee").

W I T N E S S E T H:

WHEREAS, Assignee and Assignor are concurrently herewith closing under an agreement of even date herewith (the "Exchange Agreement") relating to the exchange of substantially all of the business and assets of Assignor by Assignee in satisfaction of certain indebtedness owed to the Assignee; and

WHEREAS, the Assignor has requested Assignee assume all lease obligations for the use of the premises where the assets being exchanged are located ("Leased Premises").

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Lease Assignment. As part of the Exchange Agreement, BCAK-NJ, hereby agrees to assume full responsibility for all obligations arising under the lease currently in effect between Assignor and the landlord of the Leased Premises. A copy of said Lease is annexed hereto as Schedule 1.

2. Possession of Premises. The Assignor shall be deemed to be in lawful possession of the Leased Premises and shall have the right to occupy the Leased Premises and assign such interest to the Assignee without any required consent or legal action.

00270281

1

From: Vincent Le Voci To: Ronald Schutte Date: 3/1/2004 Time: 4:22:08 PM Page 3 of 6
CSMFL 10/29/2003 4:54 PAGE 3/6 RightFax

B. The Minimum Guaranteed Rent ("MGR") reserved and covenanted to be paid by Tenant to Landlord under the Lease, shall be deemed to be: "(i) for the period September 1, 2003, through August 31, 2004, the sum of ONE HUNDRED THIRTY-SIX THOUSAND EIGHT HUNDRED AND 00/100 ($136,800.00) DOLLARS per annum, payable in equal monthly installments of ELEVEN THOUSAND FOUR HUNDRED AND 00/100 ($11,400.00) DOLLARS each; (ii) for the period September 1, 2004, through August 31, 2005, the sum of ONE HUNDRED FORTY-FOUR THOUSAND AND 00/100 ($144,000.00) DOLLARS per annum, payable in equal monthly installments of TWELVE THOUSAND AND 00/100 ($12,000.00) DOLLARS each; (iii) for the period September 1, 2005, through August 31, 2006, the sum of ONE HUNDRED FIFTY-SIX THOUSAND AND 00/100 ($156,000.00) DOLLARS per annum, payable in equal monthly installments of THIRTEEN THOUSAND AND 00/100 ($13,000.00) DOLLARS each; (iv) for the period September 1, 2006, through August 31, 2007, the sum of ONE HUNDRED SIXTY-TWO THOUSAND AND 00/100 ($162,000.00) DOLLARS per annum, payable in equal monthly installments of THIRTEEN THOUSAND FIVE HUNDRED AND 00/100 ($13,500.00) DOLLARS each; and (v) for the period September 1, 2007, through August 31, 2008, the sum of ONE HUNDRED SIXTY-EIGHT THOUSAND AND 00/100 ($168,000.00) DOLLARS per annum, payable in equal monthly installments of FOURTEEN THOUSAND AND 00/100 ($14,000.00) DOLLARS each".

C. Tenant's pro rata share, shall be deemed to be "seventy-six and three tenths (76.3%) percent".

D. Landlord shall, at its sole cost and expense, provide landscaping and snow removal services to the Building and the Common Area, the cost of which shall not be included as an Operating Cost of the Building.

E. Landlord acknowledges that the amount due Landlord for Common Area Maintenance associated with the billing period beginning on June 1, 2001 and ending on May 31, 2002 ("CAM Amount Due") as set forth in the letters dated September 17, 2002, and November 7, 2002, from Management Support Services to Tenant, was stated to be $20,688.70, and that subsequent to such letters, the CAM Amount Due was recalculated to be $20,933.05. Landlord further acknowledges that: (i) it has forgiven $10,933.05 of the CAM Amount Due by Tenant; (ii) the balance of $10,000.00 has been paid in full; and (iii) there are no further amounts due on the CAM Amount Due, except for Common Area Maintenance charges associated with the period beginning on June 1, 2002 and thereafter.

5. A. Inasmuch as Tenant currently occupies the Premises and is fully familiar with the condition thereof, Tenant agrees to accept the Premises in its "as-is" and "where-is" condition, as of the date hereof, subject to Landlord's repair obligations under the Lease.

B. (1) Tenant understands and agrees that Landlord shall have no additional obligations, other than Landlord obligations required under the Lease, to perform any work or services with respect to the Premises, except that Landlord shall, at its sole cost and expense, which shall not be included as an Operating Cost of the Building: (i) pave the rear parking lot of the Building; (ii) perform all work necessary to the electrical and plumbing

2

33578/0019-1315940v2
October 28, 2003

From: Vincent Le Voci To: Ronald Schutte Date: 3/1/2004 Time: 4:02:08 PM Page 5 of 6
10/29/2003 4:54 PAGE 5/6 RightFax

should have reasonably been known to Tenant, through the date hereof, based upon, arising out of, or in connection with, directly or indirectly, the Lease and/or the Premises. As of the date hereof, Tenant has no knowledge of any default by Landlord under the

This Sixth Amendment and the Lease contain the entire understanding between the parties with respect to the matters contained herein. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Sixth Amendment, except as are expressly contained herein. In the event that the terms or provisions of this Sixth Amendment conflict with any of the terms or provisions of the Lease, the terms and provisions of this Sixth Amendment shall

9. This Sixth Amendment may not be changed orally, but only by an agreement in writing by the party against whom enforcement of any waiver, change, modification or discharge is sought.

10. This Sixth Amendment shall be binding upon, and inure to the benefit of the parties hereto, their respective legal representatives, successors and, except as otherwise provided in the Lease, as modified by this Sixth Amendment, their respective assigns.

11. The submission of this Sixth Amendment to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute a copy of this Sixth Amendment and unconditionally deliver the same to Tenant.

12. Tenant represents and warrants to Landlord that: (i) the execution, performance and delivery by Tenant of this Sixth Amendment does not violate any provisions of its Charter or By-Laws, or any indenture, document, agreement or other instrument which may be heretofore binding upon Tenant, and has been fully and validity authorized and approved by any required corporate action of Tenant; (ii) the obligations of Tenant under this Sixth Amendment are legal, valid, binding and enforceable against Tenant in accordance with its terms; and (iii) the person executing this Sixth Amendment on behalf of Tenant has the authority to so execute, perform and deliver same.

13. Tenant acknowledges and agrees that this Sixth Amendment is the result of extensive negotiations between the parties. This Sixth Amendment shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sixth Amendment to be drafted or prepared.

14. A determination that any provision of this Sixth Amendment is void, unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Sixth Amendment to any person or to particular circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

15. This Sixth Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed original, but all of which taken together shall constitute but one and the same instrument.

4

335780019-1315940v2
October 28, 2003

From: Vincent Le Voci To: Ronald Schutte Date: 3/1/2004 Time: 4:02:08 PM Page 5 of
10/28/2003 4:39 PAGE 8/8 RightFax

16. This Sixth Amendment may be executed by facsimile transmission and shall be deemed to have been executed and delivered by each party on the date so transmitted to the other party, and in such event, each party will promptly furnish to the other party, an original counterpart hereof executed by such party.

17. The validity, performance and enforcement of this Sixth Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to conflicts of law principles.

18. Tenant's responsibility to comply with the Americans With Disabilities Act shall be limited to compliance related to, or in connection with, the Premises and that portion of the Common Area and parking area with respect to which Tenant has exclusive use of.

19. A. Subject to Landlord's prior consent and approval, which consent and approval shall not be unreasonably withheld, conditioned or delayed, and Tenant's compliance with any and all applicable laws, Tenant shall be permitted to install and maintain at Tenant's sole cost and expense: (i) an "Outlet Store" sign for the purpose of directing traffic to the rear of the Building; (ii) an electrical and/or neon sign in the window near the side entrance to the Premises; (iii) a Brooklyn Cheesecake and Desserts" sign; and (iv) a "Store Hours" sign.

B. Tenant shall remove on or before Tenant's execution of this Sixth Amendment, any signage located on the interior of the premises formerly occupied by Tenant, including, but not limited to, any paper signage located on the interior of the premises currently occupied by the dry cleaners.

IN WITNESS WHEREOF, the parties hereto have respectively executed this Sixth Amendment as of the day and year first above written.

WITNESS:

[signature]

AIRPORT PLAZA SHOPPING CENTER, L.L.C. (Landlord)

By: [signature]
Name: Dennis Mastrangelo
Title: Managing Director

ATTEST:

By: Limor Beck
Name: Limor Beck
Title: Corporate Secretary

J.M. SPECIALTIES, INC., A NEW JERSEY CORPORATION (Tenant)

By: [signature]
Name: Ronald L. Schutté
Title: President

5

33578/0019-1315940v2
October 28, 2003

Annex C

EXCLUSIVE LICENSING AGREEMENT

THIS AGREEMENT, dated March 28, 2006 is between Brooklyn Cheesecake and Desserts Company, Inc.a New York corporation having its principal place of business at 20 Passaic Avenue, Fairfield, New Jersey 07004, (hereinafter "Licensor") and Brooklyn Cheesecake & Desserts Company, Inc. (NJ) a New Jersey corporation, having its principal place of business at 360 Hollywood Avenue, Tuckahoe, New York 10707, (hereinafter "Licensee").

WHEREAS, the Licensor is considering the prospects of licensing the use of its trademarks, customer list and product formulae to the Licensee (hereinafter "Licensed Property", as defined below);

WHEREAS, the Licensee is interested in licensing from the Licensor the Licensed Property on an exclusive basis for use in its business;

WHEREAS, the Licensee and Licensor agree that the payment of a royalty (as defined below) to the Licensor for the use of the Licensed Property shall be adequate and fair consideration to bind each party to the terms and conditions of this Agreement;

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

1.1 **Licensed Property**. Licensed Property shall be defined to include the registered trademark Brooklyn Cheesecake Company, Inc.(US Registration No. 3,040,023) owned by the Licensor which shall be deemed incorporated into this Agreement.

1.2 **License Term**. Licensor shall grant the Licensee an initial term that shall commence upon the execution of this Agreement and continue until December 31, 2016 (the "Licensing Term"), subject to the following termination provisions. Any further extensions of this Agreement will require the mutual written consent of both parties hereto.

1.3 **Licensee's Termination Rights**. At any time during the period of the Licensing Agreement, the Licensee shall have the right to terminate this License and demand exclusive ownership of the Licensed Property if: (i) the Licensor shall breach its obligation to pay the Licensee certain indebtedness due to the Licensee as referenced in the Exchange Agreement entered into between the parties on the same date as this License Agreement, (ii) Licensor entering into an agreement with a third party that shall result in a change in control of the Licensor, (iii) Licensor being subject to a voluntary or involuntary bankruptcy proceeding, or any similar proceeding whereby the Licensor is subject to a receivership, trustee

Annex D

DALEY-HODKIN, LLC

August 9, 2004

Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, New Jersey 07004

Attention: Ron Schutte

Re: **Brooklyn Cheesecake & Desserts Company**

Dear Mr. Schutte:

We have appraised the machinery and equipment of Brooklyn Cheesecake & Desserts Company to determine the Auction Sale Value as of July 2004.

The Appraisal Report and our determination of appraised value are subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*. This Summary Appraisal Report is subject to specific assumptions and limiting conditions as noted throughout the Report attached hereto. The use and interpretation of this Appraisal without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions.

This transmittal letter and the accompanying text, and any schedules and attachments constitute our entire Appraisal Report and should be read in their entirety.

Daley-Hodkin, LLC, its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Appraisal Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

We have made no investigation of and assume no responsibility for title to the items appraised.

Respectfully submitted,

DALEY-HODKIN, LLC

Craig Cappalli

Craig Cappalli
Senior Vice President

CC:af
Enclosures
Job #04-0256

135 PINELAWN ROAD, SUITE 210S, MELVILLE, NEW YORK 11747-3144
VOICE: 631.293.0200 FAX: 631.293.0328
WEBSITE: www.daley-hodkin.com

APPRAISAL REPORT

MACHINERY AND EQUIPMENT

AUCTION SALE VALUE

BROOKLYN CHEESECAKE & DESSERTS COMPANY

EFFECTIVE DATE

July 2004

PREPARED FOR

Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, New Jersey

DALEY-HODKIN, LLC
135 Pinelawn Road
Melville, New York

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 2 of 8

TABLE OF CONTENTS

ASSIGNMENT & PURPOSE 3
APPRAISAL LOCATION 3
APPRAISAL METHODOLOGY 3
  Value Definition 3
  Appraisal Process 3
  Approaches to Value 4
COMPANY OVERVIEW 5
SITE INSPECTION 5
CONCLUSION OF VALUE 5
SUMMARY OF VALUE 5
STATEMENT OF ASSUMPTIONS & LIMITING CONDITIONS 6
APPRAISAL CERTIFICATION 8

APPENDICES

BROOKLYN CHEESECAKE & DESSERTS COMPANY .... APPENDIX A
  Graph
  Photographs
  Schedule of Items Appraised
PROFESSIONAL QUALIFICATIONS .... APPENDIX B

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company
Page 3 of 8

ASSIGNMENT & PURPOSE

We have been retained by Brooklyn Cheesecake & Desserts Company ("Brooklyn Cheesecake" or the "Company") to appraise the machinery and equipment at the location indicated below to determine the Auction Sale Value. It is our understanding that the intended use of this Summary Appraisal Report ("Report") is for financial decision making purposes.

APPRAISAL LOCATION

20 Passaic Avenue
Fairfield, New Jersey

APPRAISAL METHODOLOGY

Value Definition

Auction Sale Value is defined as the gross proceeds that could be realized at a properly advertised and conducted public auction sale of the items appraised, under forced conditions. The items would be disposed of individually or through appropriate lots, under which scenario the purchaser(s) are buying as-is, where-is, for cash or cash equivalent, and are responsible for removal of the items purchased. The Auction Sale Value takes into consideration current economic trends, condition, location, difficulty of removal, and marketability. The value expressed represents gross proceeds and does not take into consideration the expenses associated with conducting the sale.

Appraisal Process

For purposes of this detailed Appraisal, we have prepared a schedule of the items appraised that includes comprehensive descriptions, as well as make, model, serial number and age, where available. We obtained the year of manufacture from sources deemed reliable. All major items are valued on an individual and/or group basis, while items of lesser significance, such as plant support equipment, offices, computers, etc., are listed in appropriate lots.

Items identified by the Company as being subject to an operating lease are excluded from this Appraisal. Items subject to a capital lease are appraised and noted as such on the Appraisal schedule.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company
Page 4 of 8

We have included photographs as a representation of certain items and their condition. All photographs taken during our physical inspection, as well as the Appraisal Report are on the enclosed compact disc.

The value for the items appraised has been established through extensive research. We have contacted original equipment manufacturers, used equipment dealers and/or brokers, referenced published price guides, and utilized The Daley-Hodkin Group Research Library. The research library includes our proprietary computer database of recent auction, liquidation and used equipment transactions for comparable equipment sales.

Environmental considerations from any source go beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist. For the purpose of this Report, we assume that all items are environmentally clean and safe for transport.

Approaches to Value

In conducting this Appraisal, we have considered the three recognized approaches to value.

Market Approach - The appraiser adjusts the prices that have been paid for items comparable to the item being appraised, equating the comparables to the subject.

Cost Approach - The appraiser adjusts the replacement cost (new) of the item being appraised for the loss in value caused by physical deterioration, functional obsolescence, and economic obsolescence. The Cost Approach is based on the principle of substitution: a prudent buyer will not pay more for an item than the cost of acquiring a substitute property of equivalent utility.

Income Approach - The appraiser determines the present value of the future economic benefits of owning the property.

For purposes of this Appraisal, we have relied primarily upon the Market Approach and to a lesser extent the Cost Approach in establishing our value. The Income Approach, which was not applied in this Appraisal, is based on an analysis of the earnings and the present worth of the future potential benefit of the property appraised. The Income Approach cannot be properly applied without the benefit of a detailed financial analysis, which is beyond the scope of this Appraisal.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 5 of 8

COMPANY OVERVIEW

Brooklyn Cheesecake is a food manufacturer specializing in cheesecakes and other dessert items. Their products are sold and distributed on a wholesale basis to institutions, restaurants and supermarkets, as well as directly to consumers through television and internet by Shop NBC.

SITE INSPECTION

We physically inspected the items appraised on July 28, 2004. On that date, the facility was in operation and the machinery and equipment appeared to be in fair to good condition and adequately maintained. The Company occupies a single-story industrial building with a gross floor area of approximately 28,000 square feet.

CONCLUSION OF VALUE

The primary machinery and equipment ("equipment") at Brooklyn Cheesecake is specific to food processing and the commercial bakery industry, although standard and not at all unique. This equipment consists of mixers, cake cutters, ovens, depositors, pie presses, transfer pumps, freezers and related refrigeration equipment. The balance of the items appraised is not industry specific and is thereby marketable to a broad range of potential end users and resellers. These items consist of air compressors, lift trucks, general plant support and material handling equipment, offices, and computers.

Potential buyers for the equipment would be end users, as well as used equipment dealers/brokers. Factors impacting the remaining life expectancy of the items appraised include age, condition, scheduled maintenance programs, inclusive of periodic upgrades and refurbishment. The remaining useful life is also affected by technological and/or functional obsolescence.

SUMMARY OF VALUE

It is our opinion that if the items appraised were sold at an auction sale as previously defined, **$251,725** could be realized. The value expressed represents gross sale proceeds and does not take into consideration the expenses associated with conducting an auction sale.

Job #04-0256

DH
August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company
Page 6 of 8

STATEMENT OF ASSUMPTIONS & LIMITING CONDITIONS

This Report is subject to specific assumptions and limiting conditions as noted throughout this Report and in the list below. The use and interpretation of this Report without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions. This Report is subject to the following limiting conditions:

- The transmittal letter dated August 9, 2004 and accompanying text constitute our entire Report and should be read in their entirety. The Report does not purport to express an all-inclusive list of all of the considerations undertaken in order to arrive at our opinion of value.

- We completed our analysis and research on August 9, 2004, and the value expressed reflects information received to that date.

- Daley-Hodkin, LLC ("DH"), its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

- The conclusions reached in this Report are the result of our inspection, evaluation, and analyses of information received from the Company. The Company's failure to disclose pertinent information, without our knowledge, could have affected these conclusions. We have not conducted an audit and have relied on the information supplied by the Company as being accurate and true statements.

- This Report and the conclusions arrived at herein are for the exclusive use of Brooklyn Cheesecake, and any potential financing participants. The conclusions reached herein represent the considered opinion of DH based upon information furnished to it by the Company and other sources, and should not be considered investment advice.

- Public information and industry and statistical information have been obtained from sources we deem to be reliable; however, we make no representation as to the accuracy or completeness of such information, and have accepted the information without further verification.

- This Report is of a confidential nature and should not be disseminated or reproduced in any manner without the prior written consent of DH. DH will retain all records pertaining to the Appraisal in our files for a period of time, and maintain these in a confidential manner, subject only to legal administrative processes or proceedings.

- This Report is subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*.

Job #04-0256

DH

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 7 of 8

- Unless otherwise noted, DH shall not be required to give further substantive consultation or be present at any legal proceedings in regards to this Report.

- The prior sale of any significant portion of the appraised items could have an affect on the value of the remaining items. Furthermore, any material change in the composition and/or condition of the items appraised may have an impact on the value expressed in this Report.

- We have assumed that the seller would be provided with unrestricted access to enter and use the Company premises for the purposes of preparing the items for sale and conducting the sale. Our estimated timeframe assumes that access to the facility would be unimpeded from the date of the initiation of the sale. Were there to be a delay in the availability of the facility for any reason, including unresolved legal issues, overdue payments to landlords or municipalities, or other unknown logistical problems, the time period, and thus the expense of the sale, would be impacted.

- The costs of the sale will be funded by the lender(s) until such time as the proceeds can be utilized to sustain the process.

- This Report does not contemplate any unknown or latent defect associated with the items appraised. The physical inspection of the items was conducted by visual means only. Unless otherwise noted, and if applicable, we have accepted the Company's statements as to the physical attributes and operating capacities of the items without further verification or testing.

- DH reserves the right to recall or amend this Report to correct any omission or error.

- Unless otherwise noted, we have made no investigation of and assume no responsibility for title to the items appraised. The sale of any of the items appraised is made without the benefit of warranties and/or return privileges that are normally available with an ongoing business. Furthermore, our Appraisal is based on the premise that there are no existing contractual agreements, restrictions, or obligations that would preclude the sale of the items, as defined in this Report.

- This Appraisal does not attribute any value to inventory items, general intangibles and/or intellectual properties. This includes, but is not limited to: patents, royalties, license agreements, contractual relationships, trademarks, trade names, customer lists, product lines and related tooling, software, engineering and design records, etc.

- Environmental considerations from any source are beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 8 of 8

APPRAISAL CERTIFICATION

We certify that, to the best of our knowledge and belief:

- The statements of fact contained in this Report are true or correct.
- The reported analyses, opinions and conclusions are limited only by the reported assumptions and limiting conditions, and are our impartial and unbiased professional analyses, opinions and conclusions.
- We have no present or prospective interest in the property that is subject of this Report, and we have no personal interest with respect to the parties involved.
- We have no bias with respect to any property that is the subject of this Report or to the parties involved.
- Our compensation for completing this assignment is not contingent upon reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result or the occurrence of a subsequent event directly related to the intended use of this Appraisal.
- Our analyses, opinions and conclusions were developed, and this Report has been prepared, in conformity with USPAP.
- Where noted, we have made a personal inspection of the items appraised.
- No person(s) excepting those stated in this certification provided significant professional assistance to the person(s) signing this Report.

Dated: August 9, 2004

Inspected and Appraised by:

William J. Monto, Appraiser

Reviewed by:

Craig Cappalli, ASA, CEA, Senior Vice President

Job #04-0256

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY
AUCTION SALE VALUE ASSET DISTRIBUTION

Packaging
9%
Miscellaneous
5%
General Industrial
Equipment
10%
Food Processing
76%

DALEY-HODKIN, LLC JULY 2004

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY

View of Plant Building

Item #4 – AMF Glen 340 Floor Mixer

HINDS-BOCK

Item #7 – Hinds-Bock 4P-08A Depositor

DALEY-HODKIN, LLC JULY 2004 PAGE 1

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY

Item #23 – Despatch Bake Oven

Item #29 – LVO RW2580 Pan Washer

Revent

Item #26 – Revent 620 Rack Oven

DALEY-HODKIN, LLC JULY 2004 PAGE 2

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY

Item #31 – Foodtools CS-10TW Cake Cutter/Portioner

Item #33 – Foodtools CS-2ADFC Cake Cutter/Portioner

Item #34 – Foodtools CS-1000 Cake Cutter/Portioner

DALEY-HODKIN, LLC JULY 2004 PAGE 3

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY

Item #41 – Exterior of Bally Panel Freezer

Item #48 – Shanklin A26A L-Sealer

Item #41 – Interior of Bally Panel Freezer

CLARK
CLARK

Item #64 – Clark TM20 Forklift Truck

DALEY-HODKIN, LLC JULY 2004 PAGE 4

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	AUCTION VALUE
1	LOT	BENCH TOP MIXERS CONSISTING OF:				$ 2,000
		- (2) MIXERS - 1/2 HP	HOBART	A-200	11320678 N/A	
		- (2) MIXERS - 1/2 HP	HOBART	AS-208	1543859 N/A	
2	1	HEAVY DUTY SPIRAL FLOOR MIXER - 5 HP, 60 QT. CAP.	N/A			$ 1,750
3	3	PLANETARY FLOOR MIXERS - 5 HP, 140 QT. CAP.	HOBART	V-1401	11-393-263 (2) N/A	$ 10,000
4	1	HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT	AMF	GLEN 340	G-271	$ 6,000
5	1	HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT	AMF	GLEN 340	N/A	$ 6,000
6	1	AUTOMATIC PASTRY SHEETER	OSTALI	N/A	N/A	$ 2,000
7	1	[1999] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 4-PISTON, 48"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS	HINDS-BOCK HINDS-BOCK	4P-08A	2159	$ 5,500
8	1	[1993] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 6-PISTON, 36"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS	HINDS-BOCK HINDS-BOCK	6P-08A	1641	$ 9,000
9	1	DOUGH DIVIDER	COLBORNE	D-1000	60-464	$ 1,000
10	1	[1999] CRUST FORMING PRESS	COMTEC	1100	H-3874	$ 1,000
11	1	[1993] CRUST FORMING PRESS	COMTEC	1100	H-3532	$ 750
12	1	CRUST FORMING PRESS	COMTEC	1100	N/A	$ 450
13	1	CRUST FORMING PRESS	COMTEC	1100	N/A	$ 450

DALEY-HODKIN, LLC **JULY 2004** **PAGE 1**

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	AUCTION VALUE
14	1	BENCH TOP MANUAL DOUGH DIVIDER	DUTCHESS	D14		$ 175
15	1	PORTABLE DEPOSITOR - STAINLESS STEEL INTERNALS W/ PORTABLE STAND	EDHARD	PT SERIES	N/A	$ 1,250
16	1	PORTABLE DEPOSITOR W/ HOPPER FEED	EDHARD	F SERIES		$ 250
17	1	BENCH TOP MANUAL DOUGH DIVIDER	DUTCHESS	BM59	N/A	$ 250
18	1	PIE PRESS	HYDROMATIC	H-201	6275	$ 550
19	1	STAINLESS STEEL PAN GREASER - 24" MAX. PAN WIDTH	N/A			$ 1,000
20	1	STAINLESS STEEL PAN GREASER - 12" MAX. PAN WIDTH	N/A			$ 750
21	1	STAINLESS STEEL PACKAGED PORTABLE POSITIVE DISPLACEMENT TRANSFER PUMP	N/A			$ 800
22	2	STAINLESS STEEL TRANSFER PUMPS	FEDCO	PD20	96011 N/A	$ 3,500
23	1	GAS FIRED REVOLVING BAKE OVEN - (36) PANS, 8' OPENING W/ CONTROLS	DESPATCH	N/A	67-1306	$ 3,000
24	1	GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS	REED	N/A	N/A	$ 2,000
25	1	GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS (NOTE: MANUFACTURER REPORTED BY THE COMPANY)	DESPATCH	N/A	N/A	$ 3,000
26	1	[1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS	REVENT	620	U96-2031-018-0796	$ 5,000

DALEY-HODKIN, LLC **JULY 2004** **PAGE 2**

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	AUCTION VALUE
27	1	[1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS	REVENT	620	U96-2031-023-0896	$ 5,000
28	1	PORTABLE STAINLESS STEEL DEPOSITOR	GOODWAY	PF40	98	$ 1,250
29	1	STAINLESS STEEL GAS FIRED PAN WASHER - 2-WASH RACK CAP.	LVO	RW2580	N/A	$ 4,000
30	1	STAINLESS STEEL GAS FIRED PAN WASHER (NOTE: NOT INSTALLED)	DOUGLAS	LD15-N	92/2089	$ 2,000
31	1	[2003] CAKE CUTTER/PORTIONER	FOODTOOLS	CS-10TW	2543	$ 9,500
32	1	[2002] CAKE CUTTER/PORTIONER	FOODTOOLS	CS-2ADFC	029085	$ 5,500
33	1	[1999] CAKE CUTTER/PORTIONER	FOODTOOLS	CS-2ADFC	079110	$ 4,000
34	1	[2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE)	FOODTOOLS	CS-1000	2932	$ 20,000
35	1	[2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE)	FOODTOOLS	CS-1000	2933	$ 20,000
36	1	MEAT SAW - 14"	BUTCHER BOY	B-14	45758	$ 300
37	1	DOUGH SHEETER (NOTE: NOT IN USE)	SEEWER RONDO	SOLO D	518000	$ 2,500
38	1	[1987] STAINLESS STEEL HARD COATING CHOCOLATE MELTING SYSTEM	HILLIARDS	HC	870212	$ 1,250
39	1	STAINLESS STEEL TABLETOP FOOD CUTTER	HOBART	84181-D	11-205-475	$ 500
40	1	CAKE CUTTER/PORTIONER (NOTE: DISASSEMBLED)	FOOD TOOLS	CS-4A	N/A	$ 750

DALEY-HODKIN, LLC JULY 2004 PAGE 3

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	AUCTION VALUE
41	1	INTERLOCKING PANEL WALK-IN FREEZER - 70'L X 30'W X 20'H, GALVANIZED STEEL CONSTRUCTION	BALLY			$ 18,000
		W/ (2) 3-FAN EVAPORATORS				
		W/ (2) ROOF MOUNTED REFRIGERATION COMPRESSORS - 15 HP	COPELAND			
		W/ AUTOMATIC BI-PARTING DOOR				
		W/ (16) SECTIONS OF DRIVE-IN RACKS - 4'W X 10'H X 10'D				
		W/ (5) SECTIONS OF HEAVY DUTY PALLET RACKS - 8'W X 10'H X 4'D				
42	1	PREFABRICATED WALK-IN FREEZER (#3) - 12'L X 12'W X 8'H	HARTFORD			$ 2,500
		W/ 3-FAN EVAPORATOR				
		W/ REFRIGERATION COMPRESSOR - 3 HP	COPELAND			
43	1	WALK-IN FREEZER (#1) - APPROX. 55'L X 20'W X 18'H, WOOD FRAME CONSTRUCTION	CUSTOM			$ 7,500
		W/ (4) 6-FAN EVAPORATORS				
		W/ (2) OUTDOOR REFRIGERATION COMPRESSORS - 10 HP	HEAT CRAFTERS	DCU100BL5273	WUM00282 N/A	
		W/ (11) ASST. SECTIONS OF HEAVY DUTY PALLET RACKS				
44	1	WALK-IN REFRIGERATOR - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION	CUSTOM			$ 750
		W/ 3-FAN EVAPORATOR				
		W/ REFRIGERATION COMPRESSOR - APPROX. 1.5 HP				
45	1	WALK-IN FREEZER (#3) - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION	CUSTOM			$ 1,250
		W/ 6-FAN EVAPORATOR				
		W/ OUTDOOR REFRIGERATION COMPRESSOR - 5 HP	HEATCRAFTERS	SC0500E5D	WUM00140	
46	1	PRE-FABRICATED WALK-IN FREEZER - APPROX. 12'L X 12'W X 8'H	NORLAKE			$ 2,000
		W/ 2-FAN EVAPORATOR CONDENSER				
		W/ OUTDOOR REFRIGERATION - APPROX. 1.5 HP	RUSSELL	RLH215L44-D		
		(NOTE: LOCATED IN COMPANY STORE)				

DALEY-HODKIN, LLC JULY 2004 PAGE 4

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	AUCTION VALUE
47	1	DISPLAY FREEZER - 4-DOOR, 28"W X 85"L	WORLD REFRIGERATION	RW-100-SC	N/A	$ 1,500
48	LOT	SHRINK PACKAGING EQUIPMENT CONSISTING OF:				$ 7,500
		- L-SEALER	CLAMCO	20	19662	
		- (2) SHRINK TUNNELS	EASTEY	ET-608	4091608TLMB 14411608TLMG	
		- SHRINK TUNNEL	CLAMCO	852	5806	
		- L-SEALER	SHANKLIN	A26A	A88105	
49	1	PRESSURE SENSITIVE BLOW-ON LABELER W/ ADJUSTABLE HEIGHT STAND	LABEL-AIRE	2111	6-82978512	$ 2,750
50	1	[1994] PRESSURE SENSITIVE LABELER W/ STAND	AVERY DENNISON	DATAPPLY 900	94-119	$ 1,000
51	1	CASE SEALING SYSTEM W/ BUILT-IN CONVEYOR (NOTE: NOT IN USE - DISASSEMBLED)	3M	N/A	N/A	$ 1,250
52	1	CARTON ERECTOR (NOTE: NOT IN USE - DISASSEMBLED)	N/A			$ 1,500
53	1	TOP AND BOTTOM CASE SEALER	3M	19300	6601	$ 2,000
54	1	STAINLESS STEEL METAL DETECTOR - 14"W X 6"H APERTURE	GORING KERR	DSP 2	S4 902-1	$ 5,000
55	LOT	CONVEYORS LOCATED THROUGHOUT PLANT CONSISTING OF: - (3) PORTABLE FLEXIBLE SKATE WHEEL CONVEYOR SECTIONS - APPROX. 18'W X 12'L MAX. LENGTH - (2) POWER BELT CONVEYOR SECTIONS - 24"W X 12'L - POWER BELT CONVEYOR SECTION - 20"W X 15'L - (2) POWER BELT CONVEYOR SECTIONS - 12"W X 15'L - ROLLER CONVEYOR SECTION - 18"W X 60'L - CURVED 180° ROLLER CONVEYOR SECTION - 18"W - POWER BELT CONVEYOR SECTION - 10"W X 10'L (NOTE: NEEDS REPAIR)				$ 2,250

DALEY-HODKIN, LLC JULY 2004 PAGE 5

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	AUCTION VALUE
		- STAINLESS STEEL SKATE WHEEL CONVEYOR - 12"W X 20'L				
		- CIRCULAR SORTING TABLE	KAM FLEX	901B		
56	LOT	APPROX. (200) BAKING CARTS (NOTE: QUANTITY SUPPLIED BY THE COMPANY)				$ 4,000
57	LOT	APPROX. (2,500) BAKING PANS, SHEETS, ETC. (NOTE: QUANTITIES SUPPLIED BY THE COMPANY)				$ 1,500
58	LOT	MIXING BOWLS CONSISTING OF:				$ 7,500
		- (5) STAINLESS STEEL MIXING BOWLS - 340 QT. CAP.	AMF			
		- (6) STAINLESS STEEL MIXING BOWLS - 140 QT. CAP.	HOBART			
		- ASST. MISC. MIXING BOWLS				
59	LOT	SCALES LOCATED THROUGHOUT PLANT CONSISTING OF:				$ 1,000
		- STAINLESS STEEL BENCH TOP DIGITAL SCALE - 10 LB. CAP.	PENNSYLVANIA	7700		
		- (2) STAINLESS STEEL BENCH TOP DIGITAL SCALES - 20" X 20"	OHAUS	ES-50L		
		- (3) BENCH TOP DIGITAL SCALES	CAS	SW-20		
		- (2) SCALES - 60 LB. CAP.				
		- MISCELLANEOUS ASST. SCALES				
60	1	PLANT AIR SYSTEM				$ 4,000
		W/ PACKAGED ROTARY SCREW AIR COMPRESSOR - 20 HP	SULLAIR	ES-8		
		W/ VERTICAL TANK MOUNTED ROTARY SCREW AIR COMPRESSOR - 5 HP	SPEEDAIRE	5F227A2		
		W PIPING, VALVES AND CONTROLS				
61	1	PLANT HOT WATER SYSTEM				$ 350
		W/ GAS HOT WATER HEATER - 75 GAL. CAP.	A.O. SMITH	BT80 230	M099-0830797-230	
		W/ GAS HOT WATER HEATER - 75 GAL. CAP.	STATE	SBT 75	6944608105	
		W/ PIPING, VALVES AND CONTROLS				
62	LOT	MISCELLANEOUS PLANT SUPPORT EQUIPMENT CONSISTING OF:				$ 15,000

DALEY-HODKIN, LLC JULY 2004 PAGE 6

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	AUCTION VALUE
		ASST. STAINLESS STEEL TABLES, ASST. STAINLESS STEEL SINKS, CAFETERIA TABLES, CHAIRS, ASST. MICROWAVE OVENS, WORKTABLES, STAINLESS STEEL RACKS, CARTS, MANUAL PALLET JACKS, ASST. SECTIONS OF PALLET RACK, ASST. SECTIONS OF DRIVE-IN RACK, HAND CARTS, SHOP CARTS, ETC.				
63	1	COMPANY STORE EQUIPMENT CONSISTING OF:				$ 6,000
		- REFRIGERATED DELI CASE - 66"L X 32"W	N/A			
		- (2) SLIDING GLASS DOOR SELF-SERVE CHEST FREEZERS - 80"L X 24"W	N/A			
		- (2) DISPLAY FREEZERS - CHEST STYLE, 80"L X 24"W				
		- DIGITAL SCALE - 30 LB. CAP.	METTLER TOLEDO	8433		
		- DIGITAL CASH REGISTER	SHARP	XE-A101		
		- DISPLAY CASES, TABLES, STAINLESS STEEL WORKTABLE, MINI-REFRIGERATOR, ETC.				
64	1	[1996] THREE-WHEEL ELECTRIC FORKLIFT TRUCK - 4,000 LB. CAP., 2-STAGE MAST - 188" MAX. LIFT W/ SIDESHIFTER W/ BATTERY CHARGER	CLARK	TM20	TM24708389344FB	$ 3,000
65	1	ELECTRIC WALK-BEHIND PALLET TRUCK - 4,500 LB. CAP. W/ BATTERY CHARGER (NOTE: CAPITAL LEASE)	PRIME MOVER	PMX45	PMX4531170001	$ 1,000
66	1	ELECTRIC WALK-BEHIND PALLET TRUCK - 4,000 LB. CAP. W/ BATTERY CHARGER	YALE	MPB040ACN24C278	A827N222212	$ 750
67	1	BOWL LIFT W/ BATTERY CHARGER	N/A			$ 400
68	LOT	OFFICE FURNITURE AND EQUIPMENT CONSISTING OF: DESKS, CHAIRS, MODULAR PARTITIONS, HORIZONTAL AND LATERAL FILE CABINETS, CONFERENCE TABLE, BOOKCASES, SHELVES, SOFA, FAX MACHINE, FLOOR SAFE, ETC.				$ 3,000

DALEY-HODKIN, LLC JULY 2004 PAGE 7

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	AUCTION VALUE
69	1	DIGITAL TELEPHONE SYSTEM	NITSUKO AMERICAN	BUSINESSCOM1		$ 1,500
		W/ APPROX. (15) DIGITAL TELEPHONES				
		W/ VOICEMAIL SYSTEM	VANGUARD MAIL			
		W/ MUSIC ON HOLD				
		W/ AUTOMATED ATTENDANT				
		(NOTE: VOICEMAIL SYSTEM UNDER CAPITAL LEASE)				
70	LOT	COMPUTERS AND PERIPHERAL EQUIPMENT CONSISTING OF:				$ 2,000
		- SERVER	DELL	POWEREDGE 300SC		
		- COMPUTER W/ MONITOR	DELL	OPTIPLEX GX200		
		- COMPUTER - PENTIUM PROCESSOR W/ MONITOR	GATEWAY			
		- COMPUTER W/ MONITOR	DELL	OPTIPLEX GX150		
		- COMPUTER W/ LCD MONITOR	DELL	OPTIPLEX GX270		
		- COMPUTER W/ LCD MONITOR	DELL	OPTIPLEX GX270		
		- (2) COMPUTERS - PENTIUM PROCESSOR W/ MONITORS	CLONE			
		- ROUTER	CISCO	UBR9000		
		- SWITCH	HEWLETT-PACKARD	2524		
		- LASER PRINTER	HEWLETT-PACKARD	6P		
		- INKJET PRINTER	HEWLETT-PACKARD	DESKJET 840C		
		- INKJET PRINTER	HEWLETT-PACKARD	DESKJET 690C		
		- LASER PRINTER	HEWLETT-PACKARD	4P		
		- LABEL PRINTER	DATAMAX	PRODIGY PLUS		

APPRAISAL TOTAL: $ 251,725

DALEY-HODKIN, LLC JULY 2004 PAGE 8

DALEY-HODKIN, LLC

August 9, 2004

Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, New Jersey 07004

Attention: Ron Schutte

Re: **Brooklyn Cheesecake & Desserts Company**

Dear Mr. Schutte:

We have appraised the machinery and equipment of Brooklyn Cheesecake & Desserts Company to determine the Fair Market Value as of July 2004.

The Appraisal Report and our determination of appraised value are subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*. This Summary Appraisal Report is subject to specific assumptions and limiting conditions as noted throughout the Report attached hereto. The use and interpretation of this Appraisal without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions.

This transmittal letter and the accompanying text, and any schedules and attachments constitute our entire Appraisal Report and should be read in their entirety.

Daley-Hodkin, LLC, its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Appraisal Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

We have made no investigation of and assume no responsibility for title to the items appraised.

Respectfully submitted,

DALEY-HODKIN, LLC

Craig Cappalli

Craig Cappalli
Senior Vice President

CC:af
Enclosures
Job #04-0256

135 Pinelawn Road, Suite 210s, Melville, New York 11747-3144
Voice: 631.293.0200 Fax: 631.293.0328
website: www.daley-hodkin.com

APPRAISAL REPORT

MACHINERY AND EQUIPMENT

FAIR MARKET VALUE

BROOKLYN CHEESECAKE & DESSERTS COMPANY

EFFECTIVE DATE

July 2004

PREPARED FOR

Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, New Jersey

DALEY-HODKIN, LLC
135 Pinelawn Road
Melville, New York

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 2 of 8

TABLE OF CONTENTS

ASSIGNMENT & PURPOSE 3
APPRAISAL LOCATION 3
APPRAISAL METHODOLOGY 3
    Value Definition 3
    Appraisal Process 3
    Approaches to Value 4
COMPANY OVERVIEW 5
SITE INSPECTION 5
CONCLUSION OF VALUE 5
SUMMARY OF VALUE 5
STATEMENT OF ASSUMPTIONS & LIMITING CONDITIONS 6
APPRAISAL CERTIFICATION 8

APPENDICES

BROOKLYN CHEESECAKE & DESSERTS COMPANY .... APPENDIX A
    Graph
    Photographs
    Schedule of Items Appraised
PROFESSIONAL QUALIFICATIONS .... APPENDIX B

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 3 of 8

ASSIGNMENT & PURPOSE

We have been retained by Brooklyn Cheesecake & Desserts Company ("Brooklyn Cheesecake" or the "Company") to appraise the machinery and equipment at the location indicated below to determine the Fair Market Value. It is our understanding that the intended use of this Summary Appraisal Report ("Report") is for financial decision making purposes.

APPRAISAL LOCATION

20 Passaic Avenue
Fairfield, New Jersey

APPRAISAL METHODOLOGY

Value Definition

Fair Market Value is defined as the most probable price estimated in terms of money that the items appraised could realize if exposed for sale in the open market allowing a reasonable time to find a purchaser who buys with knowledge of all the uses to which they are adapted and for which they are capable of being used. Frequently, it is referred to as the price at which a willing seller would sell and a willing buyer would buy neither being under abnormal pressure. The Fair Market Value takes into consideration current economic trends, condition, location, difficulty of removal, and marketability.

Appraisal Process

For purposes of this detailed Appraisal, we have prepared a schedule of the items appraised that includes comprehensive descriptions, as well as make, model, serial number and age, where available. We obtained the year of manufacture from sources deemed reliable. All major items are valued on an individual and/or group basis, while items of lesser significance, such as plant support equipment, offices, computers, etc., are listed in appropriate lots.

Items identified by the Company as being subject to an operating lease are excluded from this Appraisal. Items subject to a capital lease are appraised and noted as such on the Appraisal schedule.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company
Page 4 of 8

We have included photographs as a representation of certain items and their condition. All photographs taken during our physical inspection, as well as the Appraisal Report are on the enclosed compact disc.

The value for the items appraised has been established through extensive research. We have contacted original equipment manufacturers, used equipment dealers and/or brokers, referenced published price guides, and utilized The Daley-Hodkin Group Research Library. The research library includes our proprietary computer database of recent auction, liquidation and used equipment transactions for comparable equipment sales.

Environmental considerations from any source go beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist. For the purpose of this Report, we assume that all items are environmentally clean and safe for transport.

Approaches to Value

In conducting this Appraisal, we have considered the three recognized approaches to value.

Market Approach - The appraiser adjusts the prices that have been paid for items comparable to the item being appraised, equating the comparables to the subject.

Cost Approach - The appraiser adjusts the replacement cost (new) of the item being appraised for the loss in value caused by physical deterioration, functional obsolescence, and economic obsolescence. The Cost Approach is based on the principle of substitution: a prudent buyer will not pay more for an item than the cost of acquiring a substitute property of equivalent utility.

Income Approach - The appraiser determines the present value of the future economic benefits of owning the property.

For purposes of this Appraisal, we have relied primarily upon the Market Approach and to a lesser extent the Cost Approach in establishing our value. The Income Approach, which was not applied in this Appraisal, is based on an analysis of the earnings and the present worth of the future potential benefit of the property appraised. The Income Approach cannot be properly applied without the benefit of a detailed financial analysis, which is beyond the scope of this Appraisal.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 5 of 8

COMPANY OVERVIEW

Brooklyn Cheesecake is a food manufacturer specializing in cheesecakes and other dessert items. Their products are sold and distributed on a wholesale basis to institutions, restaurants and supermarkets, as well as directly to consumers through television and internet by Shop NBC.

SITE INSPECTION

We physically inspected the items appraised on July 28, 2004. On that date, the facility was in operation and the machinery and equipment appeared to be in fair to good condition and adequately maintained. The Company occupies a single-story industrial building with a gross floor area of approximately 28,000 square feet.

CONCLUSION OF VALUE

The primary machinery and equipment ("equipment") at Brooklyn Cheesecake is specific to food processing and the commercial bakery industry, although standard and not at all unique. This equipment consists of mixers, cake cutters, ovens, depositors, pie presses, transfer pumps, freezers and related refrigeration equipment. The balance of the items appraised is not industry specific and is thereby marketable to a broad range of potential end users and resellers. These items consist of air compressors, lift trucks, general plant support and material handling equipment, offices, and computers.

Potential buyers for the equipment would be end users, as well as used equipment dealers/brokers. Factors impacting the remaining life expectancy of the items appraised include age, condition, scheduled maintenance programs, inclusive of periodic upgrades and refurbishment. The remaining useful life is also affected by technological and/or functional obsolescence.

SUMMARY OF VALUE

It is our opinion that if the items appraised were sold on a Fair Market Value basis as previously defined, **$500,350** could be realized. The value expressed represents gross sale proceeds and does not take into consideration the expenses associated with conducting a sale.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company
Page 6 of 8

STATEMENT OF ASSUMPTIONS & LIMITING CONDITIONS

This Report is subject to specific assumptions and limiting conditions as noted throughout this Report and in the list below. The use and interpretation of this Report without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions. This Report is subject to the following limiting conditions:

- The transmittal letter dated August 9, 2004 and accompanying text constitute our entire Report and should be read in their entirety. The Report does not purport to express an all-inclusive list of all of the considerations undertaken in order to arrive at our opinion of value.

- We completed our analysis and research on August 9, 2004, and the value expressed reflects information received to that date.

- Daley-Hodkin, LLC ("DH"), its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

- The conclusions reached in this Report are the result of our inspection, evaluation, and analyses of information received from the Company. The Company's failure to disclose pertinent information, without our knowledge, could have affected these conclusions. We have not conducted an audit and have relied on the information supplied by the Company as being accurate and true statements.

- This Report and the conclusions arrived at herein are for the exclusive use of Brooklyn Cheesecake, and any potential financing participants. The conclusions reached herein represent the considered opinion of DH based upon information furnished to it by the Company and other sources, and should not be considered investment advice.

- Public information and industry and statistical information have been obtained from sources we deem to be reliable; however, we make no representation as to the accuracy or completeness of such information, and have accepted the information without further verification.

- This Report is of a confidential nature and should not be disseminated or reproduced in any manner without the prior written consent of DH. DH will retain all records pertaining to the Appraisal in our files for a period of time, and maintain these in a confidential manner, subject only to legal administrative processes or proceedings.

- This Report is subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company
Page 7 of 8

- Unless otherwise noted, DH shall not be required to give further substantive consultation or be present at any legal proceedings in regards to this Report.

- Any material change in the composition and/or condition of the items appraised may have an impact on the value expressed in this Report.

- This Report does not contemplate any unknown or latent defect associated with the items appraised. The physical inspection of the items was conducted by visual means only. Unless otherwise noted, and if applicable, we have accepted the Company's statements as to the physical attributes and operating capacities of the items without further verification or testing.

- DH reserves the right to recall or amend this Report to correct any omission or error.

- Unless otherwise noted, we have made no investigation of and assume no responsibility for title to the items appraised. The sale of any of the items appraised is made without the benefit of warranties and/or return privileges that are normally available with an ongoing business. Furthermore, our Appraisal is based on the premise that there are no existing contractual agreements, restrictions, or obligations that would preclude the sale of the items, as defined in this Report.

- This Appraisal does not attribute any value to inventory items, general intangibles and/or intellectual properties. This includes, but is not limited to: patents, royalties, license agreements, contractual relationships, trademarks, trade names, customer lists, product lines and related tooling, software, engineering and design records, etc.

- Environmental considerations from any source are beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 8 of 8

APPRAISAL CERTIFICATION

We certify that, to the best of our knowledge and belief:

- The statements of fact contained in this Report are true or correct.
- The reported analyses, opinions and conclusions are limited only by the reported assumptions and limiting conditions, and are our impartial and unbiased professional analyses, opinions and conclusions.
- We have no present or prospective interest in the property that is subject of this Report, and we have no personal interest with respect to the parties involved.
- We have no bias with respect to any property that is the subject of this Report or to the parties involved.
- Our compensation for completing this assignment is not contingent upon reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result or the occurrence of a subsequent event directly related to the intended use of this Appraisal.
- Our analyses, opinions and conclusions were developed, and this Report has been prepared, in conformity with USPAP.
- Where noted, we have made a personal inspection of the items appraised.
- No person(s) excepting those stated in this certification provided significant professional assistance to the person(s) signing this Report.

Dated: August 9, 2004

Inspected and Appraised by:

William J. Monto, Appraiser

Reviewed by:

Craig Cappalli

Craig Cappalli, ASA, CEA, Senior Vice President

Job #04-0256

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY
FAIR MARKET VALUE ASSET DISTRIBUTION

Miscellaneous
4%
Packaging
9%
General Industrial
Equipment
11%
Food Processing
76%

DALEY-HODKIN, LLC JULY 2004

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY

Item #23 – Despatch Bake Oven

Revent

Item #26 – Revent 620 Rack Oven

Item #29 – LVO RW2580 Pan Washer

DALEY-HODKIN, LLC **JULY 2004** **PAGE 2**

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY

Item #31 – Foodtools CS-10TW Cake Cutter/Portioner

Item #33 – Foodtools CS-2ADFC Cake Cutter/Portioner

Item #34 – Foodtools CS-1000 Cake Cutter/Portioner

DALEY-HODKIN, LLC **JULY 2004** **PAGE 3**

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE
1	LOT	BENCH TOP MIXERS CONSISTING OF:				$ 4,500
		- (2) MIXERS - 1/2 HP	HOBART	A-200	11320678 N/A	
		- (2) MIXERS - 1/2 HP	HOBART	AS-208	1543859 N/A	
2	1	HEAVY DUTY SPIRAL FLOOR MIXER - 5 HP, 60 QT. CAP.	N/A			$ 2,250
3	3	PLANETARY FLOOR MIXERS - 5 HP, 140 QT. CAP.	HOBART	V-1401	11-393-263 (2) N/A	$ 20,000
4	1	HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT	AMF	GLEN 340	G-271	$ 11,000
5	1	HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT	AMF	GLEN 340	N/A	$ 11,000
6	1	AUTOMATIC PASTRY SHEETER	OSTALI	N/A	N/A	$ 4,500
7	1	[1999] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 4-PISTON, 48"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS	HINDS-BOCK HINDS-BOCK	4P-08A	2159	$ 8,000
8	1	[1993] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 6-PISTON, 36"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS	HINDS-BOCK HINDS-BOCK	6P-08A	1641	$ 15,000
9	1	DOUGH DIVIDER	COLBORNE	D-1000	60-464	$ 2,500
10	1	[1999] CRUST FORMING PRESS	COMTEC	1100	H-3874	$ 2,500
11	1	[1993] CRUST FORMING PRESS	COMTEC	1100	H-3532	$ 2,000
12	1	CRUST FORMING PRESS	COMTEC	1100	N/A	$ 850
13	1	CRUST FORMING PRESS	COMTEC	1100	N/A	$ 850
14	1	BENCH TOP MANUAL DOUGH DIVIDER	DUTCHESS	D14		$ 350

DALEY-HODKIN, LLC JULY 2004 PAGE 1

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE
15	1	PORTABLE DEPOSITOR - STAINLESS STEEL INTERNALS W/ PORTABLE STAND	EDHARD	PT SERIES	N/A	$ 2,500
16	1	PORTABLE DEPOSITOR W/ HOPPER FEED	EDHARD	F SERIES		$ 500
17	1	BENCH TOP MANUAL DOUGH DIVIDER	DUTCHESS	BM59	N/A	$ 500
18	1	PIE PRESS	HYDROMATIC	H-201	6275	$ 900
19	1	STAINLESS STEEL PAN GREASER - 24" MAX. PAN WIDTH	N/A			$ 1,850
20	1	STAINLESS STEEL PAN GREASER - 12" MAX. PAN WIDTH	N/A			$ 1,400
21	1	STAINLESS STEEL PACKAGED PORTABLE POSITIVE DISPLACEMENT TRANSFER PUMP	N/A			$ 1,400
22	2	STAINLESS STEEL TRANSFER PUMPS	FEDCO	PD20	96011 N/A	$ 7,500
23	1	GAS FIRED REVOLVING BAKE OVEN - (36) PANS, 8' OPENING W/ CONTROLS	DESPATCH	N/A	67-1306	$ 8,500
24	1	GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS	REED	N/A	N/A	$ 5,500
25	1	GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS (NOTE: MANUFACTURER REPORTED BY THE COMPANY)	DESPATCH	N/A	N/A	$ 10,000
26	1	[1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS	REVENT	620	U96-2031-018-0796	$ 12,000

DALEY-HODKIN, LLC JULY 2004 PAGE 2

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE
27	1	[1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS	REVENT	620	U96-2031-023-0896	$ 12,000
28	1	PORTABLE STAINLESS STEEL DEPOSITOR	GOODWAY	PF40	98	$ 2,000
29	1	STAINLESS STEEL GAS FIRED PAN WASHER - 2-WASH RACK CAP.	LVO	RW2580	N/A	$ 7,000
30	1	STAINLESS STEEL GAS FIRED PAN WASHER (NOTE: NOT INSTALLED)	DOUGLAS	LD15-N	92/2089	$ 3,750
31	1	[2003] CAKE CUTTER/PORTIONER	FOODTOOLS	CS-10TW	2543	$ 17,000
32	1	[2002] CAKE CUTTER/PORTIONER	FOODTOOLS	CS-2ADFC	029085	$ 9,000
33	1	[1999] CAKE CUTTER/PORTIONER	FOODTOOLS	CS-2ADFC	079110	$ 7,500
34	1	[2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE)	FOODTOOLS	CS-1000	2932	$ 35,000
35	1	[2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE)	FOODTOOLS	CS-1000	2933	$ 35,000
36	1	MEAT SAW - 14"	BUTCHER BOY	B-14	45758	$ 500
37	1	DOUGH SHEETER (NOTE: NOT IN USE)	SEEWER RONDO	SOLO D	518000	$ 5,500
38	1	[1987] STAINLESS STEEL HARD COATING CHOCOLATE MELTING SYSTEM	HILLIARDS	HC	870212	$ 2,000
39	1	STAINLESS STEEL TABLETOP FOOD CUTTER	HOBART	84181-D	11-205-475	$ 900
40	1	CAKE CUTTER/PORTIONER (NOTE: DISASSEMBLED)	FOOD TOOLS	CS-4A	N/A	$ 1,250
41	1	INTERLOCKING PANEL WALK-IN FREEZER - 70'L X 30'W X 20'H, GALVANIZED STEEL CONSTRUCTION	BALLY			$ 42,000

DALEY-HODKIN, LLC JULY 2004 PAGE 3

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE
		W/ (2) 3-FAN EVAPORATORS				
		W/ (2) ROOF MOUNTED REFRIGERATION COMPRESSORS - 15 HP	COPELAND			
		W/ AUTOMATIC BI-PARTING DOOR				
		W/ (16) SECTIONS OF DRIVE-IN RACKS - 4'W X 10'H X 10'D				
		W/ (5) SECTIONS OF HEAVY DUTY PALLET RACKS - 8'W X 10'H X 4'D				
42	1	PREFABRICATED WALK-IN FREEZER (#3) - 12'L X 12'W X 8'H	HARTFORD			$ 5,000
		W/ 3-FAN EVAPORATOR				
		W/ REFRIGERATION COMPRESSOR - 3 HP	COPELAND			
43	1	WALK-IN FREEZER (#1) - APPROX. 55'L X 20'W X 18'H, WOOD FRAME CONSTRUCTION	CUSTOM			$ 16,000
		W/ (4) 6-FAN EVAPORATORS				
		W/ (2) OUTDOOR REFRIGERATION COMPRESSORS - 10 HP	HEAT CRAFTERS	DCU100BL5273	WUM00282 N/A	
		W/ (11) ASST. SECTIONS OF HEAVY DUTY PALLET RACKS				
44	1	WALK-IN REFRIGERATOR - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION	CUSTOM			$ 1,500
		W/ 3-FAN EVAPORATOR				
		W/ REFRIGERATION COMPRESSOR - APPROX. 1.5 HP				
45	1	WALK-IN FREEZER (#3) - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION	CUSTOM			$ 2,500
		W/ 6-FAN EVAPORATOR				
		W/ OUTDOOR REFRIGERATION COMPRESSOR - 5 HP	HEATCRAFTERS	SC0500E5D	WUM00140	
46	1	PRE-FABRICATED WALK-IN FREEZER - APPROX. 12'L X 12'W X 8'H	NORLAKE			$ 4,000
		W/ 2-FAN EVAPORATOR CONDENSER				
		W/ OUTDOOR REFRIGERATION - APPROX. 1.5 HP (NOTE: LOCATED IN COMPANY STORE)	RUSSELL	RLH215L44-D		
47	1	DISPLAY FREEZER - 4-DOOR, 28"W X 85"L	WORLD REFRIGERATION	RW-100-SC	N/A	$ 3,000
48	LOT	SHRINK PACKAGING EQUIPMENT CONSISTING OF:				$ 15,000

DALEY-HODKIN, LLC JULY 2004 PAGE 4

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE
		- L-SEALER	CLAMCO	20	19662	
		- (2) SHRINK TUNNELS	EASTEY	ET-608	4091608TLMB 14411608TLMG	
		- SHRINK TUNNEL	CLAMCO	852	5806	
		- L-SEALER	SHANKLIN	A26A	A88105	
49	1	PRESSURE SENSITIVE BLOW-ON LABELER W/ ADJUSTABLE HEIGHT STAND	LABEL-AIRE	2111	6-82978512	$ 5,000
50	1	[1994] PRESSURE SENSITIVE LABELER W/ STAND	AVERY DENNISON	DATAPPLY 900	94-119	$ 2,000
51	1	CASE SEALING SYSTEM W/ BUILT-IN CONVEYOR (NOTE: NOT IN USE - DISASSEMBLED)	3M	N/A	N/A	$ 2,750
52	1	CARTON ERECTOR (NOTE: NOT IN USE - DISASSEMBLED)	N/A			$ 3,000
53	1	TOP AND BOTTOM CASE SEALER	3M	19300	6601	$ 3,000
54	1	STAINLESS STEEL METAL DETECTOR - 14"W X 6"H APERTURE	GORING KERR	DSP 2	S4 902-1	$ 9,500
55	LOT	CONVEYORS LOCATED THROUGHOUT PLANT CONSISTING OF:				$ 6,000
		- (3) PORTABLE FLEXIBLE SKATE WHEEL CONVEYOR SECTIONS - APPROX. 18'W X 12'L MAX. LENGTH				
		- (2) POWER BELT CONVEYOR SECTIONS - 24"W X 12'L				
		- POWER BELT CONVEYOR SECTION - 20"W X 15'L				
		- (2) POWER BELT CONVEYOR SECTIONS - 12"W X 15'L				
		- ROLLER CONVEYOR SECTION - 18"W X 60'L				
		- CURVED 180° ROLLER CONVEYOR SECTION - 18"W				
		- POWER BELT CONVEYOR SECTION - 10"W X 10'L (NOTE: NEEDS REPAIR)				
		- STAINLESS STEEL SKATE WHEEL CONVEYOR - 12"W X 20'L				
		- CIRCULAR SORTING TABLE	KAM FLEX	901B		

DALEY-HODKIN, LLC JULY 2004 PAGE 5

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE
56	LOT	APPROX. (200) BAKING CARTS (NOTE: QUANTITY SUPPLIED BY THE COMPANY)				$ 8,000
57	LOT	APPROX. (2,500) BAKING PANS, SHEETS, ETC. (NOTE: QUANTITIES SUPPLIED BY THE COMPANY)				$ 2,500
58	LOT	MIXING BOWLS CONSISTING OF:				$ 15,000
		- (5) STAINLESS STEEL MIXING BOWLS - 340 QT. CAP.	AMF			
		- (6) STAINLESS STEEL MIXING BOWLS - 140 QT. CAP.	HOBART			
		- ASST. MISC. MIXING BOWLS				
59	LOT	SCALES LOCATED THROUGHOUT PLANT CONSISTING OF:				$ 2,000
		- STAINLESS STEEL BENCH TOP DIGITAL SCALE - 10 LB. CAP.	PENNSYLVANIA	7700		
		- (2) STAINLESS STEEL BENCH TOP DIGITAL SCALES - 20" X 20"	OHAUS	ES-50L		
		- (3) BENCH TOP DIGITAL SCALES	CAS	SW-20		
		- (2) SCALES - 60 LB. CAP.				
		- MISCELLANEOUS ASST. SCALES				
60	1	PLANT AIR SYSTEM				$ 8,000
		W/ PACKAGED ROTARY SCREW AIR COMPRESSOR - 20 HP	SULLAIR	ES-8		
		W/ VERTICAL TANK MOUNTED ROTARY SCREW AIR COMPRESSOR - 5 HP	SPEEDAIRE	5F227A2		
		W PIPING, VALVES AND CONTROLS				
61	1	PLANT HOT WATER SYSTEM				$ 750
		W/ GAS HOT WATER HEATER - 75 GAL. CAP.	A.O. SMITH	BT80 230	M099-0830797-230	
		W/ GAS HOT WATER HEATER - 75 GAL. CAP.	STATE	SBT 75	6944608105	
		W/ PIPING, VALVES AND CONTROLS				
62	LOT	MISCELLANEOUS PLANT SUPPORT EQUIPMENT CONSISTING OF:				$ 32,500

DALEY-HODKIN, LLC JULY 2004 PAGE 6

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE
		ASST. STAINLESS STEEL TABLES, ASST. STAINLESS STEEL SINKS, CAFETERIA TABLES, CHAIRS, ASST. MICROWAVE OVENS, WORKTABLES, STAINLESS STEEL RACKS, CARTS, MANUAL PALLET JACKS, ASST. SECTIONS OF PALLET RACK, ASST. SECTIONS OF DRIVE-IN RACK, HAND CARTS, SHOP CARTS, ETC.				
63	1	COMPANY STORE EQUIPMENT CONSISTING OF:				$ 13,000
		- REFRIGERATED DELI CASE - 66"L X 32"W	N/A			
		- (2) SLIDING GLASS DOOR SELF-SERVE CHEST FREEZERS - 80"L X 24"W	N/A			
		- (2) DISPLAY FREEZERS - CHEST STYLE, 80"L X 24"W				
		- DIGITAL SCALE - 30 LB. CAP.	METTLER TOLEDO	8433		
		- DIGITAL CASH REGISTER	SHARP	XE-A101		
		- DISPLAY CASES, TABLES, STAINLESS STEEL WORKTABLE, MINI-REFRIGERATOR, ETC.				
64	1	[1996] THREE-WHEEL ELECTRIC FORKLIFT TRUCK - 4,000 LB. CAP., 2-STAGE MAST - 188" MAX. LIFT W/ SIDESHIFTER W/ BATTERY CHARGER	CLARK	TM20	TM24708389344FB	$ 5,000
65	1	ELECTRIC WALK-BEHIND PALLET TRUCK - 4,500 LB. CAP. W/ BATTERY CHARGER (NOTE: CAPITAL LEASE)	PRIME MOVER	PMX45	PMX4531170001	$ 2,000
66	1	ELECTRIC WALK-BEHIND PALLET TRUCK - 4,000 LB. CAP. W/ BATTERY CHARGER	YALE	MPB040ACN24C278	A827N222212	$ 1,250
67	1	BOWL LIFT W/ BATTERY CHARGER	N/A			$ 600
68	LOT	OFFICE FURNITURE AND EQUIPMENT CONSISTING OF: DESKS, CHAIRS, MODULAR PARTITIONS, HORIZONTAL AND LATERAL FILE CABINETS, CONFERENCE TABLE, BOOKCASES, SHELVES, SOFA, FAX MACHINE, FLOOR SAFE, ETC.				$ 6,000

DALEY-HODKIN, LLC JULY 2004 PAGE 7

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE
69	1	DIGITAL TELEPHONE SYSTEM	NITSUKO AMERICAN	BUSINESSCOM1		$ 3,000
		W/ APPROX. (15) DIGITAL TELEPHONES				
		W/ VOICEMAIL SYSTEM	VANGUARD MAIL			
		W/ MUSIC ON HOLD				
		W/ AUTOMATED ATTENDANT				
		(NOTE: VOICEMAIL SYSTEM UNDER CAPITAL LEASE)				
70	LOT	COMPUTERS AND PERIPHERAL EQUIPMENT CONSISTING OF:				$ 4,250
		- SERVER	DELL	POWEREDGE 300SC		
		- COMPUTER W/ MONITOR	DELL	OPTIPLEX GX200		
		- COMPUTER - PENTIUM PROCESSOR W/ MONITOR	GATEWAY			
		- COMPUTER W/ MONITOR	DELL	OPTIPLEX GX150		
		- COMPUTER W/ LCD MONITOR	DELL	OPTIPLEX GX270		
		- COMPUTER W/ LCD MONITOR	DELL	OPTIPLEX GX270		
		- (2) COMPUTERS - PENTIUM PROCESSOR W/ MONITORS	CLONE			
		- ROUTER	CISCO	UBR9000		
		- SWITCH	HEWLETT-PACKARD	2524		
		- LASER PRINTER	HEWLETT-PACKARD	6P		
		- INKJET PRINTER	HEWLETT-PACKARD	DESKJET 840C		
		- INKJET PRINTER	HEWLETT-PACKARD	DESKJET 690C		
		- LASER PRINTER	HEWLETT-PACKARD	4P		
		- LABEL PRINTER	DATAMAX	PRODIGY PLUS		

APPRAISAL TOTAL: $ 500,350

DALEY-HODKIN, LLC **JULY 2004** **PAGE 8**

DALEY-HODKIN, LLC

August 9, 2004

Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, New Jersey 07004

Attention: Ron Schutte

Re: **Brooklyn Cheesecake & Desserts Company**

Dear Mr. Schutte:

We have appraised the machinery and equipment of Brooklyn Cheesecake & Desserts Company to determine the Fair Market Value in Place as of July 2004.

The Appraisal Report and our determination of appraised value are subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*. This Summary Appraisal Report is subject to specific assumptions and limiting conditions as noted throughout the Report attached hereto. The use and interpretation of this Appraisal without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions.

This transmittal letter and the accompanying text, and any schedules and attachments constitute our entire Appraisal Report and should be read in their entirety.

Daley-Hodkin, LLC, its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Appraisal Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

We have made no investigation of and assume no responsibility for title to the items appraised.

Respectfully submitted,

DALEY-HODKIN, LLC

Craig Cappalli

Craig Cappalli
Senior Vice President

CC:af
Enclosures
Job #04-0256

135 Pinelawn Road, Suite 210s, Melville, New York 11747-3144
Voice: 631.293.0200 Fax: 631.293.0328
website: www.daley-hodkin.com

APPRAISAL REPORT

MACHINERY AND EQUIPMENT

FAIR MARKET VALUE IN PLACE

BROOKLYN CHEESECAKE & DESSERTS COMPANY

EFFECTIVE DATE

July 2004

PREPARED FOR

Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, New Jersey

DALEY-HODKIN, LLC
135 Pinelawn Road
Melville, New York

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 3 of 8

ASSIGNMENT & PURPOSE

We have been retained by Brooklyn Cheesecake & Desserts Company ("Brooklyn Cheesecake" or the "Company") to appraise the machinery and equipment at the location indicated below to determine the Fair Market Value in Place. It is our understanding that the intended use of this Summary Appraisal Report ("Report") is for financial decision making purposes.

APPRAISAL LOCATION

20 Passaic Avenue
Fairfield, New Jersey

APPRAISAL METHODOLOGY

Value Definition

Fair Market Value in Place is defined as the most probable price estimated in terms of money that the items appraised could realize if exposed for sale in the open market allowing a reasonable time to find a purchaser who buys with knowledge of all the uses to which they are adapted and for which they are capable of being used, including the benefit of their present location. Frequently, it is referred to as the price at which a willing seller would sell and a willing buyer would buy, neither being under abnormal pressure. The Fair Market Value in Place takes into consideration current economic trends, condition, location and marketability.

Appraisal Process

For purposes of this detailed Appraisal, we have prepared a schedule of the items appraised that includes comprehensive descriptions, as well as make, model, serial number and age, where available. We obtained the year of manufacture from sources deemed reliable. All major items are valued on an individual and/or group basis, while items of lesser significance, such as plant support equipment, offices, computers, etc., are listed in appropriate lots.

Items identified by the Company as being subject to an operating lease are excluded from this Appraisal. Items subject to a capital lease are appraised and noted as such on the Appraisal schedule.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company
Page 4 of 8

We have included photographs as a representation of certain items and their condition. All photographs taken during our physical inspection, as well as the Appraisal Report are on the enclosed compact disc.

The value for the items appraised has been established through extensive research. We have contacted original equipment manufacturers, used equipment dealers and/or brokers, referenced published price guides, and utilized The Daley-Hodkin Group Research Library. The research library includes our proprietary computer database of recent auction, liquidation and used equipment transactions for comparable equipment sales.

Environmental considerations from any source go beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist.

Approaches to Value

In conducting this Appraisal, we have considered the three recognized approaches to value.

Market Approach - The appraiser adjusts the prices that have been paid for items comparable to the item being appraised, equating the comparables to the subject.

Cost Approach - The appraiser adjusts the replacement cost (new) of the item being appraised for the loss in value caused by physical deterioration, functional obsolescence, and economic obsolescence. The Cost Approach is based on the principle of substitution: a prudent buyer will not pay more for an item than the cost of acquiring a substitute property of equivalent utility.

Income Approach - The appraiser determines the present value of the future economic benefits of owning the property.

For purposes of this Appraisal, we have relied primarily upon the Market Approach and to a lesser extent the Cost Approach in establishing our value. The Income Approach, which was not applied in this Appraisal, is based on an analysis of the earnings and the present worth of the future potential benefit of the property appraised. The Income Approach cannot be properly applied without the benefit of a detailed financial analysis, which is beyond the scope of this Appraisal.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 5 of 8

COMPANY OVERVIEW

Brooklyn Cheesecake is a food manufacturer specializing in cheesecakes and other dessert items. Their products are sold and distributed on a wholesale basis to institutions, restaurants and supermarkets, as well as directly to consumers through television and internet by Shop NBC.

SITE INSPECTION

We physically inspected the items appraised on July 28, 2004. On that date, the facility was in operation and the machinery and equipment appeared to be in fair to good condition and adequately maintained. The Company occupies a single-story industrial building with a gross floor area of approximately 28,000 square feet.

CONCLUSION OF VALUE

The primary machinery and equipment ("equipment") at Brooklyn Cheesecake is specific to food processing and the commercial bakery industry, although standard and not at all unique. This equipment consists of mixers, cake cutters, ovens, depositors, pie presses, transfer pumps, freezers and related refrigeration equipment. The balance of the items appraised is not industry specific and is thereby marketable to a broad range of potential end users and resellers. These items consist of air compressors, lift trucks, general plant support and material handling equipment, offices, and computers.

Potential buyers for the equipment would be end users, as well as used equipment dealers/brokers. Factors impacting the remaining life expectancy of the items appraised include age, condition, scheduled maintenance programs, inclusive of periodic upgrades and refurbishment. The remaining useful life is also affected by technological and/or functional obsolescence.

SUMMARY OF VALUE

It is our opinion that if the items appraised were sold on a Fair Market Value in Place basis as previously defined, **$698,450** could be realized. The value expressed represents gross sale proceeds and does not take into consideration the expenses associated with conducting a sale.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 6 of 8

STATEMENT OF ASSUMPTIONS & LIMITING CONDITIONS

This Report is subject to specific assumptions and limiting conditions as noted throughout this Report and in the list below. The use and interpretation of this Report without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions. This Report is subject to the following limiting conditions:

- The transmittal letter dated August 9, 2004 and accompanying text constitute our entire Report and should be read in their entirety. The Report does not purport to express an all-inclusive list of all of the considerations undertaken in order to arrive at our opinion of value.

- We completed our analysis and research on August 9, 2004, and the value expressed reflects information received to that date.

- Daley-Hodkin, LLC ("DH"), its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

- The conclusions reached in this Report are the result of our inspection, evaluation, and analyses of information received from the Company. The Company's failure to disclose pertinent information, without our knowledge, could have affected these conclusions. We have not conducted an audit and have relied on the information supplied by the Company as being accurate and true statements.

- This Report and the conclusions arrived at herein are for the exclusive use of Brooklyn Cheesecake, and any potential financing participants. The conclusions reached herein represent the considered opinion of DH based upon information furnished to it by the Company and other sources, and should not be considered investment advice.

- Public information and industry and statistical information have been obtained from sources we deem to be reliable; however, we make no representation as to the accuracy or completeness of such information, and have accepted the information without further verification.

- This Report is of a confidential nature and should not be disseminated or reproduced in any manner without the prior written consent of DH. DH will retain all records pertaining to the Appraisal in our files for a period of time, and maintain these in a confidential manner, subject only to legal administrative processes or proceedings.

- This Report is subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*.

Job #04-0256

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

Page 8 of 8

APPRAISAL CERTIFICATION

We certify that, to the best of our knowledge and belief:

- The statements of fact contained in this Report are true or correct.
- The reported analyses, opinions and conclusions are limited only by the reported assumptions and limiting conditions, and are our impartial and unbiased professional analyses, opinions and conclusions.
- We have no present or prospective interest in the property that is subject of this Report, and we have no personal interest with respect to the parties involved.
- We have no bias with respect to any property that is the subject of this Report or to the parties involved.
- Our compensation for completing this assignment is not contingent upon reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result or the occurrence of a subsequent event directly related to the intended use of this Appraisal.
- Our analyses, opinions and conclusions were developed, and this Report has been prepared, in conformity with USPAP.
- Where noted, we have made a personal inspection of the items appraised.
- No person(s) excepting those stated in this certification provided significant professional assistance to the person(s) signing this Report.

Dated: August 9, 2004

Inspected and Appraised by:

William J. Monto, Appraiser

Reviewed by:

Craig Cappalli, ASA, CEA, Senior Vice President

Job #04-0256

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY
FAIR MARKET VALUE IN PLACE ASSET DISTRIBUTION

Packaging
7%
Miscellaneous
4%
General Industrial
Equipment
12%
Food Processing
77%

DALEY-HODKIN, LLC JULY 2004

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY

Item #31 – Foodtools CS-10TW Cake Cutter/Portioner

Item #33 – Foodtools CS-2ADFC Cake Cutter/Portioner

Item #34 – Foodtools CS-1000 Cake Cutter/Portioner

DALEY-HODKIN, LLC JULY 2004 PAGE 3

BROOKLYN CHEESECAKE & DESSERTS COMPANY
FAIRFIELD, NEW JERSEY

Item #41 – Exterior of Bally Panel Freezer

Item #48 – Shanklin A26A L-Sealer

Item #41 – Interior of Bally Panel Freezer

CLARK
CLARK
CLARK

Item #64 – Clark TM20 Forklift Truck

DALEY-HODKIN, LLC **JULY 2004** **PAGE 4**

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE IN PLACE
1	LOT	BENCH TOP MIXERS CONSISTING OF:				$ 5,000
		- (2) MIXERS - 1/2 HP	HOBART	A-200	11320678 N/A	
		- (2) MIXERS - 1/2 HP	HOBART	AS-208	1543859 N/A	
2	1	HEAVY DUTY SPIRAL FLOOR MIXER - 5 HP, 60 QT. CAP.	N/A			$ 3,000
3	3	PLANETARY FLOOR MIXERS - 5 HP, 140 QT. CAP.	HOBART	V-1401	11-393-263 (2) N/A	$ 25,000
4	1	HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT	AMF	GLEN 340	G-271	$ 15,000
5	1	HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT	AMF	GLEN 340	N/A	$ 15,000
6	1	AUTOMATIC PASTRY SHEETER	OSTALI	N/A	N/A	$ 5,000
7	1	[1999] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 4-PISTON, 48"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS	HINDS-BOCK HINDS-BOCK	4P-08A	2159	$ 9,000
8	1	[1993] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 6-PISTON, 36"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS	HINDS-BOCK HINDS-BOCK	6P-08A	1641	$ 16,000
9	1	DOUGH DIVIDER	COLBORNE	D-1000	60-464	$ 3,000
10	1	[1999] CRUST FORMING PRESS	COMTEC	1100	H-3874	$ 2,750
11	1	[1993] CRUST FORMING PRESS	COMTEC	1100	H-3532	$ 2,250
12	1	CRUST FORMING PRESS	COMTEC	1100	N/A	$ 1,000
13	1	CRUST FORMING PRESS	COMTEC	1100	N/A	$ 1,000
14	1	BENCH TOP MANUAL DOUGH DIVIDER	DUTCHESS	D14		$ 500

DALEY-HODKIN, LLC JULY 2004 PAGE 1

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE IN PLACE
15	1	PORTABLE DEPOSITOR - STAINLESS STEEL INTERNALS W/ PORTABLE STAND	EDHARD	PT SERIES	N/A	$ 2,750
16	1	PORTABLE DEPOSITOR W/ HOPPER FEED	EDHARD	F SERIES		$ 750
17	1	BENCH TOP MANUAL DOUGH DIVIDER	DUTCHESS	BM59	N/A	$ 700
18	1	PIE PRESS	HYDROMATIC	H-201	6275	$ 1,200
19	1	STAINLESS STEEL PAN GREASER - 24" MAX. PAN WIDTH	N/A			$ 2,000
20	1	STAINLESS STEEL PAN GREASER - 12" MAX. PAN WIDTH	N/A			$ 1,500
21	1	STAINLESS STEEL PACKAGED PORTABLE POSITIVE DISPLACEMENT TRANSFER PUMP	N/A			$ 1,600
22	2	STAINLESS STEEL TRANSFER PUMPS	FEDCO	PD20	96011 N/A	$ 8,000
23	1	GAS FIRED REVOLVING BAKE OVEN - (36) PANS, 8' OPENING W/ CONTROLS	DESPATCH	N/A	67-1306	$ 12,500
24	1	GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS	REED	N/A	N/A	$ 12,000
25	1	GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS (NOTE: MANUFACTURER REPORTED BY THE COMPANY)	DESPATCH	N/A	N/A	$ 14,000
26	1	[1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS	REVENT	620	U96-2031-018-0796	$ 16,000

DALEY-HODKIN, LLC JULY 2004 PAGE 2

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE IN PLACE
27	1	[1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS	REVENT	620	U96-2031-023-0896	$ 16,000
28	1	PORTABLE STAINLESS STEEL DEPOSITOR	GOODWAY	PF40	98	$ 2,250
29	1	STAINLESS STEEL GAS FIRED PAN WASHER - 2-WASH RACK CAP.	LVO	RW2580	N/A	$ 8,000
30	1	STAINLESS STEEL GAS FIRED PAN WASHER (NOTE: NOT INSTALLED)	DOUGLAS	LD15-N	92/2089	$ 4,000
31	1	[2003] CAKE CUTTER/PORTIONER	FOODTOOLS	CS-10TW	2543	$ 18,000
32	1	[2002] CAKE CUTTER/PORTIONER	FOODTOOLS	CS-2ADFC	029085	$ 10,000
33	1	[1999] CAKE CUTTER/PORTIONER	FOODTOOLS	CS-2ADFC	079110	$ 8,500
34	1	[2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE)	FOODTOOLS	CS-1000	2932	$ 38,000
35	1	[2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE)	FOODTOOLS	CS-1000	2933	$ 38,000
36	1	MEAT SAW - 14"	BUTCHER BOY	B-14	45758	$ 600
37	1	DOUGH SHEETER (NOTE: NOT IN USE)	SEEWER RONDO	SOLO D	518000	$ 6,000
38	1	[1987] STAINLESS STEEL HARD COATING CHOCOLATE MELTING SYSTEM	HILLIARDS	HC	870212	$ 2,250
39	1	STAINLESS STEEL TABLETOP FOOD CUTTER	HOBART	84181-D	11-205-475	$ 950
40	1	CAKE CUTTER/PORTIONER (NOTE: DISASSEMBLED)	FOOD TOOLS	CS-4A	N/A	$ 1,500
41	1	INTERLOCKING PANEL WALK-IN FREEZER - 70'L X 30'W X 20'H, GALVANIZED STEEL CONSTRUCTION	BALLY			$ 95,000

DALEY-HODKIN, LLC JULY 2004 PAGE 3

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE IN PLACE
		W/ (2) 3-FAN EVAPORATORS				
		W/ (2) ROOF MOUNTED REFRIGERATION COMPRESSORS - 15 HP	COPELAND			
		W/ AUTOMATIC BI-PARTING DOOR				
		W/ (16) SECTIONS OF DRIVE-IN RACKS - 4'W X 10'H X 10'D				
		W/ (5) SECTIONS OF HEAVY DUTY PALLET RACKS - 8'W X 10'H X 4'D				
42	1	PREFABRICATED WALK-IN FREEZER (#3) - 12'L X 12'W X 8'H	HARTFORD			$ 10,000
		W/ 3-FAN EVAPORATOR				
		W/ REFRIGERATION COMPRESSOR - 3 HP	COPELAND			
43	1	WALK-IN FREEZER (#1) - APPROX. 55'L X 20'W X 18'H, WOOD FRAME CONSTRUCTION	CUSTOM			$ 42,000
		W/ (4) 6-FAN EVAPORATORS				
		W/ (2) OUTDOOR REFRIGERATION COMPRESSORS - 10 HP	HEAT CRAFTERS	DCU100BL5273	WUM00282 N/A	
		W/ (11) ASST. SECTIONS OF HEAVY DUTY PALLET RACKS				
44	1	WALK-IN REFRIGERATOR - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION	CUSTOM			$ 6,250
		W/ 3-FAN EVAPORATOR				
		W/ REFRIGERATION COMPRESSOR - APPROX. 1.5 HP				
45	1	WALK-IN FREEZER (#3) - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION	CUSTOM			$ 10,500
		W/ 6-FAN EVAPORATOR				
		W/ OUTDOOR REFRIGERATION COMPRESSOR - 5 HP	HEATCRAFTERS	SC0500E5D	WUM00140	
46	1	PRE-FABRICATED WALK-IN FREEZER - APPROX. 12'L X 12'W X 8'H	NORLAKE			$ 7,500
		W/ 2-FAN EVAPORATOR CONDENSER				
		W/ OUTDOOR REFRIGERATION - APPROX. 1.5 HP (NOTE: LOCATED IN COMPANY STORE)	RUSSELL	RLH215L44-D		
47	1	DISPLAY FREEZER - 4-DOOR, 28"W X 85"L	WORLD REFRIGERATION	RW-100-SC	N/A	$ 3,600
48	LOT	SHRINK PACKAGING EQUIPMENT CONSISTING OF:				$ 17,000

DALEY-HODKIN, LLC JULY 2004 PAGE 4

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE IN PLACE
		- L-SEALER	CLAMCO	20	19662	
		- (2) SHRINK TUNNELS	EASTEY	ET-608	4091608TLMB 14411608TLMG	
		- SHRINK TUNNEL	CLAMCO	852	5806	
		- L-SEALER	SHANKLIN	A26A	A88105	
49	1	PRESSURE SENSITIVE BLOW-ON LABELER W/ ADJUSTABLE HEIGHT STAND	LABEL-AIRE	2111	6-82978512	$ 5,500
50	1	[1994] PRESSURE SENSITIVE LABELER W/ STAND	AVERY DENNISON	DATAPPLY 900	94-119	$ 2,250
51	1	CASE SEALING SYSTEM W/ BUILT-IN CONVEYOR (NOTE: NOT IN USE - DISASSEMBLED)	3M	N/A	N/A	$ 3,000
52	1	CARTON ERECTOR (NOTE: NOT IN USE - DISASSEMBLED)	N/A			$ 3,300
53	1	TOP AND BOTTOM CASE SEALER	3M	19300	6601	$ 3,500
54	1	STAINLESS STEEL METAL DETECTOR - 14"W X 6"H APERTURE	GORING KERR	DSP 2	S4 902-1	$ 10,000
55	LOT	CONVEYORS LOCATED THROUGHOUT PLANT CONSISTING OF:				$ 7,500
		- (3) PORTABLE FLEXIBLE SKATE WHEEL CONVEYOR SECTIONS - APPROX. 18'W X 12'L MAX. LENGTH				
		- (2) POWER BELT CONVEYOR SECTIONS - 24"W X 12'L				
		- POWER BELT CONVEYOR SECTION - 20"W X 15'L				
		- (2) POWER BELT CONVEYOR SECTIONS - 12"W X 15'L				
		- ROLLER CONVEYOR SECTION - 18"W X 60'L				
		- CURVED 180° ROLLER CONVEYOR SECTION - 18"W				
		- POWER BELT CONVEYOR SECTION - 10"W X 10'L (NOTE: NEEDS REPAIR)				
		- STAINLESS STEEL SKATE WHEEL CONVEYOR - 12"W X 20'L				
		- CIRCULAR SORTING TABLE	KAM FLEX	901B		

DALEY-HODKIN, LLC JULY 2004 PAGE 5

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE IN PLACE
56	LOT	APPROX. (200) BAKING CARTS (NOTE: QUANTITY SUPPLIED BY THE COMPANY)				$ 9,500
57	LOT	APPROX. (2,500) BAKING PANS, SHEETS, ETC. (NOTE: QUANTITIES SUPPLIED BY THE COMPANY)				$ 3,000
58	LOT	MIXING BOWLS CONSISTING OF:				$ 16,500
		- (5) STAINLESS STEEL MIXING BOWLS - 340 QT. CAP.	AMF			
		- (6) STAINLESS STEEL MIXING BOWLS - 140 QT. CAP.	HOBART			
		- ASST. MISC. MIXING BOWLS				
59	LOT	SCALES LOCATED THROUGHOUT PLANT CONSISTING OF:				$ 2,500
		- STAINLESS STEEL BENCH TOP DIGITAL SCALE - 10 LB. CAP.	PENNSYLVANIA	7700		
		- (2) STAINLESS STEEL BENCH TOP DIGITAL SCALES - 20" X 20"	OHAUS	ES-50L		
		- (3) BENCH TOP DIGITAL SCALES	CAS	SW-20		
		- (2) SCALES - 60 LB. CAP.				
		- MISCELLANEOUS ASST. SCALES				
60	1	PLANT AIR SYSTEM				$ 22,500
		W/ PACKAGED ROTARY SCREW AIR COMPRESSOR - 20 HP	SULLAIR	ES-8		
		W/ VERTICAL TANK MOUNTED ROTARY SCREW AIR COMPRESSOR - 5 HP	SPEEDAIRE	5F227A2		
		W PIPING, VALVES AND CONTROLS				
61	1	PLANT HOT WATER SYSTEM				$ 6,000
		W/ GAS HOT WATER HEATER - 75 GAL. CAP.	A.O. SMITH	BT80 230	M099-0830797-230	
		W/ GAS HOT WATER HEATER - 75 GAL. CAP.	STATE	SBT 75	6944608105	
		W/ PIPING, VALVES AND CONTROLS				
62	LOT	MISCELLANEOUS PLANT SUPPORT EQUIPMENT CONSISTING OF:				$ 35,000

DALEY-HODKIN, LLC JULY 2004 PAGE 6

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE IN PLACE
		ASST. STAINLESS STEEL TABLES, ASST. STAINLESS STEEL SINKS, CAFETERIA TABLES, CHAIRS, ASST. MICROWAVE OVENS, WORKTABLES, STAINLESS STEEL RACKS, CARTS, MANUAL PALLET JACKS, ASST. SECTIONS OF PALLET RACK, ASST. SECTIONS OF DRIVE-IN RACK, HAND CARTS, SHOP CARTS, ETC.				
63	1	COMPANY STORE EQUIPMENT CONSISTING OF:				$ 16,500
		- REFRIGERATED DELI CASE - 66"L X 32"W	N/A			
		- (2) SLIDING GLASS DOOR SELF-SERVE CHEST FREEZERS - 80"L X 24"W	N/A			
		- (2) DISPLAY FREEZERS - CHEST STYLE, 80"L X 24"W				
		- DIGITAL SCALE - 30 LB. CAP.	METTLER TOLEDO	8433		
		- DIGITAL CASH REGISTER	SHARP	XE-A101		
		- DISPLAY CASES, TABLES, STAINLESS STEEL WORKTABLE, MINI-REFRIGERATOR, ETC.				
64	1	[1996] THREE-WHEEL ELECTRIC FORKLIFT TRUCK - 4,000 LB. CAP., 2-STAGE MAST - 188" MAX. LIFT W/ SIDESHIFTER W/ BATTERY CHARGER	CLARK	TM20	TM24708389344FB	$ 6,000
65	1	ELECTRIC WALK-BEHIND PALLET TRUCK - 4,500 LB. CAP. W/ BATTERY CHARGER (NOTE: CAPITAL LEASE)	PRIME MOVER	PMX45	PMX4531170001	$ 2,300
66	1	ELECTRIC WALK-BEHIND PALLET TRUCK - 4,000 LB. CAP. W/ BATTERY CHARGER	YALE	MPB040ACN24C278	A827N222212	$ 1,500
67	1	BOWL LIFT W/ BATTERY CHARGER	N/A			$ 700
68	LOT	OFFICE FURNITURE AND EQUIPMENT CONSISTING OF: DESKS, CHAIRS, MODULAR PARTITIONS, HORIZONTAL AND LATERAL FILE CABINETS, CONFERENCE TABLE, BOOKCASES, SHELVES, SOFA, FAX MACHINE, FLOOR SAFE, ETC.				$ 8,500

DALEY-HODKIN, LLC JULY 2004 PAGE 7

COMPANY NAME: BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

ITEM #	QTY	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	FAIR MARKET VALUE IN PLACE
69	1	DIGITAL TELEPHONE SYSTEM	NITSUKO AMERICAN	BUSINESSCOM1		$ 5,000
		W/ APPROX. (15) DIGITAL TELEPHONES				
		W/ VOICEMAIL SYSTEM	VANGUARD MAIL			
		W/ MUSIC ON HOLD				
		W/ AUTOMATED ATTENDANT				
		(NOTE: VOICEMAIL SYSTEM UNDER CAPITAL LEASE)				
70	LOT	COMPUTERS AND PERIPHERAL EQUIPMENT CONSISTING OF:				$ 5,500
		- SERVER	DELL	POWEREDGE 300SC		
		- COMPUTER W/ MONITOR	DELL	OPTIPLEX GX200		
		- COMPUTER - PENTIUM PROCESSOR W/ MONITOR	GATEWAY			
		- COMPUTER W/ MONITOR	DELL	OPTIPLEX GX150		
		- COMPUTER W/ LCD MONITOR	DELL	OPTIPLEX GX270		
		- COMPUTER W/ LCD MONITOR	DELL	OPTIPLEX GX270		
		- (2) COMPUTERS - PENTIUM PROCESSOR W/ MONITORS	CLONE			
		- ROUTER	CISCO	UBR9000		
		- SWITCH	HEWLETT-PACKARD	2524		
		- LASER PRINTER	HEWLETT-PACKARD	6P		
		- INKJET PRINTER	HEWLETT-PACKARD	DESKJET 840C		
		- INKJET PRINTER	HEWLETT-PACKARD	DESKJET 690C		
		- LASER PRINTER	HEWLETT-PACKARD	4P		
		- LABEL PRINTER	DATAMAX	PRODIGY PLUS		

APPRAISAL TOTAL: $ 698,450

DALEY-HODKIN, LLC JULY 2004 PAGE 8

PROFESSIONAL QUALIFICATIONS

CRAIG W. CAPPALLI, ASA

PROFESSIONAL EXPERIENCE

Senior Vice President, Daley-Hodkin, LLC, 2000 - Present
Vice President, Daley-Hodkin Corporation, 1995
Senior Appraiser, Machinery & Equipment, Daley-Hodkin Corporation, 1988
Staff Appraiser, Machinery & Equipment, Daley-Hodkin Corporation, 1982

EDUCATION

Uniform Standards of Professional Appraisal Practice (USPAP) – Certified December 1999
Siena College, Loudonville, New York – Bachelor of Business Administration

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APPRAISAL & RESEARCH ASSIGNMENTS

Aerospace, Agriculture, Apparel, Automotive, Audio/Visual, Aviation Manufacturing, Battery Manufacturing, Biotech, Blown Film, Boats/Yachts, Bottling & Canning, Carpet Mill, Cigarette Manufacturing, Chemical Processing, Communications, Composite Materials, Computers, Construction, Corrugating, Dairies, Die Casting, Earthmoving, Electronics, Extrusions, Fasteners, Fences & Decking, Film, Floor Covering, Food & Beverage, Footwear, Foundries, Furniture, Glass, Graphic Arts, Hardware, Health & Beauty Aids, High Technology, Home Furnishings, Hosiery, HVAC, Jewelry Manufacturing, Laboratory, Leather, Lumber Mill, Machine Tools, Marine Equipment, Material Handling, Medical, Metal Fabrication, Millworking, Nonwovens, Office Equipment, Optics, Packaging, Paper & Converting, Pharmaceuticals, Photography, Plastics, Precious Metals, Printed Circuit, Printing, Restaurants, Retail, Rubber, Safety Equipment, Sawmill, Scientific, Semiconductor, Shipping, Steel Service Center, Textiles, Tile Plant, Transportation, Trucking, Vending Machines, Warehousing, Welding, Window & Door Manufacturing, Wire & Cable, Woodworking, Yarn Mill

---

CONCEPTS OF VALUE EXPERIENCE

Auction Sale Value (Forced Liquidation)
Net Auction Sale Value
Orderly Liquidation Value
Net Orderly Liquidation Value
Liquidation Value-In Place

Fair Market Value
Fair Market Value-In Place
Replacement Cost New
Replacement Value (New/Used)
Insurance Value

BUSINESS ASSOCIATIONS & MEMBERSHIPS

Member of American Society of Appraisers (ASA) – Machinery & Technical Specialties
Member of Association of Machinery & Equipment Appraisers (AMEA) – Certified Equipment Appraiser (CEA)
Turnaround Management Association (TMA) – Member
Machinery Dealers National Association (MDNA) - Member

PROFESSIONAL QUALIFICATIONS

WILLIAM J. MONTO

PROFESSIONAL EXPERIENCE

Appraiser (Machinery & Technical Specialties/Machinery & Equipment), Daley-Hodkin, LLC

EDUCATION

Uniform Standards of Professional Appraisal Practice (USPAP) – Certified June 2004
Bachelor of Science, Business Management – State University of New York at Stony Brook

---

APPRAISAL & RESEARCH ASSIGNMENTS

Automotive, Audio/Video, Communications, Computers, Construction, Earthmoving, Electronics, Food & Beverage, Furniture, Graphic Arts, Machine Tools, Material Handling, Metal Fabrication, Metalworking, Office Equipment, Packaging, Paper & Converting, Pharmaceuticals, Plastics, Printing, Scientific, Shipping, Textiles, Transportation, Trucking, Warehousing, Woodworking

---

CONCEPTS OF VALUE EXPERIENCE

Auction Sale Value (Forced Liquidation)
Net Auction Sale Value
Orderly Liquidation Value
Net Orderly Liquidation Value

Fair Market Value
Fair Market Value-In Place
Replacement Cost New
Replacement Value (New/Used)

Annex E

Firm

du Pasquier & Co. Inc.
One Battery Park Plaza
New York, NY 10004
www.dupasco.com

March 28, 2006

Mr. Ron Schutte
Chairman/CEO
Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, NJ 07004

Dear Mr. Schutte:

You have requested du Pasquier & Company, Inc. (Berwyn Capital Division) "BCD" to render an opinion as to whether the proposed exchange of assets by the Brooklyn Cheesecake & Desserts Company, Inc. ("Company") with an entity affiliated with its current Chairman, CEO and President for the satisfaction/assumption of a majority of the "Company" liabilities, would leave the "Company" with little operations and limited specific valuable assets is fair from a financial point of view to the shareholders of the company.

In developing an opinion, one needs to look at the background and performance of the company, and in addition to, potential, and total value of the enterprise. In determining an opinion BCD will rely on all public information and discussions with management. The company represents that to the best of its knowledge, all information provided is complete and correct in all material aspects BCD will use and rely on this information without independent verification or appraisal of assets. BCD does not assume responsibility for the accuracy or completeness of the information to which reference is made herein nor does BCD provide any guaranty of the values reflected herein.

The object of the report is to review various valuation methods and to present a viewpoint as to which methods may be applicable for this transaction. The report is written for the Board of Directors with the understanding that the "Company" may use, include and or refer to the opinion in a proxy distributed to shareholders and/or other filings with the Securities and Exchange Commission (SEC).

Our opinion is being expressed for determining the fair value of the transaction. Such value is determined as of a specific date (timeframe) and based on all pertinent facts, data and conditions which are known as of that date.

This report is not intended to be investment advice and its contents should in no way be construed as such.

... 624 • 4800 • Fax 212 • 624 • 4880 • E-Mail dupasquier@dupasco.com • Clearing Facilities: Pershing LLC/Bank of New York
Member of the New York Stock Exchange

BUSINESS DESCRIPTION AND BACKGROUND AND FINANCIAL REVIEW

Brooklyn Cheesecake & Desserts Company, Inc. (BCAK); effective March 22,2006 new symbol is (BCKE) is engaged in the business of manufacturing premium quality frozen cheesecakes, apple cakes and tart shells. The products are marked and distributed on a wholesale basis and through a retail outlet in Fairfield, NJ. The company, a New York corporation was formed in 1993 and is traded publicly on the OTCBB under the symbol BCKE.

By reference, we have reviewed the public filings for the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005. Revenue for the respective periods has shown a continuous decline:

	12/31/03	12/31/04	12/31/05
Net Sales	$3,369,742	$3,035,323	$2,223,611

A decrease of $334,419 from 12/31/03 to 12/31/04 and a decrease of $811,712 from 12/31/04 to 12/31/05.

The company has reported net losses of:

	12/31/03	12/31/04	12/31/05
Net (Loss)	($146,614)	($574,324)	($1,064,311)

During the period stockholders net value has decreased to a negative ($915,631) as of 12/31/05.

At the same time, working capital was deteriorating from a negative ($659,923) as of 12/31/04 to a negative ($1,252,005) as of 12/31/05.

The public price of the stock has also continued to deteriorate. In reviewing historical price/volume charts for the company, it should be noted that the stock price did hit a high of $1.02 per share during Q1 2004, but has steadily decreased since. The high for 2005 was $.42 during Q1 2005, with a steady decrease to the recent $.05 per share as of 2/24/2006. The stock has very limited trading and with 13,525,336 shares issued and outstanding as of 12/31/2005, the company has a public value of $676,266..

The company has not yet achieved profitable operation, nor does it seem likely that it will in the near future. Presently sales do not support operations. The company does not have access to conventional bank lines. If our interpretation of the financial reports and disclosures is correct, then it is apparent that the Company is completely dependent on sales of equities or loans from officers to maintain operations. The company, due to inadequate cash flow, has resorted to issuing restricted stock for certain services in lieu of cash. The future survival of this company is in question. New sales of securities, especially those sales arranged in private market transactions generally have substantial dilutive impact on existing shareholders and are sold well below market. The company has had a great deal of difficulty in raising capital in this manner. Any potential investor reviewing the above numbers would most likely not be interested in purchasing any new issue securities of this company, or may only be interested in purchasing common shares at discount to public market price. This would result in substantial dilution to existing shareholders.

As of 2/24/2006, in a review of the companies filings with the Securities and Exchange Commission, (SEC), we noted that the officers have made several loans to the company over the last two years totaling$995,818 inclusive of interest.

When one reviews the public filings one must also review the risk factors section of the 12/31/2005 10K filings. The company's losses continue to increase, and the ability to raise capital diminishes. Recently, with the only influx of capital coming from officers, the future outlook is not positive.

Therefore, one must look towards the fixed assets, equipment and trademarks, etc. for the value in the company, especially absent any growth if the company runs out of money, and has to be liquidated. If that becomes a reality, the common shareholders will most likely have worthless shares.

Without benefit of help in the public market, an opinion requires certain non-market methods to determine a value. Some of the reasons stated or suggested for this are based on or include:

Continued losses;
Inability to sustain operations without fund raising;
Dependence on uncertain and expensive equity markets;
Dependence on Officer's ability to continue to provide funds;
Overall poor financial condition, including negative working capital;
Little liquidity;
Very limited market for resale.

If equity could be raised, dilution to existing shareholders would be extreme. If more debt is put on the books by officer's loans, interest coverage and increased debt liability will have a negative impact on the enterprise value. Continued increased debt load could also force the company into insolvency.

If nothing is done, and the company fails, investors would hold worthless shares, and get no benefit of being an investor in a public company.

VALUATION APPROACHES

There is several valuation approaches used with public companies to determine a value for a company or a transaction that a company is undertaking Most of those approaches will not apply in this situation.

Discounted Cash Flow Model: Dependant on a company growing both sales and income. The opposite is happening with the company (decreasing sales and increasing losses).

Private Placement Method: The price of securities sold in private market transactions determines a value for the company. Private transactions are usually done at discount to the public price and require investors to hold on to those shares for 12 months under the 144 Rule. Thus these shares have impaired marketability and difficult to sell. A potential investor would also give consideration to sales, earnings, assets as well as the public shares trading price and volume in arriving at an appropriate discounted price. Generally smaller illiquid companies have to offer larger discounts and other incentives such as warrants to raise equity. This would result in continued dilution for existing shareholders.

Black Scholes Option Pricing Model: Does not apply at all as options cannot be written on "penny stocks" trading on the Bulletin Board.

Economic Modeling (several) of which the GORDON GROWTH MODEL is used fairly often. The models apply statistical formulas considering future dividend streams, cash flows to investors and other economic factors present in the company.

These models cannot be used for development stage companies or those companies without positive cash flow and income growth. Therefore, they cannot be used in this situation.

CURRENT PERSPECTIVE

The outlook for investor value is not very encouraging. Management is looking at ways in which continued deterioration can be slowed or provide an alternative potential opportunity that may result in an improvement for shareholder value and enterprise value.

In the 10K filed for the year ending 12/31/04 under Plan of Operations it is noted that future mergers and acquisitions would be looked at and considered. Potential merger or acquisition candidates may or may not be in the baking or a related field. If a target is not in a related field, consummating a transaction would probably be easier and more cost efficient, without having the existing company in the public vehicle. The savings on time and costs associated with due diligence, representations and warranties, accounting and/or any other business issues would potentially enhance shareholder value.

The company has a loss carry forward of approximately $10.3 million. Various amounts expire from 2005 through 2021 This may be a benefit to a potential partner and investors as a portion may be eligible to offset future earnings.

The CEO/CHAIRMAN with the approval of the Board of Directors has proposed the following:

That the transaction being contemplated, exchanging assets (excluding trademarks) to offset debt due to the CEO/Assignee at both the parent company and subsidiary level and assumption of certain liabilities and leases (facility in Fairfield, New Jersey) be completed, to prevent continued decrease in shareholder value in the public company. In addition. The JM Specialties subsidiary will be sold to the CEO/Assignee. The result of which would leave the public company with:

- No public subsidiary, which eliminates other potential liabilities and costs.
- An entity with little operations, some cash and some debt
- An entity with a "valuable" asset, the "trademarks" and a license agreement that would generate royalties. The trademark is estimated to be valued in the $200,000 to $300,000 range.

The exchange proposal would result in the CEO/Assignee receiving certain specific assets of the company (excluding the trademarks) in settlement of $826,041 of principal debt amount due, inclusive of interest. These assets would be transferred as is. free of any liens or encumbrances. In addition the CEO/Assignee agrees to assume full responsibility for the payment up to an aggregate of $262,900. to other creditors of the company as part of the exchange plan. The CEO/Assignee will also assume plant and equipment leases aggregating $654,185. as part of the settlement.

The parties agree that a minimum of $35,000. cash be left on hand to be used by the company for expenses associated with periodic filings with the Securities and Exchange Commission ("SEC") disclosing any material events that are required to be publicly disclosed for a period of one year.

There will remain on the books of the Company the sum of approximately $600,000. representing balance of indebtedness due to the CEO/Assignee and vendors. These payments will be deferred at the option of the company until the company completes a merger with another entity. At that time, the CEO/Assignee can elect to have payments made either in cash or in new issue securities at an agreed to valuation.

The CEO/Assignee will sign a licensing agreement for the use of the trademark. In addition, the CEO/Assignee will have an option to acquire the trademark at a future date.

We have reviewed the equipment/fixed assets appraisals provided by management, that was compiled by DALEY-HODILIN, LLC. subject to the Uniform Standards of Professional Appraisal Practice (USPAP).

MAR-25-2006 02:20 DUPREOUIER 212 998 7500 P.22 07

Three separate reports were provided, covering values as to Auction Sale Value, Fair Market Value and Fair Market Value in Place. These were prepared in July 2004.

Auction Sale Value	$251,725.
Fair Market Value	$500,350.
Fair Market Value in Place	$698,450.

The majority of equipment is specific for the commercial baking industry, and food processing industry. A portion of the equipment is not industry specific.

Potential buyers most likely would be end users in this industry space or used equipment dealers. Because of the nature of the equipment, the potential resale market place is narrow and quite possibly small, thus having an impact on the potential realized sale price/value.

REMARKS & CONCLUSIONS

An opinion in this situation as to what may be fair from a financial point of view to the shareholders of the company has to rely on a realistic business approach/proposal than on specific methods or economic modeling.

In reviewing the company's situation, one can determine that the prognosis for success is minimal. As we previously stated, the company continues to demonstrate:

- Declining sales;
- Increased losses;
- Increased debt due to officers;
- Increase in outstanding shares (issued for payables, services, etc)
- Inability to raise capital in the public markets

Without drastic action, this will result in a declining shareholder value and potentially into either bankruptcy or liquidation. If any of these events occur, the company's shares could prove to be worthless.

The plan proposal provided by the CEO of exchanging fixed assets for satisfaction of liabilities benefits shareholders as follows:

Removes $826,041. debt from the books
Removes $262,900 other payables
Removes lease obligations for the building and equipment
Removes negative cash flow and continued losses from the books
Provides $35,000. to continue public filings.

In addition, the proposal also includes two considerations that will have benefit to shareholders. One, the exchange of assets for debt and the sale of the JM Specialties

-09-2005 02:21 DURASOUIER 212 898 7592 P.02

subsidiary provides for a clean company without other potential liabilities. Second, the shareholders will benefit from keeping the trademark and licensing it to the CEO/Assignee for a royalty consideration.

This leaves the shareholders with basically a "public shell" company with a trademark. A public shell company in the market place today has a base value of approximately $350,000. to $500,000. The trademark may have a value of $200,000 to $300,000. It can be used to obtain, by reverse merger, another company that may benefit from being public, and may provide the shareholders with a better opportunity for potential value.

The debt left on the books due to the CEO/Assignee would be deferred until such time as the company completes a reverse merger with another entity.

The proposal if accepted as is, would leave behind a valuable asset that will generate income from the licensing of the trademark, the result of which will allow the company to continue as an entity.

This would enable the company the time and ability to seek out another target to combine with, through the reverse merger process. Even with the existing shareholders having additional dilution through a merger process as new shares are issued, the shareholder value would potentially be enhanced by a new entity that holds promise for growth in sales and profits.

In our opinion, this proposed exchange of assets for liabilities will enable the company (Public Shell) to be in a position to acquire another entity, which will likely result in a better opportunity for the existing shareholders to realize a benefit and potentially enhanced shareholder value.

Sincerely yours,

Conrad R. Huss

CRH:amg
cc: Anthony Merante

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-KSB/A1

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended: December 31, 2006	Commission File Number: 0-13984

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
(Exact name of registrant as specified in its charter)

NEW YORK	13-3832215
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

20 Passaic Avenue Fairfield, NJ 07004
(Address of principal executive offices, Zip Code)

        (973) 808-8248
(Issuer's Telephone Number, including Area Code)

Securities registered under Section 12(b) of the Exchange Act: None.

Securities registered pursuant to Section 12(g) of the Act:	Name of Each Exchange on Which Registered:
Common Stock, par value $.025 per share	None

Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes☒No☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB. ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐No ☒

Issuer's revenue for its most recent fiscal year was $13,084.

The aggregate market value of the voting common stock held by non-affiliates of the issuer, as of March 31, 2007 was approximately $116,520 (based on the average closing bid and asked prices of the registrant’s common stock in the over-the-counter market).

As of March 31, 2007, 684,445 shares of registrant’s common stock, par value $.025 per share, were issued and outstanding (based on the registrant’s 1:25 reverse stock split of outstanding common stock effective March 20, 2006).

Transitional Small Business Disclosure Format (check one):Yes ☐  No ☒

1

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
FORM 10-KSB
YEAR ENDED DECEMBER 31, 2006

PART I

2

FORWARD LOOKING STATEMENTS

Except for historical information, this document contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our revenue mix, anticipated costs and expenses, development, relationships with strategic partners and other factors discussed under “Description of Business” and “Management's Discussion and Analysis”. These forward-looking statements may include declarations regarding our belief or current expectations of management, such as statements indicating that “we expect,” “we anticipate,” “we intend,” “we believe,” and similar language. We caution that any forward-looking statement made by us in this Form 10-KSB or in other announcements made by us are further qualified by important factors that could cause actual results to differ materially from those projected in the forward-looking statements, including without limitation the risk factors set forth in this Form 10-KSB.

ITEM 1. DESCRIPTION OF BUSINESS

THE FOLLOWING REPORT ON FORM 10-KSB REFLECTS THE REVERSE SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK EFFECTIVE MARCH 20, 2006. UNLESS OTHERWISE NOTED, ALL REFERENCES TO COMMON STOCK IN THIS REPORT TAKE INTO ACCOUNT AND REFLECTS THE REVERSE SPLIT. ADDITIONALLY THIS REPORT REFLECTS THE TRANSFER OF CERTAIN ASSETS TO OUR FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER FOR THE FORGIVENESS AND THE ASSUMPTION OF THE MAJORITY OF THE COMPANY’ S DEBT OBLIGATIONS.

GENERAL

Brooklyn Cheesecake & Desserts Company, Inc. was incorporated in November 1993. The Company's executive offices are located at 20 Passaic Avenue, Fairfield, NJ 07004 and its telephone number is (973) 808-8248. The Company licenses its Brooklyn Cheesecake & Desserts Company trademark to Brooklyn Cheesecake & Desserts Company, Inc. (a New Jersey Company).

From March 2002 through March 2006, the Company was a manufacturer of baking and confectionary products. In March 2006, the Company entered into an Exchange Agreement pursuant to which it exchanged its baking equipment and other fixed assets and JMS Specialty, its wholly owned subsidiary, for the satisfaction and assumption of approximately $1,145,000 of outstanding liabilities and obligations owed to Ronald L. Schutte, its former president and chief executive officer. The Company retained its trademarks and now licenses these trademarks to a New Jersey corporation formed by Mr. Schutte to continue the baking operations that were transferred to him pursuant to the Exchange Agreement.

TRADEMARKS

Brooklyn Cheesecake & Desserts Company, Inc trademarks with the United States Patent and Trademark office include the mark The Healthy Bakery® (US Registration No. 1,644,559), Brooklyn Cheesecake Company Inc. ® (US Registration No. 3,040,023) and Brooklyn Cheesecakes & Desserts Company, Inc. ® (US Registration No. 3,017,300). The Company believes that the trademarks are a significant asset, are valid, and enforceable, however there can be no assurance as to the degree of protection its registered trademarks will afford the Company.

PLAN OF OPERATION

The Company licenses its trademarks to Brooklyn Cheesecake, & Desserts Company, Inc. (a New Jersey Corporation). Revenues are calculated at one percent of sales of goods bearing the Brooklyn Cheesecake & Desserts Company, Inc. trademark. The agreement expires on December 31, 2016.

3

EMPLOYEES

As of December 31, 2006, Brooklyn Cheesecake & Desserts Company had one executive officer and no employees. The only executive the Company has is Anthony J. Merante who is the Chairman, President, Chief Financial Officer, Chief Executive Officer and Corporate Secretary.

ITEM 2. DESCRIPTION OF PROPERTY

The Company occupies secured space at 20 Passaic Avenue, Fairfield, NJ 07004 as storage for Company records. The Company continues to use this address as its mailing address.

ITEM 3. LEGAL PROCEEDING
None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

No matters were submitted to a vote of security holders during the fourth quarter of 2006.

PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

THIS SECTION AND FURTHER REFERENCES TO SHARES OF COMMON STOCK HAVE BEEN ADJUSTED TO EFFECUATE A MARCH 20, 2006 1:25 REVERSE STOCK SPLIT.

The Company's Common Stock is quoted on the Over the Counter Bulletin Board (“OTCBB”) under the symbol "BCKE" effective March 22, 2006. Prior to that, the Company’s Common Stock was quoted on the OTCBB under the symbol “BCAK”. The following table sets forth the range of quarterly high and low bid prices, as reported during the last two fiscal years. All amounts have been retroactively adjusted to reflect a 1:25 reverse stock split that occurred on March 20, 2006.

Period	High	Low

Fiscal Year 2005:
First Quarter	10.50	1.50
Second Quarter	4.50	2.50
Third Quarter	3.25	2.00
Fourth Quarter	2.00	.50

Fiscal Year 2006
First Quarter	.30	.26
Second Quarter	.26	.26
Third Quarter	.26	.26
Fourth Quarter	.26	.25

The above quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not reflect actual transactions. On April 16, 2007, the closing bid price for our common stock was $0.28 per share.

As of March 31, 2007, we had 63 stockholders of record of our common stock. Such number of record holders was derived from the records maintained by our transfer agent, Computershare Trust Co.

4

The Company has never paid cash dividends on its Common Stock and does not anticipate paying dividends in the foreseeable future. The payment of future cash dividends is subject to the discretion of the Board of Directors and will depend upon the Company's earnings (if any), general financial condition, cash flows, capital requirements and other considerations deemed relevant by the Board of Directors.

RECENT SALES OF UNREGISTERED SECURITIES

On February 17, 2006, the Company issued 28,000 shares of common stock for services. The shares were issued to officers of the Company, valued at $35,000, or $1.25 per share, the closing trading price on the date of issuance.

  On February 17, 2006, the Company issued 9,032 shares of common stock for merchandise purchased. These shares were issued to a vendor, valued at $11,271, or $1.25 per share, the closing trading price on the date of issuance.

On February 17, 2006, in payment of fees to Company Board members and Corporate secretary, the Company issued 64,000 shares of common stock. The shares were issued to the directors and corporate secretary, valued at $80,000, or 1.25 per share, the closing trading price on the date of issuance.

On February 17, 2006, in payment of fees to consultants, the Company issued 30,000 shares of common stock. The shares were issued to the consultants, valued at $37,500, or $1.25 per share, the closing trading price on the date of issuance.

On February 17, 2006, in payment of salaries to employees, the Company issued 12,400 shares of common stock. The shares were issued to the employees, valued at $15,500, or $1.25 per share, the closing trading price on the date of issuance.

On January 13, 2005 the Company issued 74,000 shares of common stock for services valued at $148,000. All the shares were issued to officers of the Company, valued at $148,000, or $2.00 per share on January 13, 2005, the closing trading price on the date of issuance.

On March 2, 2005 the Company issued 9,017 shares of common stock in settlement of an account payable of $18,034. These shares are valued at approximately $2.00 per share the closing trading price on the date of issuance.

On January 13, 2005, in payment of fees to Company Board members and Corporate Secretary, the Company issued 4,500 shares of common stock, valued at $9,000. These shares are valued at $2.00 per share the closing trading price on the date of issuance.

On March 2, 2005 the Company issued 42,000 shares of common stock for the initial payment of the website development costs totaling $152,250. These shares are valued at $3.63 per share the closing trading price on the date of issuance.

On April 27, 2005 the Company issued an additional 42,000 shares of common stock as consideration of the website development costs totaling $151,200. These shares are valued at $3.60 per share the closing trading price on the date of issuance

On August 29th and September 29th, 2005 the Company issued a total of 2,637 shares of common stock for services rendered valued at $8,750, pursuant to a monthly service retainer agreement. These shares were issued at various times during the quarter and have per share values ranging from approximately $2.63 to $4.38 per share depending on the closing trading price on the date of issuance.

On August 29, 2005, in payment of fees to Company Board members and the Corporate Secretary, the Company issued 3,048 shares of common stock, valued at $8,000. These shares are valued at $2.63 per share the closing trading price on the date of issuance.

5

On September 29, 2005 the Company issued the final 16,000 shares of common stock as consideration of the website development costs totaling $37,600. These shares are valued at $2.35 per share the closing trading price on the date of issuance.

On August 29, 2005 the Company issued 6,000 shares of common stock for services rendered valued at $9,000.

On September 21, 2005 the Company issued 2,000 shares of common stock for services rendered valued at $4,500.

On May 2004 the Company issued 26,630 shares of common stock for services valued at $100,600. Of these shares, 26,230 were issued to an officer of the Company, valued at $100,000, or $3.75 per share, the closing trading price on the date of issuance.

On May 2004 and December 2004 the Company issued 834 and 1947 shares, respectively, of common stock for services rendered valued at $10,500, pursuant to a monthly service retainer agreement. These shares were issued at various times during the year and have per share values ranging from approximately $1.00 to $5.50 per shares depending on the closing trading price on the date of issuance.

On May 2004 the Company issued 13,115 shares of common stock in settlement of a loan payable of $50,000. These shares are valued at approximately $3.75 per shares the closing trading price on the date of issuance.

On December 2004, In payment of fees to Company Board members, the Company issued 400,000 shares of common stock, valued at $28,000. These shares are valued at approximately $1.75 per shares the closing trading price on the date of issuance.

Each of these issuances of common stock was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ITEM 6. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATIONS

GENERAL - Recent Developments

From March 2002 through March 2006, the Company was a manufacturer of baking and confectionary products. In March 2006, the Company entered into an Exchange Agreement pursuant to which it exchanged its baking equipment and other fixed assets and JMS Specialty, its wholly owned subsidiary, for the satisfaction and assumption of approximately $1,145,000 of outstanding liabilities and obligations owed to Ronald L. Schutte, its former president and chief executive officer. The Company retained its trademarks and now licenses these trademarks to a New Jersey corporation formed by Mr. Schutte to continue the baking operations that were transferred to him pursuant to the Exchange Agreement. As a result of this transaction, the Company's baking operations have been treated as discontinued operations and its current business of licensing its trademarks is treated as the Company's continuing operations.

We presently do not have sufficient cash to implement our business plan.

We have experienced this lack of liquidity throughout 2006, causing us to be unable to meet our obligations as they come due. We believe that we need to raise or otherwise obtain at least $1,000,000 in additional financing in order to satisfy our existing obligations and implement our business plan. If we are successful in obtaining such financing, we may not be able to continue to operate our business.

6

Although management is hopeful that licensing fees will increase in 2007 and be sufficient to pay related expenses, they will also look for additional opportunities.

The following discussion and analysis should be read in conjunction with the financial statements and the related notes thereto included in this Form 10-KSB.

Critical Accounting Policies

Revenue Recognition:

Income from licensing fees are recognized from the sale by our licensee of goods bearing the Brooklyn Cheesecake & Desserts Company, Inc. trademark.  The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition.  In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Stock Based Compensation:

Effective January 1, 2006, the Company adopted the provisions of SFAS No. 123(R), “Share-Based Payment,” under the modified prospective method, SFAS No. 123(R) eliminates accounting for share-based compensation transaction using the intrinsic value method prescribed under APB Opinion No. 25 “Accounting for Stock Issued to Employees,” and requires instead that such transactions be accounted for using a fair-value-based method. Under the modified prospective method, the Company is required to recognize compensation cost for share-based payments to employees based on their grant-date fair value from the beginning of the fiscal period in which the recognition provisions are first applied. For periods prior to adoption, the financial statements are unchanged, and the pro forma disclosures previously required by SFAS No. 123, as amended by SFAS No. 148, will continue to be required under SFAS No. 123(R) to the extent those amounts differ from those in the statement of Operations.

RESULTS OF OPERATIONS

The Company’s consolidated revenues from continuing operations aggregated $13,084 and $0 for the years-ended December 31, 2006 and 2005 respectively, an increase of $13,084. This is the initial year of our licensing agreement thus there were no comparative numbers for 2005.

Selling, general and administrative expenses were $192,383 and $135,792 for the years-ended December 31, 2006 and 2005 respectively, an increase of $56,591.The increase was attributable to Director fee expenses recorded upon the conversion of stock options to stock.

Interest expense decreased in 2006 to $79,463 from $152,366, a decrease of $72,903, or 47.8%, in comparison to an increase in 2005 to $152,366 from $96,213, an increase of $56,153, or 58.4%. The 2006 decrease was a result of reclassifying interest expense in 2005 to discontinued operations in addition to the debt reduction as part of the exchange agreement with the former chief executive officer. The 2005 increase was a result of increased borrowings.

The gain from discontinued operations to $143,590 from $(776,153) an increase of $919,743 or 1,185% was a result of the exchange agreement whereby the baking operation, which produced substantial losses over the years was no longer included. This in addition to the reduced debt resulted in the gain from discontinued operations.

SEGMENT INFORMATION

Not applicable.

7

LIQUIDITY AND CAPITAL RESOURCES

Since its inception the Company’s only source of working capital has been the $8,455,000 received from the issuance of its securities.

As of December 31, 2006, the Company had a negative working capital of $912,657 as compared to a negative working capital of $1,252,005 at December 31, 2005.

Although the Company has previously been successful in obtaining sufficient capital funds through issuance of common stock and warrants, there can be no assurance that the Company will be able to do so in the future.

INFLATION AND SEASONALITY:

Licensing revenue will vary since it is tied to peak baking seasons. Revenues are affected by holiday seasons such as Thanksgiving, Christmas, Jewish New Year, Easter and Passover.

OFF-BALANCE SHEET ARRANGEMENTS

There were no off-balance sheet arrangements during the year ended December, 31 2006 that have or are reasonably likely to have, a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to our interests.

RISK FACTORS

In light of our current financial condition, we have entered into a transaction with our former Chief Executive Officer and President whereby we would exchange certain assets for satisfaction of and assumption of a majority of the Company’s outstanding obligations and liabilities to him. The transaction was subject to a satisfactory fairness opinion and customary closing conditions. The transaction changed the company significantly from a company that manufactured and sold baked goods to a company that holds and licenses intellectual property.

Our independent auditors have stated that our recurring losses from operations and our accumulated deficit raise substantial doubt about our ability to continue as a going concern.

The reports of our independent Certified Public Accountants dated, April 16, 2007 and March 15, 2006 for the December 31, 2006 and 2005 condensed financial statements, respectively contained an explanatory paragraph that states that our recurring losses from operations and accumulated deficit raise substantial doubt about our ability to continue as a going concern. The condensed financial statements do not include any adjustments that might result from the outcome of that uncertainty. We believe we will need to raise more money to finance our operations and sustain our business model. We may not be able to obtain additional financing on acceptable terms, or at all. Any failure to raise additional financing will likely place us in significant financial jeopardy.

The Company and the price of our shares may be adversely affected by the public sale of a significant number of the shares eligible for future sale.

All but a very small number of the outstanding shares of our Common Stock are freely tradable. Sales of Common Stock in the public market could materially adversely affect the market price of our Common Stock. Such sales may also inhibit our ability to obtain future equity or equity-related financing on acceptable terms. The issuance and registration of additional shares could have a significant adverse effect on the trading price of our Common Stock.

8

RISKS RELATED TO THE MARKET FOR OUR COMMON STOCK

Risk Factors Associated With Our 1:25 Reverse Stock Split

 There can be no assurance that the total market capitalization of Brooklyn Cheesecake common stock (the aggregate value of all Brooklyn Cheesecake common stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split will either equal or exceed the current per share market price.

There can be no assurance that the market price per new share of Brooklyn Cheesecake common stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of old shares of Brooklyn Cheesecake common stock outstanding before the Reverse Stock Split.

Accordingly, the total market capitalization of Brooklyn Cheesecake common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split and, in the future, the market price of Brooklyn Cheesecake common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

A decline in the market price of our common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of Brooklyn Cheesecake common stock could be adversely affected following such a Reverse Stock Split.

  If the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. The market price of our common stock will, however, also based on our performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the reduced number of shares outstanding after the Reverse Stock Split could adversely affect the liquidity of our common stock.

The price of our common stock is subject to volatility

Our Common Stock has traded as low as $.25 per share and as high as $.30 per share in the twelve (12) month ended December 31, 2006. Our average trading volume is extremely low. As such, a significant sale of our Common Stock may result in a major fluctuation of the market price. Some other factors leading to the volatility include:

•	Price and volume fluctuation in the stock market at large which do not relate to our operating performance;
•	Fluctuation in our operating results;
•	Concerns about our ability to finance our continuing operations;
•	Financing arrangements which may require the issuance of a significant number of shares in relation to the number shares of our Common Stock currently outstanding;
•	Fluctuations in market demand and supply of our products.

Our common stock is currently traded on the over-the-counter-bulletin-board and an investor’s availability to trade our common stock may be limited by trading volume

The trading volume in our common shares has been relatively limited. A consistently active trading market for our Common Stock may not continue on the Over-The-Counter-Bulletin-Board. The average trading volume in our Common Stock on the Over-The-Counter-Bulletin-Board for the year ended December 31, 2006 was approximately 153 shares.

9

Possible adverse effect of issuance of preferred stock

Brooklyn Cheesecake & Desserts Company, Inc Restated Certificate of Incorporation authorizes the issuance of 2,000,000 shares of Preferred Stock, with designations, rights and preferences as determined from time to time by the Board of Directors. As a result of the foregoing, the Board of Directors can issue, without further shareholder approval, Preferred Stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of Common Stock. The issuance of Preferred Stock could, under certain circumstances, discourage, delay or prevent a change in control of the Company.

10

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.

ITEM 7. FINANCIAL STATEMENTS

11

Report of Independent Registered Public Accounting Firm

To The Board of Directors and shareholders
Brooklyn Cheesecake & Desserts Company, Inc.

We have audited the accompanying balance sheet of Brooklyn Cheesecake & Desserts Company, Inc. as of December 31, 2006, and the related statements of operations, changes in stockholders' deficiency, and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brooklyn Cheesecake & Desserts Company, Inc. as of December 31, 2006, and the results of its operations and cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company incurred significant losses from operations for the years ended December 31, 2006 and 2005 and as of December 31, 2006 has a working capital deficiency in the amount of $912,657, which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are discussed in the notes to the financial statements. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sherb & Co., LLP
Certified Public Accountants

Boca Raton, Florida
April 13, 2007

12

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
BALANCE SHEET - DECEMBER 31, 2006

ASSETS

Current assets:
Accounts receivable	$13,084
Total current assets	13,084

Other assets:
Tradename, net of amortization	61,125
Total other assets	61,125

$74,209

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
Accounts payable	$9,000
Accrued expenses	85,463
Notes payable	815,000
Notes payable, officer	16,278
Total current liabilities	925,741

Stockholders' deficiency:
Preferred stock $.001 par value, authorized 2,000,000
shares, none issued	-
Common stock, $.025 par value, authorized 30,000,000
shares, issued and outstanding 684,445 shares	17,110
Additional paid-in capital	12,254,135
Accumulated deficit	(13,122,777)
Total stockholders' deficiency	(851,532)

$74,209

See notes to financial statements.

13

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2006		2005

Licensing fees		$13,084		$-

Selling, general and administrative expenses		192,383		135,792
Interest expense		79,463		152,366
		(271,846)		(288,158)

Loss from continuing operations		(258,762)		(288,158)

Discontinued operations
Loss from discontinued
operations		(383,781)		(776,153)
Gain on disposal of assets		527,371		-
Gain (loss) from discontinued operations		143,590		(776,153)

Net loss		($ 115,172)		($ 1,064,311)

Earnings per common share:
Basic and diluted:

Loss from continuing operations		$(0.39)		$(0.58)
Gain (loss) from discontinued operations		$0.22		$(1.56)

Net loss per common share	$	(0.17)	$	(2.14)

Weighted average number of common shares outstanding basic and diluted		666,369		496,983

See notes to financial statements.

14

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIENCY
YEARS ENDED DECEMBER 31, 2006 AND 2005

	Common Stock
	Number		Additional		Total
	of		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Deficiency

Balance at January 1, 2005	339,813	$8,495	$11,537,145	($11,943,294)	($ 397,654)

Stock issued for salary	74,000	1,850	146,150	-	148,000
Stock issued for professional services	12,517	313	25,937	-	26,250
Stock issued for website development	100,000	2,500	338,550	-	341,050
Stock issued for repayment of debt	9,017	225	17,809	-	18,034
Stock issued for Directors’ fees	5,666	142	12,858	-	13,000
Net loss for the year ended December 31, 2005	-	-	-	(1,064,311)	(1,064,311)

Balance at December 31, 2005	541,013	13,525	12,078,449	(13,007,605)	(915,631)

Stock issued for salary	40,400	1,010	49,490	-	50,500
Stock issued for professional services	30,000	750	36,750	-	37,500
Stock issued for repayment of debt	9,032	225	11,046		11,271
Stock issued for directors’ fees	64,000	1,600	78,400		80,000
Net loss for the year ended December 31, 2006	-	-	-	(115,172)	(115,172)

Balance at December 31, 2006	684,445	$17,110	$12,254,135	($13,122,777)	($ 851,532)

See notes to financial statements.

15

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
STATEMENTS OF CASH FLOWS
	Years Ended December 31,
	2006	2005
Operating activities:
Loss from continuing operations	($258,762)		($288,158)
Adjustments to reconcile loss from continuing operations to
net cash used in continuing operating activities:
Depreciation and amortization	6,000		6,000
Changes in operating assets and liabilities:
Fees Receivable	(13,084)		-
Prepaid expenses	20,671		4,025
Accounts payable	9,000		-
Accrued expenses	85,463		-
Net cash used in operating activities	(150,712)		(278,133)
Gain (loss) from discontinued operations	(383,781)		(776,153)
Adjustments to reconcile loss from discontinued operations to net cash
Provided by (used in) discontinued operating activities:
Gain on disposal of assets	527,371		-
Depreciation and amortization	31,654		107,346
Common stock issued for services	168,000		187,250
Impairment loss	-		201,887
Decrease in net assets from discontinued operations	422,573		99,463
(Decrease) Increase in net liabilities from discontinued operations	(646,185)		172,803
Net cash provided by (used in) discontinued operations	119,632		(7,404)

Investing activities:
Purchase of property and equipment	-		(30,163)
Sale of property & equipment	249,198		-
Net cash provided by (used in) investing activities	249,198		(30,163)

Financing activities:
Proceeds from notes payable	15,000		-
Proceeds from capital lease	-		12,503
Proceeds from officers’ loans	16,278		286,250
Payment of capital lease	-		(10,834)
Principal payment of notes payable	(208,241)		-
Principal payment of officers’ loans	(48,599)		-
Net cash (used in) provided by financing activities	(225,562)		287,919

Net decrease in cash and cash equivalents	(7,444)		(27,781)

Cash and cash equivalents, beginning of year	7,444		35,225

Cash and cash equivalents, end of year	$-		$7,444

Cash paid during the year for:
Interest:	$-	$	$ 72,814
Non-cash transactions affecting investing and financing transactions:
Issuance of restricted common shares for debt	$-		$168,034

See notes to financial statements.

16

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

1. Description of business and going concern:

The Company was a manufacturer of baking and confectionery products, which were sold to supermarkets, food distributors, educational institutions, restaurants, mail order and to the public. Although the Company sold its products throughout the United States, its main customer base was on the East Coast of the United States. The Company has now become a holder and licensor of intellectual property.

During the years ended December 31, 2006 and 2005, the Company incurred losses from continuing operations in the amount of $258,762 and $288,158, respectively, and as of December 31, 2006 had a net working capital deficiency of $912,657.

2. Summary of significant accounting policies:

Cash and cash equivalents:
For the purpose of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Accounts receivable and allowances:
Accounts receivable are reported at net realizable value.

Use of estimates:
The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Net (Loss) Income per Share:
The Company computes net (loss) income per share in accordance with SFAS No. 128 Earnings Per Share. Basic net (loss) income per share is based on the weighted average common shares outstanding during the same period.   Diluted net (loss) income adjusts the weighted average for potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock, which would then share in the earnings of the Company. At December 31, 2006 the Company had no such securities outstanding.

Revenue Recognition:
Income from licensing fees are recognized from the sale by our licensee of goods bearing the Brooklyn Cheesecake & Desserts Company, Inc. trademark.  The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition.  In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Income Taxes:
The Company accounts for income taxes in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes.”  The Company recognizes deferred tax assets and liabilities based on the differences between the book bases and the tax bases of the assets and liabilities, using the effective tax rates in the years in which the differences are expected to reverse. A valuation allowance is recorded when it is probable that some or all of a deferred tax asset will not be realized.

17

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

2. Summary of significant accounting policies (continued):

Impairment of Long-Lived Assets:
The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. The recoverability of assets held and used in operations is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Stock Based Compensation:

Effective January 1, 2006, the Company adopted the provisions of SFAS No. 123(R), “Share-Based Payment,” under the modified prospective method, SFAS No. 123(R) eliminates accounting for share-based compensation transaction using the intrinsic value method prescribed under APB Opinion No. 25 “Accounting for Stock Issued to Employees,” and requires instead that such transactions be accounted for using a fair-value-based method. Under the modified prospective method, the Company is required to recognize compensation cost for share-based payments to employees based on their grant-date fair value from the beginning of the fiscal period in which the recognition provisions are first applied. For periods prior to adoption, the financial statements are unchanged, and the pro forma disclosures previously required by SFAS No. 123, as amended by SFAS No. 148, will continue to be required under SFAS No. 123(R) to the extent those amounts differ from those in the statement of Operations.

Fair Value of Financial Instruments:
The Company’s financial instruments consist of , accounts receivable, accounts payable, accrued expenses, notes payable and long-term debt.  The carrying amounts of the financial instruments reported in the balance sheet approximate fair value based on the short-term maturities of these instruments.

Reclassifications:
Certain reclassifications have been made to the prior year's consolidated financial statements to conform to current year's presentation. Such reclassifications had no effect on the reported net loss or net stockholders deficit.

Recent accounting pronouncements:

In February 2006, the Financial Accounting Standards Board issued Statement No. 155 (“SFAS No 155”), “Accounting for Certain Hybrid Instruments: An Amendment of FASB Statements No. 133 and 140”. Management does not believe that this statement will have a significant impact as the Company does not use such instruments.

In May 2006, the SEC announced that the compliance date for non-accelerated filers pursuant to Section 404 of the Sarbanes-Oxley Act had been extended. Under the latest extension, a company that is not required to file its annual and quarterly reports on an accelerated basis must begin to comply with the internal control over financial reporting requirements for its first fiscal year ending on or after July 15, 2008, which, for us, is effective for fiscal 2008 beginning January 1, 2008. This is a one-year extension from the previously established July 15, 2007 compliance date established in September 2005. The SEC similarly extended the compliance date for these companies relating to requirements regarding evaluation of internal control over financial reporting and management certification requirements. We are currently evaluating the impact of Section 404 of the Sarbanes-Oxley Act on our results of operations, cash flows or financial condition.

18

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

Recent accounting pronouncements (continued):

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The Company does not expect FIN 48 will have a material effect on its financial condition or results of operations.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) 108 which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for the first interim period following the first fiscal year ending after November 15, 2006, which, for us, is effective for fiscal 2007 beginning January 1, 2007. We believe that the adoption of SAB 108 will not have a material impact on the Company’s results of operations, cash flows or financial condition.

The Company does not believe that any other recently issued, but not yet effective accounting standards will have a material effect on the Company’s consolidated financial position, results of operations or cash flows.

3. Concentration of credit risk and major customers:

The Company maintains all of its cash balances in New Jersey financial institutions. The balances are insured by the Federal Deposit Insurance Company (FDIC) up to $100,000. At December 31, 2006, the Company had no uninsured cash balances.

4. Tradename and licensing agreements:

On March 7, 2002, the Company purchased the rights to the tradenames Brooklyn Cheesecake Company, Inc. and Brooklyn Cheesecake & Desserts Company, Inc. and the related corporate logo in exchange for 300,000 shares of the Company's common stock, valued on the purchase date at $90,000. The tradename rights are being amortized on the straight-line basis over a fifteen-year term. Amortization expense was $6,000 and $6,000, respectively, for the years ended December 31, 2006 and 2005.

On March 28, 2006 the Company entered into a licensing agreement with its former Chairman and CEO, whereby a one percent of sales fee would be charged for the use of the Brooklyn Cheesecake and Desserts Company, Inc. trademarks.

The following is a schedule of future amortizations on the trade name:

Years Ended December 31,
2007	$6,000
2008	6,000
2009	6,000
2010 2011 Thereafter	6,000 6,000 31,125
$61,125

19

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

5. Notes payable:

Note dated January 31, 2006 was issued and is payable to Ronald L. Schutté the former Chairman and CEO payable on demand, with interest at the rate of 13%, per annum, and secured by the Company’s trademarks. The original amount of the loan was $995,818 of which $195,818 plus additional loans and accrued interest was satisfied upon completion of an exchange agreement dated March, 28, 2006 (see note 9). Mr. Schutté also advanced $15,000 to cover additional expenses during that period.

6. Common stock:

The following common stock issuances were made during the year ended December 31, 2006:

• The Company issued 28,000 shares of common stock for services. The shares were issued to officers of the Company, valued at $35,000, or $1.25 per share, on February 17, 2006, the closing trading price on the date of issuance.

• The Company issued 9,032 shares of common stock for merchandise purchased. These shares were issued to a vendor, valued at $11,271, or $1.25 per share, on February 17, 2006 the closing trading price on the date of issuance.

• In payment of fees to Company Board members and Corporate secretary, the Company issued 64,000 shares of common stock. The shares were issued to the directors and corporate secretary, valued at $80,000, or 1.25 per share, on February 17, 2006 the closing trading price on the date of issuance.

• In payment of fees to consultants, the Company issued 30,000 shares of common stock. The shares were issued to the consultants, valued at $37,500, or $1.25 per share, on February 17, 2006 the closing trading price on the date of issuance.

• In payment of salaries to employees, the Company issued 12,400 shares of common stock. The shares were issued to the employees, valued at $15,500, or $1.25 per share, on February 17, 2006 the closing trading price on the date of issuance.

The following common stock issuances were made in the year ended December 31, 2005:

• On January 13, 2005 the Company issued 74,000 shares of common stock for services valued at $148,000. All the shares were issued to officers of the Company, valued at $148,000, or $2.00 per share on January 13, 2005, the closing trading price on the date of issuance.

• On March 2, 2005 the Company issued 9,017 shares of common stock in settlement of an account payable of $18,034. These shares are valued at approximately $2.00 per share the closing trading price on the date of issuance.

• On January 13, 2005, in payment of fees to Company Board members and Corporate Secretary, the Company issued 4,500 shares of common stock, valued at $9,000. These shares are valued at $2.00 per share the closing trading price on the date of issuance.

20

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

6. Common stock (continued):

• On March 2, 2005 the Company issued 42,000 shares of common stock for the initial payment of the website development costs totaling $152,250. These shares are valued at $3.63 per share the closing trading price on the date of issuance.

•
On April 27, 2005 the Company issued an additional 42,000 shares of common stock as consideration of the website development costs totaling $151,200. These shares are valued at $3.60 per share the closing trading price on the date of issuance.

• On August 29th and September 29th, 2005 the Company issued a total of 2,637 shares of common stock for services rendered valued at $8,750, pursuant to a monthly service retainer agreement. These shares were issued at various times during the quarter and have per share values ranging from approximately $2.63 to $4.38 per share depending on the closing trading price on the date of issuance.

• On August 29, 2005, in payment of fees to Company Board members and the Corporate Secretary, the Company issued 3,048 shares of common stock, valued at $8,000. These shares are valued at $2.63 per share the closing trading price on the date of issuance.

• On September 29, 2005 the Company issued the final 16,000 shares of common stock as consideration of the website development costs totaling $37,600. These shares are valued at $2.35 per share the closing trading price on the date of issuance.

• On August 29, 2005 the Company issued 6,000 shares of common stock for services rendered valued at $9,000.

• On September 21, 2005 the Company issued 2,000 shares of common stock for services rendered valued at $4,500.

The issuance of the common stock was exempt from registration pursuant to Section 4 (2) of The Securities Act of 1933, as amended.

In February 2005, the Company amended their Certificate of Incorporation and increased the number of authorized common shares to 30,000,000 from a previous 10,000,000 shares.

7  Income taxes:

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS No. 109") "Accounting for Income Taxes", which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between the financial statement and income tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

The Company had a net loss of $115,172 during the year ended December 31, 2006 and had no Federal or State income tax obligations. The Company had no significant deferred tax effects resulting from the temporary differences that give rise to deferred tax assets and deferred tax liabilities for the year ended December 31, 2006 other than net operating losses.

21

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

7  Income taxes (continued):

Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities. There was no cumulative effect of adoption or current effect in continuing operations mainly because the Company has accumulated a net operating loss carryforward of approximately $11,000,000. The Company has made no provision for a deferred tax asset nor for increase in such due to a valuation allowance has been provided which is equal to the deferred tax asset. It cannot be determined at this time that a deferred tax asset is more likely that not to be realized.

The Company's loss carryforward of approximately $11,000,000 may be offset against future taxable income. The carryforward losses expire at the end of the years 2007 through 2026

The utilization of the above loss carryforwards, for federal income tax purposes, may be subject to limitation resulting from changes in ownership.

8. Common stock options:

The Board of Directors has full authority and discretion to determine the eligible participants to be granted stock options, the exercise option price, the date of issuance and the date of expiration. The total number of shares set aside was 143,432. At the grant date, the option exercise price for all options granted was equal to the fair market value of the Company’s stock. The options expire five years from the grant date. There were 0 and 143,432 options granted during the calendar years 2006 and 2005.

Information relating to stock option and warrant activity for 2006 is as follows:

	Shares Underlying Options	Weighted Average Exercise Price
Outstanding at December 31, 2004	13,000	$2.50
Granted	143,432	$2.22
Cancelled	(13,000)	$2.50
Outstanding at December 31, 2005	143,432	$2.22
Exchange	(143,432)	$2.22
Outstanding at December 31, 2006	-	-

Options exercisable at December 31, 2005	143,432	$2.22
Options exercisable at December 31, 2006	-	-

22

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

9. Exchange Agreement:

On March 28, 2006, the Company entered into an exchange agreement with Ronald L. Schutté its former Chairman and CEO whereby the Company exchanged $1,145,315 in assets in exchange for $1,145,315 of the $1,945,315 liabilities of the company which included some of the debt due to Mr. Schutté. The balance of the Company’s $800,000 obligation to Mr. Schutté will be extinguished upon the Company raising additional capital. Mr. Schutté also assumed the balance of the building lease and various equipment leases. The Company also entered into an exclusive licensing agreement with Mr. Schutté and a company owned by Mr. Schutté whereby, the Company receives one percent of sales as a royalty for use of the Company’s trademarks. Mr. Schutté also acquired the stock of the Company’s J.M. Specialty, Inc. subsidiary. Licensing fees were $13,084 for 2006.

10. Discontinued Operations:

The Company’s Exchange Agreement has been accounted for under the requirements of paragraph 30 of Statements of Financial Accounting Standards 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.”

23

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 8A. CONTROLS AND PROCEDURES

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.

         As of December 31, 2006, we carried out an evaluation of the effectiveness of the design and operation of our “disclosure controls and procedures” (as defined in the Exchange Act Rules 13a-15(e) and 15d-15(e)) under the supervision and with the participation of our management, including Anthony J. Merante, our Chief Executive Officer and Chief Financial Officer. Based upon that evaluation, Mr. Merante concluded that our disclosure controls and procedures are effective. There were no significant changes in our disclosure controls and procedures that have materially affected or are reasonably likely to materially affect our internal controls over financial reporting during the quarter ended December 31, 2006.

     Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act are recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is accumulated and communicated to management to allow timely decisions regarding required disclosure.

CHANGES IN INTERNAL CONTROLS

     There have not been any changes in the issuer’s internal control over financial reporting identified in connection with the evaluation required by paragraph (d) of Rule 13a-15 or Rule 15d-15 under the Exchange Act that occurred during the issuer’s last fiscal year that has materially affected, or is reasonable likely to materially affect, the issuer’s internal control over financial reporting.
LIMITATIONS ON THE EFFECTIVENESS OF CONTROLS.

A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions; over time, control may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost effective control system, misstatements due to error or fraud may occur and not be detected. The Company conducts periodic evaluations of its internal controls to enhance, where necessary, its procedures and controls.

CONCLUSIONS.

Based on this evaluation, the CEO/CFO concluded that the issuer’s disclosure, controls and procedures are effective to ensure that information required to be disclosed in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities Exchange Commission rules and forms.

24

ITEM 8B. OTHER INFORMATION
None.

PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS: COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Information Concerning the Board of Directors and Executive Officers

The following table sets forth certain information concerning the Board of Directors, persons nominated to be elected as directors and executive officers of the Company:

Name of Director or Executive Officer, Age and Position Held with Company	Principal Occupation For Previous Five Years	Date of Initial Electionas Director

Anthony J. Merante, 45 Chairman, President, Chief Financial Officer, Chief Executive Officer, and Corporate Secretary	Certified Public Accountant Chief Financial Officer	January 2003
Carmelo Foti, 53 Director	VP & Manager Credit & Marketing National Bank Of Egypt, NY Branch	January 2003
Liborio Borsellino, 50 Director	Partner, RBC and Associates	August 2004
David Rabe, 45 Director	President, Interpro Systems, Inc.	August 2004
Donald O’Toole, 54 Director	Senior Vice-president, Petry TV, Inc.	August 2005

All directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

Officers are appointed by the Board of Directors and serve at the discretion of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

The Securities and Exchange Commission (the "Commission") has comprehensive rules relating to the reporting of securities transactions by directors, officers and shareholders who beneficially own more than 10% of the Company's Common Shares (collectively, the "Reporting Persons"). These rules are complex and difficult to interpret. Based solely on a review of Section 16 reports received by the Company from Reporting Persons, the Company believes that no Reporting Person has failed to file a beneficial ownership report on a timely basis during the most recent fiscal year, except for Messrs Schutté and Merante who filed beneficial ownership reports late.

25

Audit Committee

We have not designated an audit committee of the board of directors since there are no complicated accounting or auditing issues.

Code of Ethics

We have not adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. As Anthony J. Merante is our President, Chief Executive Officer and Chief Financial Officer, we did not believe that a formal written Code of Ethics was necessary to regulate his conduct.

ITEM 10. EXECUTIVE COMPENSATION

Compensation of Directors

Directors of the Company receive a fee of $1,000 for attending each meeting of the Board of Directors or a committee thereof. In addition, all directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending such meetings. There was one meeting of the board of directors in 2006 for which the fee was waived in exchange for converting options held to common stock.

Name	Fees Earned Or Paid in Cash	Option Awards	Total
Anthony J. Merante	$0.00	$15,840	$15,840
Carmelo Foti	$0.00	$15,840	$15,840
Libario Borsellino	$0.00	$15,840	$15,840
David Rabe	$0.00	$15,840	$15,840
Donald O’Toole	$0.00	$15,840	$15,840

Executive Compensation

The following table sets forth compensation paid to the former Chief Executive Officer and to Executive Officers of the Company, excluding those executive officers who did not receive an annual salary and bonus in excess of $100,000, for the three years ended December 31, 2006.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($)	Other Compensation	Total
Anthony J. Merante	2006	$0.00	$0.00	$0.00	$0.00
President, Chief Executive Officer and Chief Financial Officer	2005	$96,000	$15,840	$0.00	$108,000
Ron Schutté, (former)	2006	$0.00	$0.00	$0.00	$0.00
Chief Executive Officer	2005 2004	$200,000 $200,000	$39,600 $0.00	$0.00 $0.00	$230,000 $200,000

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No other executive officer received a salary and bonus in excess of $100,000 for the three years ended December 31, 2006.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

Securities Authorized for Issuance Under Equity Compensation Plans

The 2004 Stock Incentive Plan authorizes the issuance of up to 3,000,000 shares of common stock none of which are presently issued and outstanding. The 2004 Stock incentive Plan was approved by our shareholders.

Owners of our Common Stock
The following table sets forth, as of March 31, 2007, certain information with respect to beneficial ownership of our common stock as of March 31, 2007 by:
•	each person known to us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	each of our executive officers; and

•	all of our executive officers and directors as a group.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Anthony J. Merante c/o 20 Passaic Ave Fairfield, NJ 07004	59,852	11.1%
Charles Brofman c/o 20 Passaic Ave Fairfield, NJ 07004	28,000 (2)	5.2%
James Bruchetta c/o 20 Passaic Ave Fairfield, NJ 07004	28,000 (2)	5.2%
Richard Rosa c/o 20 Passaic Ave Fairfield, NJ 07004	28,000 (2)	5.2%
Bailey Family Trust c/o 20 Passaic Ave Fairfield, NJ 07004	33,602	6.3%
Ronald L. Schutté c/o 20 Passaic Ave Fairfield, NJ 07004	125,369	18.3%
Wachovia Corporation c/o 20 Passaic Ave Fairfield, NJ 07004	35,280	6.6%
Directors and Nominal Executives as a Group (4 persons)	44,168	10.5%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)	Voting rights held by Chairman of the Board pursuant to website development agreement dated March 1, 2005.

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ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Exchange of Assets

On March 28, 2006, the Company entered into an exchange agreement with Ronald L. Schutté its former Chairman and CEO whereby the Company exchanged certain assets in exchange for a majority of liabilities of the company and a portion of the secured debt due to Mr. Schutté. The balance of the Company’s obligation to Mr. Schutté will be extinguished upon the Company raising additional capital. The Company also entered into an exclusive licensing agreement with Mr. Schutté and a company owned by Mr. Schutté whereby, the Company receives one percent of sales as a royalty for use of the Company’s trademarks. Mr. Schutté also acquired the stock of the Company’s J.M. Specialty, Inc. subsidiary.

ITEM 13. EXHIBITS

(a) The following Exhibits are filed as part of this report.

Exhibit Number	Description

2.1
Purchase and Sale Agreement, dated June 2, 1995, by and among the Company, Greenberg Dessert Associates Limited Partnership, SMG Baking Enterprises, Inc. and its limited partners. Incorporated by reference to the Company's Registration Statement on Form SB-2 Registration Number 33-96094.

2.2
Stock Purchase Agreement, dated as of January 17, 1997, by and between the Company and Philip Grabow, without exhibits. Incorporated by reference to Schedule 13-D filed by Philip Grabow on SEC File Number 005-48185.

3.1	Restated Certificate of Incorporation. Incorporated by reference to the Company's Registration Statement on Form SB-2 Registration Number 33-96094.

3.2	Amended and Restated By-laws. Incorporated by reference to the Company's Registration Statement on Form SB-2 Registration Number 33-96094.

3.3	Amendment to Certificate of Incorporation. Incorporated by reference to the Company's Current Report on Form 8-K, dated February 23, 2005.

3.4	Amendment to Certificate of Incorporation. Incorporated by reference to the Company's Current Report on Form 8-K, dated March 22, 2006.

4.1	Form of certificate for shares of Common Stock. Incorporated by reference to the Company's Registration Statement on Form SB-2 Registration Number 33-96094.

4.2	Form of Representatives Warrant. Incorporated by reference to the Company's Registration Statement on Form SB-2 Registration Number 33-96094.

10.1	Modification agreement between the Company and Ronald L. Schutté dated April 30, 2005. Incorporated by reference to the Company’s Current Report on Form 8-K dated May 5, 2005.

10.2	Modification agreement between the Company and Ronald L. Schutté dated May 20, 2005. Incorporated by reference to the Company’s Current Report on Form 8-K dated May 26, 2005.

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10.3	Modification agreement between the Company and Ronald L. Schutté dated June 17, 2005. Incorporated by reference to the Company’s Current Report on Form 8-K dated June 23, 2005.

10.4	Modification agreement between the Company and Ronald L. Schutté dated July 31, 2005. Incorporated by reference to the Company’s Current Report on Form 8-K dated August 4, 2005.

10.5	Factoring Agreement between the Company and Rockland Credit Finance LLC, dated August 26, 2005. Incorporated by reference to the Company’s Current Report on Form 8-K dated September 1, 2005.

10.6	Financing Agreement between the Company and Rockland Credit Finance LLC, dated August 26, 2005. Incorporated by reference to the Company’s Current Report on Form 8-K dated September 1, 2005.

10.7	Modification agreement between the Company and Ronald L. Schutté dated November 30, 2005. Incorporated by reference to the Company’s Current Report on Form 8-K dated December 7, 2005.

10.8	Note dated January, 31 2006 between the Company and Ronald L. Schutté. Incorporated by reference to the Company’s Current Report on Form 8-K dated February 3, 2006.

10.9	Note dated January, 31 2006 between the Company and Anthony J. Merante. Incorporated by reference to the Company’s Current Report on Form 8-K dated February 3, 2006.

10.10
Amendment to Articles of Incorporation to implement the reverse stock split of the outstanding shares of the Company’s common stock at a ratio of 1:25. Incorporated by reference to the Company’s Current Report on Form 8-K dated March 22, 2006.

10.11
Departure of Director and principal officer Ronald L. Schutté; election of director and appointment of principal officer Anthony J. Merante. Incorporated by reference to the Company’s Current Report on Form 8-K dated March 29, 2006.

10.12
Asset Exchange Agreement, tenant’s lease assignment, and exclusive licensing agreement with the Company’s former Chairman, Chief Executive Officer, and President Ronald L. Schutté. Incorporated by reference to the Company’s Current Report on Form 8-K dated March 31, 2006.

*21.1	Subsidiaries of Brooklyn Cheesecake & Desserts Company, Inc.

*31.1
Certification dated April 16, 2007 pursuant to Exchange Act Rule 13a-14(a) or 15d-14(a) of the Principal Executive Officer and Principal Financial Officer as adopted pursuant to Section 302 of the Sarbanes Oxley-Act of 2002 by Anthony J. Merante, President, Chief Executive Officer, and Chief Financial Officer.

*32.1
Certification dated April 16, 2007 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 made by Anthony J. Merante, President, Chief Executive Officer, and Chief Financial Officer.

_____________________

*               Filed Herewith.

(b)        We did not file any current Reports on Form 8-K during the fourth quarter of 2006.

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ITEM 14. PRINCIPAL ACCOUNTANT’S FEES AND SERVICES

The following table shows the fees that we paid or accrued for the audit and other services provided by Sherb and Co., LLP our present Accountants during 2006 and 2005.

	Fiscal 2006	Fiscal 2005
Audit Fees	$15,000	$34,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$15,000	$34,919

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our Board of Directors has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to fiscal year 2006 were pre-approved by the entire Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant duly caused this Annual Report on Form 10- KSB to be signed on its behalf by the undersigned, thereunto duly authorized on April 17, 2007.

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.

By: /s/Anthony J. Merante
Chairman, President, Chief Financial Officer and Chief Executive Officer

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on April 17, 2007.

Signatures	Title

/s/ Anthony J. Merante	President, Chief Executive Officer and Chief Financial Officer
Anthony J. Merante

/s/ Carmelo Foti	Director
Carmelo Foti

/s/Liborio Borsellino	Director
Liborio Borsellino

/s/David Rabe	Director
David Rabe

/s/Donald O’Toole	Director
Donald O’Toole

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